                                                                 EXHIBIT 10.90

                           REVOLVING CREDIT, FACTORING
                                       AND
                               SECURITY AGREEMENT

                                     between

                             TARRANT APPAREL GROUP,

                                 TAG MEX, INC.,

                         certain Lenders parties hereto,

                         and GMAC COMMERCIAL CREDIT LLC,

                              as Agent for Lenders

                                January 21, 2000

                                TABLE OF CONTENTS

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
I.      DEFINITIONS............................................................1
        1.1    Accounting Terms................................................1
        1.2    General Terms...................................................1
        1.3    Uniform Commercial Code Terms..................................14

II.  ADVANCES, PAYMENT, INTEREST AND FEES.....................................15
        2.1    (a)  Advances..................................................15
               (b)  Revolving Line of Credit..................................15
        2.2    Repayment of Excess Advances...................................15
        2.3    Procedure for Revolving Advances Borrowing.....................15
        2.4    Disbursement of Advance Proceeds...............................16
        2.5    Repayment of Advances..........................................17
        2.6    Statement of Account...........................................17
        2.7    Letters of Credit..............................................18
        2.8    Issuance of Letters of Credit..................................18
        2.9    Requirements For Issuance of Letters of Credit.................18
        2.10   Other Lender's Participation...................................19
        2.11   Additional Payments............................................19
        2.12   Absolute Obligation to Repay...................................19
        2.13   Relationship to Letter of Credit Applications..................20
        2.14   Relationship to Letter of Credit Supplement....................21

III.    Factoring of Receivables..............................................21
        3.1    Covered Sales..................................................21
        3.2    Customer Credit Approval.......................................21
        3.3    Purchase Price of Factored Receivables.........................21
        3.4    Matured Funds..................................................21
        3.5    Monthly Statement..............................................22
        3.6    Chargebacks....................................................22

IV.  INTEREST AND FEES........................................................22
        4.1    Interest.......................................................22
        4.2    Letters of Credit..............................................22
        4.3    Unused Line Fee................................................24
        4.4    Factor's Commission............................................24
        4.5    Agent's Fee....................................................24
        4.6    Reimbursement Costs............................................24
        4.7    Computation of Interest and Fees...............................24
        4.8    Maximum Charges................................................24
        4.9    Increased Costs................................................24
        4.10   Capital Adequacy...............................................25
        4.11   Survival.......................................................26

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                               TABLE OF CONTENTS

V.  COLLATERAL:  GENERAL TERMS................................................26
        5.1    Security Interest in the Collateral............................26
        5.2    Perfection of Security Interest................................26
        5.3    Disposition of Collateral......................................26
        5.4    Preservation of Collateral.....................................26
        5.5    Ownership of Collateral........................................27
        5.6    Defense of Agent's Interests...................................27
        5.7    Books and Records..............................................28
        5.8    Compliance with Laws...........................................28
        5.9    [Intentionally Omitted]........................................28
        5.10   Inspection of Premises.........................................28
        5.11   Insurance......................................................28
        5.12   Failure to Pay Insurance.......................................29
        5.13   Payment of Taxes...............................................29
        5.14   Payment of Leasehold Obligations...............................30
        5.15   Receivables....................................................30
               (a)  Nature of Receivables.....................................30
               (b)  Solvency of Customers.....................................30
               (c)  Location of Borrower......................................30
               (d)  Collection of Receivables.................................30
               (e)  Notification of Assignment of Receivables.................31
               (f)  Power of Agent to Act on Borrower's Behalf................31
               (g)  No Liability..............................................31
               (h)  Establishment of Depository Accounts......................32
        5.16   Inventory......................................................32
        5.17   Maintenance of Equipment.......................................32
        5.18   Exculpation of Liability.......................................32
        5.19   Environmental Matters..........................................32

VI.  REPRESENTATIONS AND WARRANTIES...........................................32
        6.1    Authority......................................................33
        6.2    Formation and Qualification....................................33
        6.3    Survival of Representations and Warranties.....................33
        6.4    Tax Returns....................................................33
        6.5    Financial Statements...........................................33
        6.6    Corporate Name.................................................34
        6.7    Compliance.....................................................34
        6.8    Solvency; No Litigation, Violation,............................34
        6.9.   Patents, Trademarks, Copyrights and Licenses...................35
        6.10   Licenses and Permits...........................................35
        6.11   Default of Indebtedness........................................35
        6.12   No Default.....................................................35
        6.13   No Burdensome Restrictions.....................................35
        6.14   No Labor Disputes..............................................36
        6.15   Margin Regulations.............................................36
        6.16   Investment Company Act.........................................36
        6.17   Disclosure.....................................................36

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        6.18   Swaps..........................................................36
        6.19   Year 2000 Issue................................................36

VII.  AFFIRMATIVE COVENANTS...................................................37
        7.1    Payment of Fees................................................37
        7.2    Conduct of Business and Maintenance of Existence and Assets....37
        7.3    Violations.....................................................37
        7.4    Government Receivables.........................................37
        7.5    Financial Covenants............................................38
        7.6    Paydown Period.................................................38
        7.7    Execution of Supplemental Instruments..........................38
        7.8    Payment of Indebtedness........................................38
        7.9    Standards of Financial Statements..............................38
        7.10   Year 2000 Issue Compliance.....................................38

VIII. NEGATIVE COVENANTS......................................................39
        8.1    Merger, Consolidation, Acquisition and Sale of Assets..........39
        8.2    Creation of Liens..............................................39
        8.3    Guarantees.....................................................39
        8.4    Investments....................................................39
        8.5    Loans..........................................................40
        8.6    [INTENTIONALLY OMITTED]........................................40
        8.7    Dividends......................................................40
        8.8    Indebtedness...................................................40
        8.9    Nature of Business.............................................40
        8.10   Transactions with Affiliates...................................40
        8.11   Leases.........................................................40
        8.12   Limitation on Losses...........................................41
        8.13   Pledge of Credit...............................................41

IX.  CONDITIONS PRECEDENT.....................................................41
        9.1    Conditions to Initial Advance..................................41
               (a)  Note......................................................41
               (b)  Filings Registrations and Recordings......................41
               (c)  Corporate Proceedings of Borrower.........................41
               (d)  Incumbency Certificates of Borrower.......................41
               (e)  Legal Opinion.............................................41
               (f)  No Litigation.............................................42
               (g)  Financial Condition Opinions..............................42
               (h)  Collateral Examination....................................42
               (i)  Fees......................................................42
               (j)  Pro Forma Financial Statements............................43
               (k)  Mortgage..................................................43
               (l)  Intercreditor Agreement...................................43
               (o)  Other.....................................................43
        9.2  Conditions to Each Advance.......................................43
               (a)  Representations and Warranties............................43
               (b)  No Default................................................43

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
               (c)  Maximum Advances..........................................43
               (d)  Borrowing Base Certificate................................43

X.  INFORMATION AS TO BORROWER................................................44
        10.1   Disclosure of Material Matters.................................44
        10.2   Schedules......................................................44
        10.3   Environmental Reports..........................................44
        10.4   Litigation.....................................................45
        10.5   Occurrence of Defaults, etc....................................45
        10.6   Government Receivables.........................................45
        10.7   Annual Financial Statements....................................45
        10.8   Quarterly Financial Statements.................................46
        10.9   Monthly Financial Statements...................................46
        10.10  Other Reports..................................................46
        10.11  Additional Information.........................................46
        10.12  Projected Operating Budget.....................................46
        10.13  INTENTIONALLY OMITTED..........................................47
        10.14  Additional Documents...........................................47

XI.  EVENTS OF DEFAULT........................................................47

XII.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT..............................48
        12.1   Rights and Remedies............................................48
        12.2   Majority Lenders  Discretion...................................50
        12.3   Setoff.........................................................50
        12.4   Rights and Remedies not Exclusive..............................50

XIII.  THE AGENT..............................................................50
        13.1   Appointment and Authorization..................................50
        13.2   Agent and Affiliates...........................................51
        13.3   Action by Agent................................................51
        13.4   Consultation with Experts......................................51
        13.5   Liability of Agent.............................................51
        13.6   Indemnification................................................51
        13.7   Failure to Act.................................................52
        13.8   Credit Decision................................................52
        13.9   Additional Lenders.............................................52
        13.10  Information to Lenders.........................................52
        13.11  Payments.......................................................52

XIV. WAIVERS AND JUDICIAL PROCEEDINGS.........................................53
        14.1   Waiver of Notice...............................................53
        14.2   Delay..........................................................53
        14.3   Jury Waiver....................................................53

XV.  EFFECTIVE DATE AND TERMINATION...........................................54
        15.1   Term...........................................................54
        15.2   Termination....................................................54

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XVI.  MISCELLANEOUS...........................................................54
        16.1   Governing Law..................................................54
        16.2   Entire Understanding...........................................55
        16.3   Amendments and Waivers.........................................55
        16.4   Successors and Assigns; Participants; New Lenders..............56
        16.5   Application of Payments........................................56
        16.6   Indemnity......................................................56
        16.7   Notice.........................................................56
        16.8   Survivability..................................................57
        16.9   Expenses.......................................................57
        16.10  Injunctive Relief..............................................57
        16.11  Joint and Several Obligations..................................57
        16.12  Captions.......................................................58
        16.13  Counterparts...................................................58

EXHIBITS

        A      Revolving Percentages
        B      Form or Revolving Note
        C      Form of Request for Advance
        D      Form of Borrowing Base Certificate
        E      Form of Compliance Certificate
        F      Form of Lender Assignment Agreement
        G      Form of Trademark Security Agreement

SCHEDULES

        1.2    Outstanding Liens
        5.5    Equipment and Inventory Locations
        6.2    Qualifications to do Business
        6.6(a) Corporate Name
        6.6(b) Acquisitions
        6.8    Pending Litigation
        6.9(a) Trademarks
        6.9(b) Trademark Disputes
        6.10   Licenses/Permits
        6.14   Labor Disputes
        8.3    Outstanding Guarantees
        8.8    Outstanding Indebtedness
        9.1(f) Litigation

                           REVOLVING CREDIT, FACTORING
                                       AND
                               SECURITY AGREEMENT
                               ------------------

            Revolving Credit, Factoring and Security Agreement dated as of January 21, 2000 between Tarrant Apparel Group (doing business as Fashion Resource), a corporation organized under the laws of the State of California ("TAG"), Tag Mex, Inc., a corporation organized under the laws of the State of California ("TMI") (TAG and TMI are individually and collectively referred to as "Borrower"), the financial institutions that are, or may hereafter become, parties to this Agreement (individually a "Lender" and collectively "Lenders"), and GMAC Commercial Credit LLC, a limited liability company organized under the laws of the State of New York, hereinafter individually referred to as "GMAC" and a Lender, and in its capacity as agent for Lenders, the "Agent".

            IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower and Lenders hereby agree as follows:

            I. DEFINITIONS.

                  1.1 Accounting Terms. As used in this Agreement or any
                      ----------------
certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 hereof or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 hereof to the extent not defined, shall have the respective meanings given to them under GAAP (as defined below).

                  1.2 General Terms. For purposes of this Agreement the
                      -------------
following terms shall have the following meanings:

                  "Advances" shall mean and include the Revolving Advances and
                   --------
Letters of Credit, as provided under Article II hereof.

                  "Affiliate" of any Person shall mean (a) any Person which,
                   ---------
directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to

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direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agent" means GMAC in its capacity as agent for the ratable
                   -----
benefit of itself and the other Lenders as may from time to time become parties hereto and any successors to GMAC in the capacity as agent.

                  "Alternate Base Rate" shall mean, for any date and with
                   -------------------
respect to all Base Rate Advances, a fluctuating rate per annum equal to the higher of (i) the Prime Rate in effect on such day or (ii) the Federal Funds Rate in effect on such day plus one-half percent (1/2 of 1%).

                  "Applicable LIBOR Rate Margin" means, with respect to any
                   ----------------------------
LIBOR Rate Advance, the applicable per annum percentage set forth below opposite the Total Leverage Ratio, as determined in accordance with the Compliance Certificate most recently delivered pursuant to Section 10.8 hereof:

                                                   Applicable LIBOR Rate
                                                   Margin for LIBOR Rate
        Total Leverage Ratio                             Advances
        --------------------                       ---------------------

        greater than 1.0:1.0                              1.50%

        between .75:1.0- 1:0:1.0                          1.25%

        less than .75:1.0                                 1.00%

Any reduction or increase in the Applicable LIBOR Rate Margin shall be effective beginning on the date that is three (3) days following the date on which Agent receives Borrower's Compliance Certificate pursuant to Section 10.8 hereof. At such time as TAG receives a senior debt rating from a recognized rating agency acceptable to Agent of BBB or better, the Applicable LIBOR Rate Margin shall be adjusted to the then current market rates as determined by Lenders in their credit judgment. In the event Borrower does not timely deliver a Compliance Certificate pursuant to Section 10.8 below, in addition to any rights and remedies Lenders may have against Borrower as a result of its failure to provide such Compliance Certificate, the "Applicable LIBOR Rate Margin" shall be deemed to be 1.50% from the date such Compliance Certificate was due until the third day following the receipt thereof by the Agent, at which date the "Applicable LIBOR Rate Margin" shall be established pursuant to the grid set forth above.

                  "Base Rate Advance" shall mean each Revolving Advance bearing
                   -----------------
interest at the Alternate Base Rate.

                  "BNY" shall mean The Bank of New York.
                   ---

                  "Borrower" is defined in the preamble.
                   --------

                  "Borrowing Base" means the sum of:
                   --------------

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                  (a) ninety percent (90%) of the Factor Payments Due minus
amounts payable to The Hong Kong and Shanghai Banking Corporation; plus
                                                                   ----

                  (b) ninety percent (90%) of the balance due on Eligible Receivables; plus
             ----

                  (c) the lesser of (i) fifty percent (50%) of the value of Eligible Inventory located in the United States of America or (ii) $25,000,000; plus
----

                  (d) fifty percent (50%) of the value of Eligible Inventory which is in transit and is covered by a commercial letter of credit issued by the Issuer; plus
            ----

                  (e) the Overadvance Limit.

                  "Borrowing Base Certificate" shall have the meaning set forth
                   --------------------------
in Section 9.2(d)hereof.

                  "Business Day" shall mean any day other than a day on which
                   ------------
commercial banks in New York, New York or Los Angeles, California are authorized or required by law to close.

                  "Cash Interest Expense" shall mean total cash interest expense
                   ---------------------
paid or payable by Borrower for monies borrowed from any Person.

                  "CERCLA" shall mean the Comprehensive Environmental Response,
                   ------
Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.

                  "Charges" shall mean all taxes, charges, fees, imposts, levies
                   -------
or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, Liens, Claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, Borrower or any of its Affiliates.

                  "Claims" shall mean all security interests, Liens, claims or
                   ------
encumbrances held or asserted by any Person against any or all of the Collateral, other than (A) Charges and (B) Permitted Encumbrances.

                  "Closing Date" shall mean January ___, 2000 or such other date
                   ------------
as may be agreed to by the parties hereto.

                  "Collateral" shall mean:
                   ----------

                        (a) all Receivables;

                        (b) all General Intangibles;

                        (c) all Inventory;

                        (d) all of Borrower's right, title and interest in and to (i) its goods and other property including, but not limited to all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, set off, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims relating to any goods securing this Agreement; (v) if and when obtained by Borrower, all real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vi) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent for the benefit of Secured Parties hereunder, or in any amendment or supplement hereto, or under any other agreement between Agent, Lenders and Borrower relating hereto;

                        (e) all of Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest or is capable of granting a security interest), computer programs, tapes, disks and documents relating to clauses (a), (b), (c) or (d) of this Paragraph; and

                        (f) all proceeds and products of clauses (a), (b), (c),
(d) and (e), in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments (including amounts due from Factor)and other instruments for the payment of money, chattel paper, security agreements or documents, if any, as applicable.

                  "Commercial Letter of Credit" shall mean a Letter of Credit,
                   ---------------------------
other than a Standby Letter of Credit, used in connection with the purchase of Inventory and/or equipment by Borrower, under which drafts could be payable at sight or up to one hundred eighty (180) days sight.

                  "Compliance Certificate" shall have the meaning set forth in
                   ----------------------
Section 10.8 hereof.

                  "Credit Risk" shall mean, with respect to each Factored
                   -----------
Receivable, the risk of loss resulting solely and exclusively from the financial inability of Customer to pay at maturity a Receivable purchased by Factor hereunder.

                  "Customer" shall mean the account debtor with respect to any
                   --------
of the Receivables, or the prospective purchaser of goods, services or both with respect to any contract or other arrangement with Borrower, pursuant to which Borrower is to deliver any personal property or perform any services.

                  "Default Rate" shall have the meaning set forth in Section 4.1
                   ------------
hereof.

                  "Delinquent Bank" shall have the meaning set forth in Section
                   ---------------
13.11 (c).

                  "Depository Accounts" shall have the meaning set forth in
                   -------------------
Section 5.15(h) hereof.

                  "Dilution of Receivables" shall mean the average deficiency
                   -----------------------
from the net amount invoiced to account debtors of Borrower on Receivables to the amount collected on such Receivables. The Dilution of Receivables shall be calculated, on an averaged basis, for the most recent three- (3) month period of time then concluded, and shall be computed monthly, commencing with the month ending January 31, 2000.

                  "Dispute" shall mean any cause for non-payment of Receivables,
                   -------
including, without limitation, any alleged defense, counterclaim, offset, dispute or other claim whether arising from or relating to the sale of goods or rendition of services or arising from or relating to any other transaction or occurrence, including, without limitation any Customer Year 2000 Issue, except for the Customer's financial inability to pay a Receivable at maturity.

                  "Documents" shall have the meaning set forth in Section 9.1(c)
                   ---------
hereof.

                  "Dollar" and the sign "$" shall mean lawful money of the
                   ------
United States of America.

                  "EBITDA" means the sum of Borrower's net income before taxes
                   ------
plus interest expense, depreciation, depletion, amortization and other non-cash charges.

                  "Eligible Inventory" shall mean Inventory, excluding work in
                   ------------------
process, located in the United States of America or in transit thereto or therefrom, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is, (i) not obsolete, slow moving or unmerchantable, (ii) subject to a perfected, first priority security interest in favor of Agent for the benefit of Secured Parties, (iii) in conformity to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof, and
(iv) not imported from Tarrant Company, Ltd. Inventory shall be deemed to be slow moving and, therefore, shall not qualify as Eligible Inventory in the event it does not turn within ninety (90) days of the date of delivery to Borrower (or within one hundred eighty (180) days, if covered by a purchase order acceptable to Agent). Eligible Inventory shall include all Inventory in-transit for which title has passed to Borrower (except for Inventory that does not otherwise qualify as Eligible Inventory), which is insured to the full value thereof and for which Agent shall have in its possession (a) all negotiable bills of lading properly endorsed (including, without limitation, those in the possession of Issuer), (b) all non-negotiable bills of lading issued in Agent's name and (c) a letter of credit covering such Inventory, issued by a financial institution and in an amount acceptable to Agent, naming Agent as beneficiary of such letter of credit.

                  "Eligible Receivables" shall mean each Receivable (other than
                   --------------------
Factored Receivables, as well as Factored Receivables which have at any time been charged back by Factor under Section 3.6 hereof) arising in the ordinary course of Borrower's business, except that no Receivable shall be an Eligible Receivable if:

                        (a) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower;

                        (b) it is due or unpaid more than sixty (60) days after the original due date or more than ninety (90) days from its invoice date;

                        (c) fifty percent (50%) or more of the Receivables from the account debtor are not otherwise deemed Eligible Receivables hereunder;

                        (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

                        (e) the account debtor is also Borrower's creditor or supplier (but only to the extent of the amount due and owing by Borrower to such account debtor), or the account debtor has disputed or made any claim with respect to such Receivable due from such account debtor to Borrower, or the Receivable otherwise is or may become subject to any right of setoff by the account debtor (but only to the extent of the amount of such disputed liability or claim);

                        (f) the account debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the account debtor in an involuntary case under any state or federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under any state or federal bankruptcy law has been filed against the account debtor, or if the account debtor has failed, suspended business, ceased to be solvent, called a meeting of its creditors, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs;

                        (g) the sale is to an account debtor outside the continental United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its reasonable credit judgment;

                        (h) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase, return or contingent basis or is evidenced by chattel paper;

                        (i) Except as to account debtors with a senior debt rating of BBB or its equivalent, or better from a recognized rating agency acceptable to Agent and provided no downgrade of rating below BBB or its equivalent is threatened or pending, Agent believes, in its credit judgment, that collection of such Receivable is insecure, or that such Receivable may not be paid by reason of the account debtor's financial inability to pay; provided, however, no Receivable previously included as an Eligible Receivable shall be declared ineligible by this clause (i);

                        (j) the account debtor is the United States of America, any state, or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, et seq. and 41 U.S.C. Section 15, et seq.),
                                    ------                            ------
or has otherwise complied with other applicable statutes or ordinances;

                        (k) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the account debtor or the services giving rise to such Receivable have not been performed by Borrower and accepted by the account debtor or the Receivable otherwise does not represent a final sale;

                        (l) Except as to account debtors with a senior debt rating of BBB, or its equivalent, or better from a recognized rating agency acceptable to Agent, and provided no downgrade of rating below BBB or its equivalent is threatened or pending, the Receivables of the account debtor exceed a credit limit determined by Agent, in its sole credit judgment, to the extent such Receivable exceeds such limit;

                        (m) the Receivable is subject to any material offset, deduction, defense, dispute, or counterclaim;

                        (n) Borrower has made any agreement with any account debtor for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                        (o) any return, rejection or repossession of the merchandise has occurred;

                        (p) such Receivable is not payable to Borrower;

                        (q) such Receivable is not subject to a first priority perfected security interest in favor of Agent for the benefit of Secured Parties and no other Lien other than Permitted Encumbrances; or

                        (r) such Receivable is not evidenced by an invoice or other documentary evidence reasonably satisfactory to Agent.

                  "Environmental Laws" shall mean all environmental, land use,
                   ------------------
zoning, and chemical use, statutes, ordinances and codes of the United States of America, any state of the United States of America, and any locality thereof, relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

                  "Event of Default" shall mean the occurrence of any of the
                   ----------------
events set forth in Article XI hereof.

                  "Factor" means GMAC.
                   ------

                  "Factor Payments Due" shall mean at any date all amounts
                   -------------------
payable by Factor to Borrower pursuant to Section 3.3 of this Agreement as of such date.

                  "Factored Receivables" means Receivables purchased by Factor
                   --------------------
from Borrower, which Receivables have been credit approved by Factor pursuant to
Section 3.2 hereof:

                  (a) with respect to which no Claim or Dispute exists between Borrower and account debtor relating to returns, rejections or losses of merchandise;

                  (b) that is not the obligation of an account debtor located in a foreign country;

                  (c) that is otherwise acceptable to Factor.

                  "Factored Receivables Payment Date" shall mean, for any
                   ---------------------------------
Receivable purchased by Factor, two (2) Business Days after the date on which the applicable Receivable is actually collected by Factor.

                  "Federal Funds Rate" shall mean, for any day, the weighted
                   ------------------
average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent.

                  "Fixed Charge Coverage Ratio" shall mean the ratio of (i)
                   ---------------------------
EBITDA to (ii) the sum of Cash Interest Expense, plus scheduled principal payments on Indebtedness plus cash expenses for capital expenditures and taxes. This ratio will be calculated at the end of each fiscal quarter, using results of that quarter and each of the three (3) immediately preceding quarters.

                  "Funded Debt" means, on any date of determination, the sum of
                   -----------
the aggregate outstanding amount of Indebtedness for borrowed money, including current and long-term Indebtedness, but not to include accounts payable of Borrower.

                  "GAAP" shall mean generally accepted accounting principles in
                   ----
the United States of America in effect from time to time.

                  "General Intangibles" shall mean all of Borrower's general
                   -------------------
intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, (but only those in which a security interest may be taken), all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables) and all rights of Borrower to the payment of monies from Factor hereunder.

                  "Hazardous Substance" shall mean, without limitation, any
                   -------------------
flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum and petroleum products, methane, hazardous wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

                  "Hazardous Wastes" includes all waste materials subject to
                   ----------------
regulation under CERCLA, or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

                  "Indebtedness" of a Person at a particular date shall mean all
                   ------------
obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                  "Indemnity Letters" shall mean those certain indemnity letters
                   -----------------
of even date herewith between Agent and The CIT Group/Commercial Services and Finova Capital Corporation.

                  "Interest Coverage Ratio" shall mean the ratio of (i) EBITDA
                   -----------------------
to (ii) Cash Interest Expense. This ratio will be calculated at the end of each fiscal quarter, using results of that quarter and each of the three (3) immediately preceding quarters.

                  "Inventory" shall mean all of Borrower's now owned or
                   ---------
hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                  "Issuer" means BNY in its capacity as issuer of the Letters of
                   ------
Credit, or any replacement therefor agreed upon by Borrower and Majority Lenders. Provided, however, that Borrower may, at its election, designate Sanwa to issue Letters of Credit and if Sanwa agrees to do so, and agrees to issue the Letters of Credit pursuant to the terms and condition of this Agreement, then Sanwa shall be Issuer.

                  "Lender Assignment Agreement" shall mean any Lender Assignment
                   ---------------------------
Agreement, substantially in the form of Exhibit F hereto, delivered pursuant to
Section 13.9 hereof.

                  "Lenders" is defined in the preamble.
                   -------

                  "Letter of Credit" shall mean any letter of credit (whether a
                   ----------------
Commercial Letter of Credit, or a Usance Letter of Credit, or a Standby Letter of Credit) issued by Issuer pursuant to Section 2.7 hereof.

                  "Letter of Credit Application" shall have the meaning given
                   ----------------------------
such term in Section 2.8(a) below.

                  "Letter of Credit Commitment" means with respect to Issuer,
                   ---------------------------
Issuer's obligation to issue Letters of Credit pursuant to Section 2.1 hereof and, with respect to each Lender, the obligations of such Lender to participate in such Letters of Credit pursuant to Section 2.10 hereof.

                  "Letter of Credit Fees" shall have the meaning set forth in
                   ---------------------
Section 4.2.

                  "Letter of Credit Supplement" means that certain letter
                   ---------------------------
agreement of even date herewith between Borrower and GMAC relating to the issuance of Letters of Credit.

                  "LIBOR Rate" means the rate of interest equal to the rate per
                   ----------
annum published in The Wall Street Journal (West Coast Edition), for London Interbank Offered Rates (LIBOR) for a term of one (1) month, averaged and calculated monthly. The Wall Street Journal LIBOR Rate is announced or published in the Money Rates Section of The Wall Street Journal from time to time. The LIBOR Rate shall change whenever The Wall Street Journal LIBOR Rate for a term of one (1) month changes. If The Wall Street Journal LIBOR Rate becomes unavailable during the term of this Agreement, Agent may designate a reasonable substitute index after written notice to Borrower.

                  "LIBOR Rate Advance" means any Revolving Advance bearing
                   ------------------
interest at the LIBOR Rate plus any Applicable LIBOR Rate Margin.

                  "Lien" shall mean any mortgage, deed of trust, pledge,
                   ----
hypothecation, assignment, security interest, lien, charge, Claim or encumbrance, or preference, priority or other security agreement or preferential arrangement in respect of any asset of Borrower of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                  "Line Year" means the period from the date of this Agreement
                   ---------
through December 31, 2000, and each subsequent calendar year thereafter.

                  "Majority Lenders" shall mean, at any time, Lenders (other
                   ----------------
than Delinquent Banks) whose proportionate interests in the Advances constitute at least sixty-six and two thirds percent(66 2/3%).

                  "Matured Funds Rate" shall mean the rate of interest,
                   ------------------
announced by Factor from time to time, as the rate applicable to matured funds, such rate to be adjusted automatically on the effective date of any change in such rate as announced by Factor.

                  "Maturity Date" shall mean January 31, 2005.
                   -------------

                  "Maximum Credit Amount" shall mean $105,000,000.
                   ---------------------

                  "Mortgage" shall mean that certain mortgage duly executed by
                   --------
Mortgagor, in favor of Agent, as Mortgagee, in form and substance reasonably acceptable to Agent, granting to Agent, for the benefit of Secured Parties, a security interest in certain real property described as Lots 5, 6, 7, Y15 Calle C, Manzana 6, Parque Industrial Puebla 2000, C.P. 72220, Mexico.

                  "Mortgagor" shall mean Tarrant Mexico, S. De R.L. De C.V.
                   ---------
("TMX").

                  "Notes" shall mean, individually and collectively, the
                   -----
Revolving Notes.

                  "Obligations" shall mean any and all of Borrower's
                   -----------
Indebtedness or liabilities to Secured Parties hereunder and under the Notes and Other Documents, of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise.

                  "Other Documents" shall mean the Questionnaire and any and all
                   ---------------
other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Agent or any Secured Party in respect of the transactions contemplated by this Agreement.

                  "Overadvance Limit" means the amount of Twenty Five Million
                   -----------------
Dollars ($25,000,000).

                  "Parent" of any Person shall mean a corporation or other
                   ------
entity owning, directly or indirectly, more than fifty percent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

                  "Payment Office" shall mean initially, the office of Agent
                   --------------
located at 1290 Avenue of the Americas, New York, New York 10104; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower to be the Payment Office.

                  "Permitted Encumbrances" shall mean (a) Liens in favor of
                   ----------------------
Agent for the benefit of Secured Parties; (b) Liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; (c) Liens disclosed in the financial statements referred to in Section 6.5, the existence of which Agent has consented to in writing but which Liens shall, to the extent affecting the Collateral, be junior and subordinate to the Lien in favor of Agent for the benefit of Secured Parties hereunder; (d) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance;
(e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that any such Lien shall not encumber any other property of Borrower;
(h) other Liens incidental to the conduct of Borrower's business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Agent's rights in and to the Collateral or the value of Borrower's property or assets or which do not materially impair the use thereof in the operation of Borrower's business; and (i) Liens disclosed on Schedule 1.2.

                  "Person" shall mean an individual, a partnership, a
                   ------
corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

                  "Prime Rate" for the purpose of this Agreement means the rate
                   ----------
of interest publicly announced from time to time by BNY at its principal office in New York as its prime rate or prime lending rate. This rate of interest is determined from time to time by BNY as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by BNY to any particular class or category of customers of BNY.

                  "Principal Owners" means any or all of Gerard Guez, members of
                   ----------------
his immediate family and any trust created by Gerard Guez for estate planning purposes.

                  "Prospective Event of Default" shall mean an event which, with
                   ----------------------------
the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Questionnaire" shall mean the Questionnaire executed by
                   -------------
Borrower and delivered to Agent.

                  "Receivables" shall mean all of Borrower's accounts, contract
                   -----------
rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created.

                  "Request for Advance" shall mean a Request for Advance
                   -------------------
substantially in the form of Exhibit C hereto.

                  "Revolving Advances" shall mean Advances made other than
                   ------------------
Letters of Credit.

                  "Revolving Note" means a promissory note of Borrower payable
                   --------------
to each Lender, substantially in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of Borrower to such Lender resulting from outstanding Advances, and also means all other promissory notes acceptable from time to time in substitution therefor or renewal thereof.

                  "Revolving Percentage" means relative to any Lender, the
                   --------------------
percentage set forth opposite the name of such Lender in Exhibit A hereto or set forth in the then most recent Lender Assignment Agreement executed by such Lender, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its assignee Lender(s) and delivered pursuant to Section 13.9 hereof.

                  "Sanction/Embargo Programs" shall mean economic and other
                   -------------------------
sanctions and embargo program restrictions promulgated by the government of the United States of America or any officer or agency thereof including but not limited to the President and the Office of Foreign Assets Control of the Treasury Department, or either of them.

                  "Sanwa" shall mean Sanwa Bank California, a California banking
                   -----
corporation.

                  "Secured Parties" shall mean, collectively and severally,
                   ---------------
Agent acting in its capacity as such hereunder, Factor acting in its capacity as such hereunder, the Lenders acting in their capacities as such hereunder and Issuer acting in its capacity as such hereunder.

                  "Standby Letter of Credit" shall mean a Letter of Credit,
                   ------------------------
other than a Commercial Letter of Credit, given to provide assurances of payment or performance.

                  "Subsidiary" of any Person shall mean a corporation or other
                   ----------
entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                  "Tangible Net Worth" means the gross book value of Borrower's
                   ------------------
assets (excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, deferred receivables, and other like intangibles, and monies due from Affiliates, officers, directors, employees, or shareholders, of Borrower) less Total Liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets.

                  "Total Leverage Ratio" means the ratio of Total Liabilities to
                   --------------------
Tangible Net Worth. This ratio will be calculated at the end of each fiscal quarter.

                  "Total Liabilities" means the sum of current liabilities plus
                   -----------------
long term liabilities.

                  "Toxic Substance" shall mean any material present on real
                   ---------------
property or leasehold interests in real property in the United States of America which have been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. Section 2601, et seq., applicable state law, or any other applicable
                     ------
Federal or state laws now in force or hereafter enacted, relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

                  "Trademark Security Agreement" shall mean the Trademark
                   ----------------------------
Security Agreement, in substantially the form of Exhibit G, executed and delivered by Borrower in favor of Agent.

                  "Usance Draft" shall mean any draft, other than a draft
                   ------------
payable at sight, drawn under a Commercial Letter of Credit and accepted by the Issuer.

                  "Usance Letter of Credit" shall mean a Commercial Letter of
                   -----------------------
Credit under which the drafts are payable other than at sight.

                  "Year 2000 Issue" shall mean the inability of computer
                   ---------------
software, hardware and firmware systems and/or equipment containing embedded computer chips owned or operated by a Person or used or relied upon in the conduct of a Person's business (including systems and equipment supplied by others or with which such Person's computer systems interface) to properly receive, transmit, process, manipulate, store, retrieve, re-transmit, without errors or delays, or in any other way to accurately recognize or otherwise utilize data and information in all respects in relation to the year 2000.

                  1.3 Uniform Commercial Code Terms. All terms used herein and
                      -----------------------------
defined in the Uniform Commercial Code as adopted in the State of California shall have the meaning given therein unless otherwise defined herein.

            II. ADVANCES, PAYMENT, INTEREST AND FEES.
                ------------------------------------

                  2.1 (a) Advances. Subject to the terms and conditions set
                          --------
forth in this Agreement, each Lender will make Advances to Borrower, to the extent of its Revolving Percentage, in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Credit Amount or (y)the Borrowing Base.

                      (b) Revolving Line of Credit. This is a revolving line
                          ------------------------
of credit providing for Revolving Advances and Letters of Credit. Issuer will issue Letters of Credit pursuant to Section 2.7 hereof and each Lender agrees that it will participate in such Letters of Credit in accordance with Section
2.10 hereof.

                  2.2 Repayment of Excess Advances. Borrower agrees not to
                      ----------------------------
permit the outstanding principal balance of Revolving Advances plus the outstanding amounts of any Letters of Credit, including amounts drawn on Letters of Credit and not yet reimbursed, plus amounts that are or may become payable to The CIT Group/Commercial Services and Finova Capital Corporation pursuant to the Indemnity Letters to exceed the lesser of (x) the Maximum Credit Amount or
(y) the Borrowing Base. If Borrower exceeds this limit, Borrower will immediately pay the excess to Agent. In the event such excess amount remains outstanding for five (5) or more Business Days in any month during the term of this Agreement, the average daily balance of the Obligations in that month shall bear interest at a rate equal to one-half of one percent (0.50%) per annum in excess of the interest rate then in effect. The imposition and payment of the increased charges stated above shall not constitute a waiver of Lenders' rights with respect to Borrower's failure to immediately pay such excess amount when due.

                  2.3 Procedure for Revolving Advances Borrowing.
                      ------------------------------------------

                        (a) The Revolving Advances made by each Lender shall be evidenced by a Revolving Note payable to the order of such Lender.

                        (b) Each Lender shall endorse on the schedules annexed to its Revolving Note, the date, amount and maturity of each Revolving Advance made by it and the amount of each payment of principal made by Borrower with respect thereto. Each Lender is irrevocably authorized by Borrower to endorse its Revolving Note and each Lender's record shall be rebuttably correct and binding on Borrower in the absence of a manifest error; provided, however, that the failure of a Lender to make, or an error in making a notation thereon with respect to any Revolving Advance shall not limit or otherwise affect the obligations of Borrower hereunder or under any such Note to such Lender.

                        (c) Borrower shall give Agent notice in the form of a Request for Advance prior to 5:00 p.m. (New York Time) on a Business Day of its request to incur, on the following Business Day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement, or with respect to any other Obligation, become due, the same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement, and such request shall be irrevocable.

                        (d) Upon receipt of the Request for Advance, Agent shall promptly notify each Lender of the contents thereof and of such Lender's Revolving Percentage of the Advance specified therein and such Request for Advance shall not thereafter be revocable by Borrower.

                        (e) Not later than 1:00 p.m. (New York Time) on the date of the Advance, each Lender shall make available its Revolving Percentage of the Advance, in Federal or other funds immediately available to Agent at its Payment Office or at such other address as Agent may hereafter designate by notice to Borrower and Lenders and, unless Agent determines that any applicable condition specified in Article IX has not been satisfied, Agent will promptly make the funds so received from Lenders available to Borrower as provided in Section 2.4 hereof.

                        (f) Subject to Article IX, unless Agent shall have received notice from a Lender prior to the date of any Advance that such Lender will not make available to Agent such Lender's Revolving Percentage of such Advance, Agent may assume that such Lender has made such Revolving Percentage available to Agent on the date of such Advance in accordance with subsection (e) of this Section and Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such Revolving Percentage available to Agent, such Lender and (without waiving any claim of Borrower against such Lender) Borrower severally agree to repay Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent at (i) in the case of Borrower, a rate per annum to the interest rate then in effect for such Advance, and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to Agent the corresponding amount, such amount so repaid shall constitute such Lender's Revolving Percentage of the requested Advance for purposes of this Agreement. The failure of any Lender to make available such Lender's Revolving Percentage of any Advance shall not relieve any other Lender of any obligation to make available on such date such other Lender's Revolving Percentage of any Advance. Notwithstanding the foregoing, if Agent shall have received written notice from Borrower or any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in
Article IX will not be satisfied at the time of such Advance and compliance therewith is not waived by Lenders, no Lender will have any obligation to make such requested Advance.

                  2.4 Disbursement of Advance Proceeds. All Advances shall be
                      --------------------------------
disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Secured Parties, shall be charged to Borrower's account on each Secured Party's books. Until the Maturity Date, unless sooner terminated as herein provided, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under
Section 2.3(c) hereof shall, with respect to requested Revolving Advances to the extent each Lender makes such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at Agent as Borrower may designate following notification to Agent, in immediately available Federal or other immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to Agent on behalf of Secured Parties in payment of outstanding Obligations.

                  2.5 Repayment of Advances.
                      ---------------------

                        (a) The Obligations shall be due and payable in full on the earlier of (i) the Maturity Date, (ii) prepayment in full, as herein provided, or (iii) termination by acceleration or as otherwise provided herein.

                        (b) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office not later than 11:00 a.m. (New York Time) on the due date therefor in lawful money of the United States of America in Federal or other funds immediately available to Agent, it being expressly agreed and understood that if a payment is received after 11:00 a.m. (New York time) by Agent, such payment will be considered to have been made by Borrower on the next succeeding Business Day and interest thereon shall be payable by Borrower at the rate otherwise applicable thereto during such extension. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's account or by making Advances as provided in Sections 2.3 and 2.4 hereof.

                        (c) Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

                        (d) At its option, Borrower may prepay the Advances in whole at any time or in part from time to time, provided, however, that for a LIBOR Rate Advance Borrower shall provide Agent one (1) Business Days' prior written notice, without premium or penalty but with interest on the principal being prepaid to the date of such repayment provided that each partial prepayment shall be in the minimum amount of $ 100,000 or in integral multiples thereof.

                  2.6 Statement of Account. Agent and each Secured Party shall
                      --------------------
maintain, in accordance with their customary procedures, a loan account in the name of Borrower in which shall be recorded the date and amount of each Advance made by each Secured Party and the date and amount of each payment in respect thereof; provided, however, the failure by any Secured Party to record the date
         --------  -------
and amount of any Advance shall not adversely affect such Secured Party. For each month, Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Secured Parties and Borrower during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Secured Parties and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the loan account shall be prima
                                                                         -----
facie evidence of the amounts of Advances and other changes thereto and of
-----
payments applicable thereto.

                  2.7 Letters of Credit. Subject to the terms and conditions
                      -----------------
hereof, Agent shall cause Issuer to issue Letters of Credit ("Letters of Credit"); provided, however, that Issuer will not issue or cause to be issued
          --------  -------
any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of the outstanding Revolving Advances plus outstanding Letters of Credit plus amounts that are or may become payable to The CIT Group/Commercial Services and Finova Capital Corporation pursuant to the Indemnity Letters to exceed the lesser of (x) the Maximum Credit Amount or (y) the Borrowing Base; provided, further, that the maximum amount of outstanding
                    --------  -------
Letters of Credit shall not exceed $20,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Alternate Base Rate from time to time in effect; Letters of Credit that have not been drawn upon shall not bear interest.

                  2.8 Issuance of Letters of Credit.
                      -----------------------------

                        (a) Pursuant to the terms of this Agreement and the Letter of Credit Supplement, Borrower may request Agent to cause the issuance by Issuer of a Commercial Letter of Credit or a Standby Letter of Credit by delivering to Agent at the Payment Office, Issuer's standard forms of Letter of Credit and Security Agreement together with Issuer's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application"), completed to the satisfaction of Issuer; and, such other certificates, documents and other papers and information as Issuer and Agent may reasonably request. In the event Issuer is BNY, GMAC, not in its capacity as Agent, but in its individual capacity, shall cause such Letters of Credit issued by BNY to be consistent with the terms of this Agreement in all material respects.

                        (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or, with respect to a Usuance Letter of Credit, Usuance Drafts, when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and
(ii) have an expiry date not later than one hundred eighty (180) days after such Letter of Credit's date of issuance and in no event later than the Maturity Date. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revisions thereof (or, in the event Issuer has elected to follow the International Standby Practices 1998 ("ISP"), then by the ISP and any amendments or revisions thereto), and, to the extent not inconsistent therewith, the laws of the State of New York (provided, however, in the event Issuer is Sanwa and Sanwa designates that the laws of the State of California shall govern the Letter of Credit Application and Letter of Credit, Borrower hereby agrees to such designation).

                  2.9 Requirements For Issuance of Letters of Credit.
                      ----------------------------------------------

                        (a) Subject to the terms and conditions of the Letter of Credit Supplement, Borrower authorizes and directs Issuer of any Letter of Credit to name Borrower as the "Account Party" therein and to deliver to Issuer all instruments, documents, and other writings and property received by Issuer pursuant to the Letter of Credit or in connection with any acceptance and to accept and rely upon Issuer's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

                        (b) In connection with all Letters of Credit issued or created by Issuer under this Agreement, Borrower hereby appoints Issuer, or its designee, as its attorney, with full power and authority at any time following the occurrence of an Event of Default (i) to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign Borrower's name on bills of lading; (iii) to clear Inventory through Customs in the name of Borrower or Issuer or Issuer's designee, and to sign and deliver to Customs Officials powers of attorney in the name of Borrower for such purpose; and (iv) to complete in Borrower's or Issuer's name, or in the name of Issuer's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Issuer nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Issuer's or its attorney's willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

                  2.10 Other Lender's Participation. Upon the issuance of each
                       ----------------------------
Letter of Credit issued by Issuer pursuant hereto, and without further action, each Lender shall be deemed to have irrevocably purchased to the extent of its Revolving Percentage, a participation interest in such Letter of Credit (including any reimbursement obligation with respect thereto). Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any drawing under any Letter of Credit which is not paid on the date when due by Borrower so that each unrepaid drawing shall be held and participated in by Lenders in accordance with their respective Revolving Percentage and to reimburse Agent, in accordance with their respective Revolving Percentages, for any payment made by Agent or GMAC to Issuer for any drawing under a Letter of Credit not paid by Borrower.

                  2.11 Additional Payments. Any sums expended by GMAC,
                       -------------------
individually or as Agent and by Secured Parties due to Borrower's failure to perform or comply with its Obligations under this Agreement and any of the Other Documents, including without limitation, the Letter of Credit Supplement and the Indemnity Letters, may be charged to Borrower's account as a Revolving Advance and added to the Obligations.

                  2.12 Absolute Obligation to Repay. Borrower's obligation to
                       ----------------------------
repay drawings under any Letter of Credit (including its reimbursement obligations to GMAC pursuant to the Letter of Credit Supplement) and to reimburse Agent for payments made by Agent under the Indemnity Letters shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any setoff, counterclaim or defense to payment which Borrower may have or have had, against Issuer, any Lender or any other Person, including, without limitation, any setoff, counterclaim or defense based upon or arising out of:

                        (i) Any lack of validity or enforceability of this Agreement, the Letter of Credit Supplement, the Indemnity Letters or any of the Other Documents;

                        (ii) Any amendment or waiver of or any consent to departure from the terms of any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters;

                        (iii) the existence of any claim, setoff, defense or other right which Borrower or any other Person may have at any time against any beneficiary or any transferee of any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters (or any Person for whom any such beneficiary or any such transferee may be acting);

                        (iv) Any allegation that any demand, statement or any other document presented under any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters is forged, fraudulent, invalid or insufficient in any respect, or that any statement there is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any drawing under a Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters;

                        (v) Any payment by Issuer under any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by Issuer under any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit or any letters of credit or other documents identified in the Indemnity Letters, including any arising in connection with any insolvency proceeding;

                        (vi) Any exchange, release or non-perfection of any Collateral; or

                        (vii) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of Borrower.

Nothing contained herein shall constitute a waiver of any rights of Borrower to proceed against Issuer following payment by Borrower of amounts required hereunder on account of claims arising out of the gross negligence or willful misconduct of Issuer in connection with the issuance, administration or payment under any Letter of Credit issued hereunder.

                  2.13 Letter of Credit Applications. The Letter of Credit
                       -----------------------------
Applications shall be in form satisfactory to each Lender and Borrower.

                  2.14 Relationship to Letter of Credit Supplement. In the event
                       -------------------------------------------
of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Letter of Credit Supplement, the terms and provisions of the Letter of Credit Supplement shall supersede and govern as it relates to the parties thereto.

            III. Factoring of Receivables.
                 ------------------------

                  3.1 Covered Sales. Subject to Section 3.2 hereof, Borrower
                      -------------
hereby assigns and sells to Factor, as absolute owner, and Factor hereby purchases from Borrower all Factored Receivables created on or after the Closing Date. Factor's purchase of and acquisition of title to each Factored Receivable will be effective as of the date of its creation and will be entered on Factor's books when Borrower furnishes Factor with a copy of the respective invoice. Factor is hereby authorized to notify each Customer of a Factored Receivable to make payments directly to Factor. All proceeds of Factored Receivables shall be deposited into an account in the name of and maintained with Factor. All funds deposited in such account shall immediately become the property of Factor.

                  3.2 Customer Credit Approval. Borrower shall submit to Factor
                      ------------------------
the principal terms of each Customer's orders for Factor's written credit approval. Factor, may in its credit judgment, approve in writing all or a portion of such Customer's orders, either by establishing a credit line limited to a specific amount for a specific Customer, or by approving all or a portion of a proposed purchase order submitted by Borrower. No credit approval shall be effective (i) unless in writing, (ii) unless the goods are shipped or the services rendered within the time specified in Factor's written credit approval or within forty-five (45) days after the approval is given, if no time is specified, and (iii) unless the assignment of the invoice evidencing the applicable Receivable is received by Factor within five (5) Business Days from the date of such invoice. After Customer has accepted delivery of the goods or performance of the services, Factor shall then have the Credit Risk (but not the risk of non-payment for any other reason), to the extent of the dollar amount specified in the credit approval, on all Factored Receivables evidenced by invoices which arise from orders approved by Factor in writing except for those Receivables evidenced by invoices less than $150.00 and invoices evidencing charges for samples supplied to Customers. Factor shall have neither the Credit Risk nor the risk of non-payment for any other reason on Factored Receivables arising from orders not approved by Factor in writing. Factor may, upon written notice to Borrower, withdraw its credit approval or withdraw or adjust a credit line at any time before Borrower delivers the goods or renders the services.

                  3.3 Purchase Price of Factored Receivables. The purchase price
                      --------------------------------------
of Factored Receivables is the net face amount thereof less Factor's commission. The term "net face amount" means the gross face amount of the invoice, less returns, discounts (which shall be determined by Factor where optional terms are given), anticipated reductions or any other unilateral deductions taken by Customers, and credits, and allowances to Customers of any nature. The purchase price will be payable on the Factored Receivable Payment Date.

                  3.4 Matured Funds. On the last day of each month, Factor shall
                      -------------
credit Borrower's account with interest at the Matured Funds Rate in effect during such month on the average daily balance during such month of any amounts payable by Factor to Borrower hereunder (as confirmed by Factor by appropriate credit to Borrower's account with Factor) which are not drawn by Borrower on the Factored Receivable Payment Date, while held by Factor after the Factored Receivable Payment Date.

                  3.5 Monthly Statement. Factor will provide Borrower with a
                      -----------------
monthly accounting statement which will be fully binding, unless, within sixty
(60) days after such statement is mailed to Borrower or within sixty (60) days after the mailing of any adjustment thereof that Factor may make, Borrower gives Factor specific written notice of exceptions.

                  3.6 Chargebacks. Factor's Credit Risk, if any, on a Factored
                      -----------
Receivable shall immediately terminate without any action on Factor's part in the event that (i) a Customer asserts a Dispute as a ground for non-payment of Factored Receivable or returns or attempts to return the goods represented thereby, or (ii) any warranty by Borrower to Factor as to a Factored Receivable is asserted by Customer to Borrower or Factor, in writing, to have been breached, or of which Factor has received notice from Customer of such assertion, then Factor may charge to Borrower's account at any time the net face amount of any Factored Receivable purchased hereunder (or portion thereof) on which Factor does not then have the Credit Risk, together with interest thereon from the due date of such Factored Receivable to the date of chargeback; such action on the part of Factor shall not be deemed a reassignment of such Receivable and will not impair Factor's rights thereto or security interest therein, which will continue to be effective until all Obligations hereunder are fully satisfied.

            IV. INTEREST AND FEES.
                -----------------

                  4.1 Interest. Interest on Revolving Advances shall be payable
                      --------
in arrears on the last day of each month and shall be calculated on the actual average of such daily Revolving Advances outstanding during the month. Pursuant to an appropriately delivered Request for Advance in the form of Exhibit C, Borrower may elect that Revolving Advances accrue interest at a rate per annum:

                        (a) with respect to a Base Rate Advance, equal to the sum of the Alternate Base Rate from time to time in effect; or

                        (b) with respect to a LIBOR Rate Advance, equal to the sum of the LIBOR Rate plus the Applicable LIBOR Rate Margin then in effect.

                        Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations hereunder shall bear interest at the Alternate Base Rate plus any increased charges (if applicable) assessed pursuant to Section 2.2 hereof, plus two percent (2%) per annum (the "Default Rate").

                  4.2 Letters of Credit.
                      -----------------

                        (a) Borrower shall pay (A) to Agent, for the pro rata benefit of Lenders (based upon their Revolving Percentage), a fee equal to one fifth of one percent (.20%) per annum times the average daily aggregate undrawn amount of Borrower's Commercial Letters of Credit outstanding from time to time during the term of this Agreement for each corresponding period, which fee shall be due and payable in arrears on the last day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason, and (B) to Issuer an issuance fee of one eighth of one percent (.125%) and a negotiation fee of one eighth of one percent (.125%) of the face amount of each such Commercial Letter of Credit, together with other normal and customary charges associated with such Letter of Credit, which such charges shall be due and payable in accordance with Issuer's standard procedures and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                        (b) Borrower shall pay to Agent a Usance Draft fee equal to one and one half percent (1.5% ) per annum of the amount of accepted Usance Drafts, which fee shall be calculated on a monthly basis and due and payable in advance at the time a Usance Draft is accepted by Issuer and monthly thereafter and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Issuer shall be paid one quarter of one percent (.25%) of the Usance Draft fee. The remaining one and one quarter percent (1.25%) of the Usance Draft fee shall be shared by Lenders based upon their Revolving Percentage.

                        (c) Borrower shall pay (A) to Agent a fee for issuing or causing to be issued a Standby Letter of Credit equal to one and one half percent (1.5%) per annum on the outstanding amount thereof, which fee shall be due and payable monthly in advance, commencing on the date of issuance and monthly thereafter and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; the Issuer shall be paid one quarter of one percent (.25%) of this fee and the remaining one and one quarter percent (1.25%) of this fee shall be shared by the Lenders based upon their Revolving Percentage; and (B) to Issuer all normal and customary charges associated with the issuance, negotiation, and administration of each such Standby Letters of Credit (such charges, as of the Closing Date, being as set forth in a separate letter between Issuer and Borrower), which such charges shall be due and payable in accordance with Issuer's standard procedures and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                        (d) Upon the occurrence of any Event of Default, and upon termination of this Agreement for any reason while Letters of Credit are outstanding, Borrower will, upon demand by Agent, cause cash to be deposited and maintained in an account with Issuer, as cash collateral to secure all Obligations, in an amount equal to outstanding Letters of Credit and Borrower hereby irrevocably authorizes Issuer, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into Issuer's possession at any time. Issuer will invest such cash collateral (less applicable reserves) in such short-term money market items as to which Issuer and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

                  4.3 Unused Line Fee. Borrower agrees to pay to Agent, for the
                      ---------------
pro rata benefit of Lenders (based upon their Revolving Percentages) a fee (i) of one quarter of one percent (.25%) per annum on the average unused line amount up to and including $75,000,000 and (ii) one half of one percent (.50%) per annum on the average unused line amount over $75,000,000, determined by the weighted average credit outstanding during the specified period. The calculation of credit outstanding shall include undrawn amounts of Letters of Credit. The fee shall be payable quarterly in arrears, commencing March 31, 2000.

                  4.4 Factor's Commission. Borrower agrees to pay Factor a
                      -------------------
monthly commission as described in the letter agreement between Borrower and Factor dated as of the date hereof.

                  4.5 Agent's Fee. Borrower agrees to pay Agent a fee as
                      -----------
described in the letter agreement between Borrower and Agent dated as of the date hereof.

                  4.6 Reimbursement Costs.
                      -------------------

                      (a) Borrower agrees to reimburse Secured Parties for any expenses they incur in the preparation of this Agreement and any agreement or instrument required by this Agreement (expenses include, but are not limited to reasonable attorneys' fees).

                      (b) Borrower agrees to reimburse Agent for the cost of periodic audits and appraisals of the real and personal property collateral securing this Agreement, at such intervals as Agent may reasonably require. The audits and appraisals may be performed by employees of Agent or by independent appraisers.

                  4.7 Computation of Interest and Fees. Interest and fees
                      --------------------------------
hereunder shall be computed on the basis of a year of three hundred sixty (360) days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the interest rate currently in effect during such extension.

                  4.8 Maximum Charges. In no event whatsoever shall interest and
                      ---------------
other charges hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that any Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess interest shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess interest is greater than the previously unpaid principal balance, such Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

                  4.9 Increased Costs. In the event that any applicable law,
                      ---------------
treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 4.9, the term "Lender" shall include Lender or any corporation or bank controlling Lender) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

                        (a) subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Advance or change the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of such Lender by the jurisdiction or taxing authority in which it maintains its principal office);

                        (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of such Lender, including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                        (c) impose on any Lender any other condition with respect to this Agreement, any Other Documents or any other Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining its Advances hereunder by an amount that Lender deems to be material or to reduce the amount of any payment, whether of principal, interest or otherwise, in respect of any of the Advances by an amount that Lender deems to be material, then, Borrower shall promptly pay such Lender, upon its demand, such additional amount as will compensate such Lender for such additional cost or such reduction, as the case may be. Lender shall certify the amount of such additional cost or reduction to Borrower, and such certification shall be conclusive absent manifest error.

                  4.10 Capital Adequacy.
                       ----------------

                        (a) In the event that any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (for purposes of this Section 4.10, the term "Lender" shall include Lender or any corporation or bank controlling Lender) and the office or branch where Lender (as so defined) makes or maintains any Advances with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then, from time to time, Borrower shall pay upon demand to Lender such additional amount or amounts as will compensate Lender for such reduction. In determining such amount or amounts, such Lender may use any reasonable averaging attribution methods. The protection of this
Section 4.10 shall be available to Lenders regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which shall have been imposed.

                        (b) A certificate of any Lender setting forth such amount or amounts as shall be necessary to compensate such Lender as specified in this Section 4.10 shall be delivered to Borrower and shall be conclusive absent manifest error.

                  4.11 Survival. The obligations of Borrower under Sections 4.9
                       --------
and 4.10 hereof shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

            V. COLLATERAL: GENERAL TERMS
               -------------------------

                  5.1 Security Interest in the Collateral. To secure the prompt
                      -----------------------------------
payment and performance to Secured Parties of the Obligations, Borrower hereby assigns, pledges and grants to Agent, on behalf of Secured Parties, a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary and appropriate to evidence, protect and perfect Agent's and Secured Parties' security interest and shall cause its financial statements to reflect such security interest.

                  5.2 Perfection of Security Interest. Borrower shall take all
                      -------------------------------
action that may be necessary or desirable, or that Agent may request, so as at all time to maintain the validity, perfection, enforceability and priority of the security interest of Agent and Secured Parties in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees' lien waivers from Principal Owners and any other owner of real property in the United States of America, in which Collateral upon which Advances have been or will be made is located, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, and (iv) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance reasonably satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's account and added to the Obligations, or at Agent's option, shall be paid to Agent immediately upon demand.

                  5.3 Disposition of Collateral. Borrower will safeguard and
                      -------------------------
protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except the sale of Inventory in the ordinary course of business.

                  5.4 Preservation of Collateral. Following the occurrence of an
                      --------------------------
Event of Default in addition to the rights and remedies set forth in Section
12.1 hereof, Agent: (a) may at any time take such steps as Agent, on behalf of Secured Parties, deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the taking of such other security protection measures as Agent may reasonably deem appropriate under the circumstances; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts reasonably necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any of Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and
(e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's reasonable expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's account and added to the Obligations.

                  5.5 Ownership of Collateral. With respect to the Collateral,
                      -----------------------
at the time the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral to Agent on behalf of the Secured Parties; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens, Claims, Charges and encumbrances whatsoever; (b) each document and Agreement executed by Borrower or delivered to Agent in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Inventory is located as set forth on Schedule 5.5 and shall not be removed from such location(s) without the prior written consent of Agent, except with respect to the sale of Inventory in the ordinary course of business.

                  5.6 Defense of Agent's Interests. Until (a) payment and
                      ----------------------------
performance in full of all of Obligations and (b) termination of this Agreement, Agent's interests in the Collateral hereby granted to Agent on behalf of Secured Parties shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business), assign, transfer, create or suffer to exist a security interest in, Lien, Claim or Charge upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Borrower shall defend Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the appropriate manner and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will promptly deliver them to Agent in their original form together with any necessary endorsement.

                  5.7 Books and Records. Borrower (a) shall keep proper books of
                      -----------------
record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent certified public accountant as shall then be regularly engaged by Borrower.

                  5.8 Compliance with Laws. Borrower shall comply in all
                      --------------------
materials respects with all acts, rules, regulations, directions and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business, the non-compliance with which would have a material adverse effect on the Collateral, or the operations, business or condition (financial or otherwise) of Borrower except where the failure to comply will not have a material and adverse effect. Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's Lien on or security interest in the Collateral.

                  5.9 [Intentionally Omitted]

                  5.10 Inspection of Premises. At all reasonable times Agent
                       ----------------------
shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Agent and its agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time (provided, however, if there is then existing no Event of Default or Prospective Event of Default, Agent shall provide not less than two (2) Business Days' prior notice) for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

                  5.11 Insurance. Borrower shall bear the full risk of loss from
                       ---------
any loss of any nature whatsoever with respect to the Collateral, except in the event and to the extent the Collateral is in possession of Agent and while in Agent's possession, Agent is grossly negligent or engages in willful misconduct and such loss is the result of the foregoing. At Borrower's own cost and expense in amounts and with carriers acceptable to Agent, Borrower shall (a) keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in business similar to Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets;
(c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such workers' compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a)and(b) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be canceled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and Borrower to make payment for such loss to Agent and not to Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to Borrower and Agent jointly, Agent may endorse Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a)and(b) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its reasonable discretion shall determine. Any surplus shall be paid by Agent to Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Agent on demand.

                  5.12 Failure to Pay Insurance. If Borrower fails to obtain
                       ------------------------
insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects and upon notice to Borrower, may obtain such insurance and pay the premium therefor for Borrower's account, and charge Borrower's account therefor and such expenses so paid shall be part of the Obligations.

                  5.13 Payment of Taxes. Borrower will pay, when due, all taxes,
                       ----------------
assessments and other Charges or Claims lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, old age benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Agent which Agent may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any Claim shall be made which, in Agent's opinion, will create a valid Lien, Charge or Claim on the Collateral, Agent may without notice to Borrower pay the taxes, assessments, Liens, Charges or Claims and Borrower hereby indemnifies and holds Agent harmless in respect thereof, except in the event the foregoing is the result of the gross negligence or willful misconduct of Agent. Agent will not pay any taxes, assessments, Liens, Charges or Claims to the extent that Borrower has contested or disputed those Liens, Charges and Claims in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Secured Parties' security interest in or Lien on the Collateral. The amount of any payment by Agent under this
Section 5.13 shall be charged to Borrower's account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made).

                  5.14 Payment of Leasehold Obligations. Borrower shall at all
                       --------------------------------
times pay, when and as due, its rental obligations under all material leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's written request, will provide reasonable evidence of having done so.

                  5.15 Receivables.
                       -----------

                        (a) Nature of Receivables. Each of the Receivables shall
                            ---------------------
be a bona fide and valid account representing a bona fide indebtedness incurred by Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower and as of the date each Receivable is created, same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the Receivable schedules delivered by Borrower to Agent.

                        (b) Solvency of Customers. Each Customer, to Borrower's
                            ---------------------
knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which Customer is obligated in full when due, and, with respect to such Customers of Borrower who are not solvent, Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

                        (c) Location of Borrower. The chief executive office for
                            --------------------
each Borrower is located at the address appearing on the signature page of this Agreement. Until written notice is given to Agent by Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

                        (d) Collection of Receivables. Until Borrower's
                            -------------------------
authority to do so is terminated by Agent and Majority Lenders (which notice Agent may give at any time following the occurrence of an Event of Default), Borrower will, at Borrower's sole cost and expense, but on behalf of and for the account of Secured Parties, collect as Secured Parties' property and in trust for Agent on behalf of the Secured Parties all amounts received on Receivables (other than Factored Receivables) and shall not commingle such collections with Borrower's funds or use the same except to pay Obligations. Borrower shall, upon request, deliver to Agent in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness of Customers. Factored Receivables shall be collected pursuant to Article III.

                        (e) Notification of Assignment of Receivables. At any
                            -----------------------------------------
time Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables (other than Factored Receivables) to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the right to collect the Receivables (other than Factored Receivables), take possession of the Collateral, or both. Agent's actual collection expenses, including but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection may be charged to Borrower's account and added to the Obligations. Factored Receivables shall be collected pursuant to Article III.

                        (f) Power of Agent to Act on Borrower's Behalf. Agent
                            ------------------------------------------
shall have the right to receive, endorse, assign and/or deliver in the name of Agent or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and nonpayment of any instrument so endorsed. Upon the occurrence of and during the continuance of an Event of Default, Borrower hereby constitutes Agent or Agent's designee as Borrower's attorney with power (i) to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or the Collateral; (ii) to sign Borrower's name on any invoice or bill of lading relating to any of the Receivables; (iii) to send verifications of Receivables, drafts against Customers, assignments and verifications of Receivables; (iv) to send verifications of Receivables to any Customer; (v) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Lenders to preserve, protect, or perfect Secured Parties' interest in the Collateral and to file same; (vi) to demand payment of the Receivables; (vii) to enforce payment of the Receivables by legal proceedings or otherwise; (viii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (ix) to settle, adjust, compromise, extend or renew the Receivables; (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (xi) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any account debtor; (xii) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xiii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done wilfully, maliciously or with gross negligence. This power, being coupled with an interest, is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time during the occurrence of an Event of Default, to change the address for delivery of mail addressed to Borrower to such address as Agent may designate.

                        (g) No Liability. Agent shall not, under any
                            ------------
circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom except in the event any of the foregoing are the result of its gross negligence or wilful misconduct. Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

                        (h) Establishment of Depository Accounts. Borrower shall
                            ------------------------------------
establish depository accounts ("Depository Accounts") in the name of Borrower at a bank or banks reasonably acceptable to Agent for the deposit of all proceeds of Receivables (other than Factored Receivables), and Borrower shall deposit all proceeds of such Receivables or cause same to be deposited, in kind, in such Depository Accounts. Borrower hereby assigns all of its right, title and interest in and to all Depository Accounts, including the proceeds thereof, to secure all Obligations of Borrower under this Agreement. Borrower shall advise Agent of the location and account numbers of all Depository Accounts. Agent is hereby authorized to give notices to any financial institution of its security interest in any Depository Accounts maintained at such financial institution. Borrower shall execute such documents as Agent deems necessary or appropriate to obtain, maintain and perfect a security interest in the Depository Accounts. Factored Receivables shall be collected pursuant to Article III.

                  5.16 Inventory. All Inventory has been, and will be produced
                       ---------
by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, except for that Inventory produced outside of the United States of America.

                  5.17 Maintenance of Equipment. The equipment used by Borrower
                       ------------------------
in the operation of its business shall be maintained in reasonably good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made.

                  5.18 Exculpation of Liability. Nothing herein contained shall
                       ------------------------
be construed to constitute Agent as Borrower's agent for any purpose whatsoever, nor shall Agent be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Agent does not, whether by anything herein or in any assignment or otherwise, assume any of Borrower's obligations under any contract or agreement assigned to Agent, and Agent shall not be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

                  5.19 Environmental Matters. Borrower will establish and
                       ---------------------
maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic review of such compliance.

            VI. REPRESENTATIONS AND WARRANTIES.
                ------------------------------

            Borrower represents and warrants as follows:

                  6.1 Authority. Borrower has full power, authority and legal
                      ---------
right to enter into this Agreement and the Other Documents and perform all obligations hereunder. The execution, delivery and performance hereof and of the Other Documents are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and will not conflict with nor result in any material breach in any of the provisions of or constitute a default under or result in the creation of any Lien, except Permitted Encumbrances, upon any asset of Borrower under the provisions of any agreement, charter, instrument, by-law or other instrument to which Borrower is a party or by which it may be bound.

                  6.2 Formation and Qualification. Borrower is duly incorporated
                      ---------------------------
and in good standing under the laws of the State of California and is qualified to do business and is in good standing in the states listed on Schedule 6.2,
                                                               ------------
which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on Borrower or its business. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

                  6.3 Survival of Representations and Warranties. All
                      ------------------------------------------
representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by Lenders and the parties thereto. Borrower and Lenders expressly agree that any misrepresentation or breach of any representation or warranty whatsoever contained in this Agreement or the Other Documents shall be deemed material.

                  6.4 Tax Returns. TAG's federal tax identification number is
                      -----------
95-4181026. TMI's federal tax identification number is 95-4717595. Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid all material taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

                  6.5 Financial Statements. The consolidated balance sheets of
                      --------------------
TAG and its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of September 30,1999, and the related statements of income, changes in stockholder's equity, and changes in financial position statements for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, practices and procedures, consistently applied (except for changes in application in which such accountants concur and present fairly the financial position of Borrower and its Subsidiaries at such date and the results of their operations for such period). Since September 30, 1999, there has been no change in the condition, financial or otherwise, of Borrower or its

Subsidiaries as shown on the consolidated balance sheet as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate is materially adverse.

                  6.6 Corporate Name. Borrower has not been known by any other
                      --------------
corporate name in the past five (5) years and does not sell Inventory under any other name except as set forth on Schedule 6.6 (a) hereto, nor has Borrower been
                                  ----------------
the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years except as set forth on Schedule 6.6 (b) hereto.

                  6.7 Compliance.
                      ----------

                        (a) Borrower has duly complied with, and its facilities, business assets, property, leaseholds and equipment are in compliance in all material respects with, the provisions, of the Federal Occupational Safety and Health Act, the Environmental Protection Act, and all other Environmental Laws, the Sanction/Embargo Programs, and all other laws, and all rules and regulations promulgated thereunder; and there are not and there have been no material outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or equipment under any laws, rules or regulations.

                        (b) Borrower has been issued all required federal, state and local licenses, certificates or permits relating to, and Borrower and its facilities, businesses, assets, property, leaseholds and equipment are in compliance in all material respects with all applicable Environmental Laws and all other laws, rules and regulations.

                  6.8 Solvency; No Litigation, Violation, Indebtedness or
                      ---------------------------------------------------
Default.
-------

                        (a) Borrower is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

                        (b) Except as disclosed in Schedule 6.8, and in the
                                                   ------------
financial statement delivered pursuant hereto, Borrower has (i) no pending or threatened litigation, actions or proceedings which involve the probability of materially and adversely affecting its business, assets, operations, condition or prospects, financial or otherwise, or the Collateral, or the ability of Borrower to perform this Agreement, and (ii) no liabilities nor indebtedness other than the Obligations.

                        (c) Borrower is not in violation of any applicable statute, rule, regulation or ordinance in any respect materially and adversely affecting the Collateral or its business, assets, operations or condition or prospects, financial or otherwise, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal that would have a material adverse effect on the financial condition of Borrower.

                        (d) Borrower has received no notice that it is not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder, and (i) it has not engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, (ii) it has met all applicable minimum funding requirements under
Section 302 of ERISA in respect of their plans and no funding requirements have been postponed or delayed, (iii) it has no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any of the employee benefit plans, (iv) there exists no event described in Section 4043 of ERISA, excluding subsections 4043(b)(2) and 4043(b)(3) thereof, for which the thirty (30) day notice period contained in 12 Code of Federal Regulations Section 2615.3 has not been waived, (v) it does not have any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than its employees or former employees, and (vi) it has not withdrawn, completely or partially, from any multi-employer pension plans so as to incur liability under the Multi-Employer Pension Plan Amendments of 1980.

                  6.9. Patents, Trademarks, Copyrights and Licenses. All
                       --------------------------------------------
patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, trade names, trade secrets and licenses owned or utilized by Borrower are set forth on Schedule 6.9 (a), have been duly
                                      ----------------
registered or filed with all appropriate governmental authorities; and there is no objection or pending challenge to the validity of any such material patent, trademark, copyright, trade name, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in Schedule 6.9 (b)
                                                               ----------------
hereto.

                  6.10 Licenses and Permits. Except as set forth in Schedule
                       --------------------                         --------
6.10, Borrower (a) is in compliance with and (b) has procured and is now in
----
possession of, all material licenses or permits required by any applicable Federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective of Borrower.

                  6.11 Default of Indebtedness. Borrower is not in default in
                       -----------------------
the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued, and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

                  6.12 No Default. Borrower is not in default in the payment or
                       ----------
performance of any of its contractual obligations, and no Prospective Event of Default has occurred.

                  6.13 No Burdensome Restrictions. Borrower is not party to any
                       --------------------------
contract or agreement the performance of which would materially adversely affect the business, assets, operations, condition (financial or otherwise) or prospects of Borrower. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

                  6.14 No Labor Disputes. Borrower is not involved in any labor
                       -----------------
dispute; there are no strikes or walkouts or union organization of any of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the term of this Agreement other than as set forth on
Schedule 6.14 hereto.

                  6.15 Margin Regulations. Borrower is not engaged, nor will it
                       ------------------
engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Revolving Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

                  6.16 Investment Company Act. Borrower is not an "investment
                       ----------------------
company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

                  6.17 Disclosure. No representation or warranty made by
                       ----------
Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Lenders in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the condition (financial or otherwise), results of operations, business, or assets of Borrower and its Subsidiaries.

                  6.18 Swaps. Borrower is not a party to, nor will it be a party
                       -----
to, any swap agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

                  6.19 Year 2000 Issue. Borrower and its Subsidiaries have
                       ---------------
reviewed the effect that the Year 2000 Issue would have on their respective businesses. The costs to Borrower and its Subsidiaries of any reprogramming required to avoid the Year 2000 Issue to permit the proper functioning of Borrower's and its Subsidiaries' computer software, hardware and firmware systems and equipment containing embedded microchips and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to Borrower and its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others or with which Borrower's and its Subsidiaries' computer systems interface) are not reasonably expected to result in an Event of Default or to have a material and adverse effect on Borrower's or its Subsidiaries' businesses, assets, operations, prospects or condition (financial or otherwise). Borrower has evaluated and assessed the potential impact of the Year 2000 Issue upon Borrower's and it Subsidiaries' customers, key suppliers and vendors and their efforts to manage the risks arising out of the Year 2000 Issue, and Borrower has determined that Borrower's and its Subsidiaries' businesses, assets, operations, prospects and condition (financial and otherwise) shall not be materially adversely affected by any such impact or risks.

            VII. AFFIRMATIVE COVENANTS
                 ---------------------

            Borrower covenants and agrees that it shall, until payment in full of the Obligations and termination of this Agreement:

                  7.1 Payment of Fees. Pay to Agent on demand all usual and
                      ---------------
customary fees and expenses which Secured Parties incur in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Depository Accounts as provided for in Section 5.15(h). Agent may, without making demand, charge the account of Borrower for all such fees and expenses.

                  7.2 Conduct of Business and Maintenance of Existence and
                      ----------------------------------------------------
Assets. (a) Conduct continuously and operate actively its business according to
------
good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, trade names, trade secrets and trademarks; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business including but not limited to those relating to the Federal Occupational Safety and Health Act, Environmental Laws and Sanction/Embargo Programs where the failure to do so would have a material adverse effect on Borrower or its business; and (c) make all such material reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States of America or any political subdivision thereof, or in any other jurisdiction, where the failure to do so would have a material adverse effect on Borrower or its business.

                  7.3 Violations. Promptly notify Agent in writing of any
                      ----------
violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which will, either in the present or future, materially and adversely affect the Collateral or Borrower's business, assets, operations, condition or prospects (financial or otherwise).

                  7.4 Government Receivables. Take all steps necessary to
                      ----------------------
protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable Federal, state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United States of America, any state or any department, agency or instrumentality of any of them.

                  7.5 Financial Covenants. Borrower shall maintain on a
                      -------------------
consolidated basis at all times:

                        (a) Tangible Net Worth in an amount not less than $116,500,000;

                        (b) A Fixed Charge Coverage Ratio of at least 1.5:1.0;

                        (c) An Interest Coverage Ratio of at least 5.0:1.0; and

                        (d) A Total Leverage Ratio of not more than 1.8:1.0 for the fiscal quarters ending December 31, 1999, March 31, 2000, June 30, 2000, September 30, 2000, and December 31, 2000, and not more than 1.5:1.0 for the fiscal quarter ending March 31, 2001 and each fiscal quarter thereafter.

                  7.6 Paydown Period. Reduce the amount of Advances outstanding
                      --------------
under the Overadvance Limit to zero for a period of at least thirty (30) consecutive days in each LineYear.

                  7.7 Execution of Supplemental Instruments. Execute and deliver
                      -------------------------------------
to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may reasonably request, in order that the full intent of this Agreement may be carried into effect.

                  7.8 Payment of Indebtedness. Pay, discharge or otherwise
                      -----------------------
satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatsoever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary.

                  7.9 Standards of Financial Statements. Cause all financial
                      ---------------------------------
statements referred to in Sections 10.7, 10.8 and 10.9 to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

                  7.10. Year 2000 Issue Compliance. Borrower shall have taken,
                        --------------------------
and shall have caused each of its Subsidiaries to take, all necessary action to complete in all materials respects, no later than December 30, 1999, the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for Borrower and its Subsidiaries or used or relied upon in the conduct of their businesses (including systems and equipment supplied by others or with which such systems of Borrower or any of its Subsidiaries interface) required to avoid the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and the proper processing of data, and the testing of such systems and equipment, as so reprogrammed. At the request of Agent, Borrower shall provide, and shall cause each of its Subsidiaries to provide, to Agent reasonable assurance of its compliance with the preceding sentence. Borrower has developed adequate contingency plans to assure uninterrupted and unimpaired business operation in the event of a failure of its own or a third party's systems or equipment due to the Year 2000 Issue, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

            VIII. NEGATIVE COVENANTS.
                  ------------------

            Borrower covenants and agrees that it shall not, until satisfaction in full of the Obligations and termination of this Agreement:

                  8.1 Merger, Consolidation, Acquisition and Sale of Assets.
                      -----------------------------------------------------

                        (a) Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it; provided, however, that: (i) any Subsidiary may merge or consolidate with or into Borrower or any Subsidiary so long as in any merger or consolidation involving Borrower, Borrower shall be the surviving or continuing corporation, and (ii) Borrower may consolidate or merge with or acquire the assets or stock of any other Person if (x) Borrower shall be the surviving or continuing corporation, (y) such Person is engaged in a business similar to the current businesses of Borrower, and (z) after giving effect to such merger, consolidation or acquisition, no Event of Default or Prospective Event of Default shall have occurred.

                        (b) Sell, lease, transfer or otherwise dispose of any of its properties or assets, except in the ordinary course of its business.

                  8.2 Creation of Liens. Create or suffer to exist any Lien,
                      -----------------
Charge, Claim or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

                  8.3 Guarantees. Become liable upon the obligations of any
                      ----------
Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 8.3, (b) guarantees made in the
                                       ------------
ordinary course of business, (c) the endorsement of checks in the ordinary course of business, and (d) guarantees made by Borrower to third parties of obligations owing or to become owing by any Subsidiary or Affiliate of Borrower to such third party which obligations of such Subsidiary or Affiliates are included in the consolidated financial statements of TAG.

                  8.4 Investments. Purchase or acquire obligations or stock of,
                      -----------
or any other interest in, or make a contribution of any kind to, any Person, except as permitted in Section 8.1 hereof, and (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than one hundred eighty (180) days and a published rating of not less than A-1 or P-1 (or the equivalent rating),
(c) certificates of time deposit and bankers' acceptances having maturities of not more than one hundred eighty (180) days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency and (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof.

                  8.5 Loans. Make advances, loans or extensions of credit to any
                      -----
Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, and (b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $1,000,000 at any time outstanding.

                  8.6 [INTENTIONALLY OMITTED]

                  8.7 Dividends. Declare, pay or make any dividend or
                      ---------
distribution on any shares of the common stock or preferred stock of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower.

                  8.8 Indebtedness. Create, incur, assume or suffer to exist any
                      ------------
Indebtedness (exclusive of trade debt) of Borrower except (i) in respect of (A) Indebtedness to Lenders or (B) Indebtedness existing as of the date hereof and disclosed on Schedule 8.8; (ii) as otherwise permitted pursuant to Section 7.8; or (iii) Indebtedness incurred in connection with an acquisition permitted pursuant to Section 8.1(a).

                  8.9 Nature of Business. Substantially change the nature of the
                      ------------------
business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

                  8.10 Transactions with Affiliates. Directly or indirectly,
                       ----------------------------
purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except disclosed transactions in the ordinary course of business, on terms which would have been obtainable from a Person other than an Affiliate.

                  8.11 Leases. Enter as lessee into any lease arrangement for
                       ------
real or personal property if, after giving effect thereto, aggregate annual rental payments for all leased property would exceed $5,000,000 in any one (1) fiscal year, as determined on a consolidated basis.

                  8.12 Limitation on Losses. Incur on a consolidated basis a net
                       --------------------
loss before taxes and extraordinary items in any two (2) consecutive fiscal quarter accounting periods.

                  8.13 Pledge of Credit Now or hereafter pledge Lenders' credit
                       ----------------
on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

            IX. CONDITIONS PRECEDENT.
                --------------------

            9.1 Conditions to Initial Advance. The agreement of Lenders to make
                -----------------------------
the initial Advance requested to be made on the Closing Date is subject to the satisfaction, or waiver by Agent and Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

                        (a) Note. Agent, on behalf of each Lender, shall have
                            ----
received the Note payable to each Lender duly executed and delivered by an authorized officer of Borrower;

                        (b) Filings Registrations and Recordings. Each document
                            ------------------------------------
(including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent on behalf of Secured Parties, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                        (c) Corporate Proceedings of Borrower. Agent shall have
                            ---------------------------------
received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Notes (collectively the "Documents") and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                        (d) Incumbency Certificates of Borrower. Agent shall
                            -----------------------------------
have received a certificate of the Secretary or any Assistant Secretary of Borrower, dated the Closing Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                        (e) Legal Opinion. Agent shall have received the
                            -------------
executed legal opinion of Manatt, Phelps & Phillips, LLP, in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Notes, and related agreements as Agent may reasonably require;

                        (f) No Litigation. Except as otherwise disclosed in
                            -------------
Schedule 9.1(f) (i), no litigation, investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or, to the knowledge of Borrower, threatened against Borrower or against the officers or directors of Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which if adversely determined, would, in the reasonable opinion of Agent, have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Borrower; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business shall have been issued by any governmental authority;

                        (g) Financial Condition Opinions. Agent shall have
                            ----------------------------
received executed Officer's Certificates of Borrower satisfactory in form and substance to it, certifying the solvency of Borrower after giving effect to the Indebtedness contemplated hereby and as to Borrower's financial resources and its ability to meet its obligations and liabilities as they become due, to the effect that as of the Closing Date:

                              (i) the assets of Borrower, at a fair valuation,
exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower;

                              (ii) current projections which are based on
underlying assumptions which provide a reasonable basis for the projections and which reflect Borrower's judgment based on present circumstances, the most likely set of conditions and Borrower's most likely course of action for the period projected, demonstrate that Borrower will have sufficient cash flow to enable it to pay its debts as they mature; and

                              (iii) Borrower does not have an unreasonably small
capital base with which to engage in its anticipated business.

For purposes of this subsection (i), the "fair valuation" of the assets of Borrower shall be determined on the basis of the amount which may be realized within a reasonable time, whether through collection or sale of such assets at market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions;

                        (h) Collateral Examination. Agent shall have completed
                            ----------------------
Collateral examinations, the results of which shall be satisfactory in form and substance to Agent, of the Receivables, Inventory and General Intangibles of Borrower and all books and records in connection therewith;

                        (i) Fees. Agent shall have received all fees payable and
                            ----
accrued to Agent and Lenders on or prior to the Closing Date pursuant to Article IV hereof;

                        (j) Pro Forma Financial Statements. Agent shall have
                            ------------------------------
received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Agent;

                        (k) Mortgage. Mortgagor shall have provided Secured
                            --------
Parties the Mortgage; provided, however, in the event that the Mortgage is not completed by the Closing Date, Borrower shall have ninety (90) days therefrom to cause the Mortgage to be executed by Mortgagor, and the security interest therein perfected;

                        (l) Intercreditor Agreement. Intercreditor agreements in
                            -----------------------
form and substance acceptable to Agent executed by Hong Kong and Shanghai Banking Corporation Limited and Standard Chartered Bank;

                        (m) Indemnity Letters. Indemnity Letters duly executed
                            -----------------
by The CIT Group/Commercial Services and Finova Capital Corporation, and agreed to by Borrower;

                        (n) The Letter of Credit Supplement. The Letter of
                            -------------------------------
Credit Supplement duly executed by Borrower and GMAC;

                        (o) Other. All corporate and other proceedings, and all
                            -----
documents, instruments and other legal matters in connection with this Agreement shall be satisfactory in form and substance to Agent and its counsel.

                  9.2 Conditions to Each Advance. The agreement of Lenders to
                      --------------------------
make any Advance requested to be made on any date (including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                        (a) Representations and Warranties. Each of the
                            ------------------------------
representations and warranties made by Borrower in or pursuant to this Agreement, and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                        (b) No Default. No Event of Default or Prospective Event
                            ----------
of Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date, provided, however that Lenders in their sole discretion, may continue to make
-----------------
Advances notwithstanding the existence of an Event of Default or Prospective Event of Default;

                        (c) Maximum Advances. In the case of any Advances
                            ----------------
requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.2 hereof; and

                        (d) Borrowing Base Certificate. Agent shall have
                            --------------------------
received on or before the fifteenth (15) day of each month as and for the prior month, a certificate, substantially in the form of Exhibit D ("Borrowing Base Certificate"), detailing Borrower's Factored Receivables, Eligible Receivables and Eligible Inventory on which each requested Advance during such month is to be based, together with (i) all supporting documentation required by Agent in order to calculate the Borrowing Base, (ii) copies of invoices or the record of invoices from Borrower's sales journal for such Receivables and a listing of the names and addresses of the account debtors thereunder, (iii) copies of delivery receipts, purchase orders, shipping instructions, bills of lading and other documentation pertaining to such Receivables, and (iv) copies of the cash receipts journal pertaining to the Borrowing Base Certificate.

            Each request for an Advance by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

            X. INFORMATION AS TO BORROWER.
               --------------------------

            Borrower covenants and agrees that it shall, until satisfaction in full of the Obligations and the termination of this Agreement:

                  10.1 Disclosure of Material Matters. Promptly upon learning
                       ------------------------------
thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, Borrower's reclamation of, repossession of, or the return to Borrower of a material amount of goods or claims or disputes asserted by any Customer or other obligor. Borrower will not, without Agent's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

                  10.2 Schedules. Deliver to Agent on or before the fifteenth
                       ---------
(15th) day of each month as and for the prior month (a) accounts receivable aging, (b) accounts payable schedules and (c) Inventory reports. In addition, Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's lien on or security interest in the Collateral.

                  10.3 Environmental Reports. Furnish Agent, concurrently with
                       ---------------------
the delivery of the financial statements referred to in Sections 10.7 and 10.8 hereof, a certificate of Borrower signed by the President or Chief Financial Officer of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all Federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

                  10.4 Litigation. Promptly notify Agent in writing of any
                       ----------
material litigation affecting Borrower as defendant, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may materially and adversely affect the Collateral or Borrower's business, assets, operations, condition or prospects (financial or otherwise).

                  10.5 Occurrence of Defaults, etc. Promptly notify Agent in
                       ---------------------------
writing upon the occurrence of (a) any Event of Default or Prospective Event of Default of which it has actual knowledge;(b) any event, development or circumstance whereby the financial statements most recently furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition and operating results of Borrower as of the date of such financial statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two (2) plan years and was not corrected as provided of which it has actual knowledge in Section 4971 of the Code; (d) each and every default by Borrower of which it has actual knowledge which might result in the acceleration of the maturity of any Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of Borrower which would reasonably be expected to be materially adverse; in each case describing the nature thereof and in the case of notification under clause
(a), (b), (c), (d), or (e) the action Borrower proposes to take with respect thereto.

                  10.6 Government Receivables. Notify Agent promptly if any of
                       ----------------------
its Receivables arise out of contracts between Borrower and the United States of America, any state, or any department, agency or instrumentality of any of them.

                  10.7 Annual Financial Statements. Furnish Agent within ninety
                       ---------------------------
(90) days after the end of each fiscal year of TAG, financial statements of TAG and its Subsidiaries on a consolidated basis including, but not limited to, statements of income and stockholders' equity and changes in financial position from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by Ernst & Young, LLP or another independent certified public accounting firm selected by TAG and satisfactory to Agent (the "Accountants"). The report of such accounting firm shall be accompanied by a statement of such accounting firm certifying that in making the examination upon which such report was based either no information came to its attention which to its knowledge constituted an Event of Default or a Prospective Event of Default under this Agreement or any related agreement or, if such information came to its attention, specifying any such default, and such report shall contain or have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by all financial covenants.

                  10.8 Quarterly Financial Statements. Furnish Agent within
                       ------------------------------
fifty (50) days after the end of each fiscal quarter, an unaudited balance sheet of TAG and its Subsidiaries on a consolidated and consolidating basis and an unaudited statement of income and stockholders' equity and changes in financial position of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Borrower substantially in the form of Exhibit E (the "Compliance Certificate"), signed by the President and/or Chief Financial Officer of Borrower, which shall state (i) whether an Event of Default or a Prospective Event of Default has occurred, and, if any such default exists, specifying the nature thereof and the action Borrower is taking and proposes to take with respect thereto, and (ii) the information and computations (in sufficient detail) to establish that Borrower is in compliance with all financial covenants at the end of such quarter.

                  10.9 Monthly Financial Statements. Furnish Agent within
                       ----------------------------
forty-five (45) days after the end of each month, an unaudited balance sheet of TAG and its Subsidiaries on a consolidated and consolidating basis and an unaudited statement of income and stockholders' equity and changes in financial position of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments.

                  10.10 Other Reports. Furnish Agent as soon as available, but
                        -------------
in any event within thirty (30) days after the issuance thereof, with copies of such financial statements, reports and returns as TAG shall send to its stockholders.

                  10.11 Additional Information. Furnish Agent with additional
                        ----------------------
information as Agent and any Lender shall reasonably request in order to enable Agent and Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrower including, without limitation and without the necessity of any request by Agent,
(a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (c) promptly upon Borrower's learning thereof, of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

                  10.12 Projected Operating Budget. Furnish Agent, no less than
                        --------------------------
thirty (30) days prior to the beginning of each of Borrower's fiscal years beginning with the year 2000, a month by month projected operating budget and cash flow of Borrower for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by Borrower's President or Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

                  10.13 INTENTIONALLY OMITTED

                  10.14 Additional Documents. Execute and deliver to Agent, upon
                        --------------------
reasonable request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

            XI. EVENTS OF DEFAULT.
                -----------------

            The occurrence of any one or more of the following events shall constitute an "Event of Default":

                        (a) failure by Borrower to pay any principal or interest on the Obligations within five (5) days of the date when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein within five (5) days of the date when due;

                        (b) any representation or warranty made or deemed made by Borrower in this Agreement or any related agreement or in any certificate, document, or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

                        (c) failure by Borrower to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records, after notice as herein provided;

                        (d) issuance of a notice of Lien, Charge, Claim, levy assessment, injunction or attachment in excess of $250,000 against a material portion of Borrower's property which is not stayed or lifted within sixty (60) days;

                        (e) failure or neglect of Borrower to perform, keep or observe any material term, provision, condition, covenant herein contained, or contained in any other material agreement or arrangement, now or hereafter entered into between Borrower and any Lender which failure is not remedied within ten (10) days of written demand from Agent;

                        (f) any judgment is rendered or judgment liens filed against Borrower for an amount in excess of $1,000,000 which within sixty (60) days of such rendering or filing is not either satisfied, stayed or discharged of record;

                        (g) Borrower or any Affiliate or any Subsidiary shall
(i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors,
(iv) commence a voluntary case under any state or Federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within sixty
(60) days, any
petition filed against it in any involuntary case under such bankruptcy laws, or
(viii) take any action for the purpose of effecting any of the foregoing;

                        (h) there shall be a material default of the obligations of Mortgagor under the Mortgage which default is not cured within any applicable grace period;

                        (i) if any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

                        (j) a material default of the obligations of Borrower under any other agreement to which it is a party, including, without limitation, obligations of Borrower to Hong Kong and Shanghai Banking Corporation and Standard Chartered Bank, shall occur which materially and adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

                        (k) (i) The Principal Owner(s) shall fail to own, directly or indirectly, at least ten percent (10%) of the common stock of TAG; or (ii) Gerard Guez shall cease, for any reason, to be a member of the Board of Directors and Chief Executive Officer of TAG;

                        (l) The Dilution of Receivables, on an averaged basis for the most recent three (3) months, is greater than fifteen percent (15%), as calculated by Agent on the basis of the Borrowing Base certificates for such period or from Collateral audits performed by Agent; or

                        (m) any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent of any Lender.

            XII. LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.
                 ------------------------------------------

                  12.1 Rights and Remedies. Upon a Prospective Event of Default
                       -------------------
under Article XI (d) or (f), until the Prospective Event of Default is remedied within the time periods provided for therein, Lenders and Issuers shall not be required to make any additional Advances or any Letters of Credit, as the case may be, available to Borrower; upon the occurrence of an Event of Default pursuant to Article XI(g) hereof all Obligations shall be immediately due and payable and Lenders and Issuer shall have no obligation to make any additional Advances or any Letters of Credit, as the case may be, available to Borrower and this Agreement shall be deemed terminated; and, upon the occurrence of any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Majority Lenders all Obligations shall be immediately due and payable, neither Lenders nor Issuer shall be obligated to make any additional Advances or any Letters of Credit, as the case may be, available to Borrower hereunder and Majority Lenders shall have the right to terminate this Agreement and the principal balance of outstanding Advances and interest accrued but unpaid thereon and the aggregate contingent liability of Borrower to reimburse Lenders for future drawings with respect to outstanding Letters of Credit and all other Obligations shall become immediately due and payable, without demand upon or presentment to Borrower, which are expressly waived by Borrower, and Agent and Lenders may immediately exercise all rights, powers and remedies available to them at law, in equity or otherwise. All amounts paid by Borrower on account of the aggregate contingent liability of Borrower under outstanding Letters of Credit shall be held by Agent as collateral security for the benefit of Issuer and Lenders until there are no Letters of Credit outstanding and all unrepaid drawings have been paid in full with interest thereon as provided herein, Borrower hereby being automatically deemed to have granted to Agent, Issuer and Lenders a first priority, perfected security interest in all such monies and to have authorized Agent to debit such monies in satisfaction of the obligation of Borrower to repay drawings; provided, that, nothing contained herein shall in any manner or to any extent affect the liability of Borrower with respect to drawings in the event for whatever reason Agent does not so debit such monies on account thereof. In any such event, Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any of Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent may bid for and become the purchaser, and Agent or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use all Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale or other disposition of any Collateral (other than Factored Receivables, which shall be collected pursuant to Article III) shall be applied as follows:

                        (i) First, to the costs, expenses and attorneys' fees and expenses incurred by Agent in the performance of its duties and enforcement of the rights of Secured Parties hereunder, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                        (ii) Then, to Lenders, pro rata in accordance with their respective Revolving Percentages, until all outstanding Advances and unrepaid drawings under Letter of Credit and interest accrued thereon have been paid in full, said amounts to be allocated first to interest and then, but only after all accrued interest has been paid in full, to principal of Advances and unrepaid drawings under Letters of Credit;

                        (iii) Then, except to the extent otherwise provided for herein, to Lenders (pro rata in accordance with their respective Revolving Percentages) and Issuer on account of all other outstanding Obligations;

                        (iv) Then, if but only if there remain outstanding any Letters of Credit, to Agent to hold as cash collateral for the obligations of Borrower to reimburse any future drawings under such Letters of Credit (including the obligations of Borrower to reimburse GMAC under the Letter of Credit Supplement), as provided above;

                        (v) Then, except as to Factored Receivables, which are to be collected as provided in Article III, to Factor on account of any Obligations owing to the Factor hereunder; and

                        (vi) Then, to Borrower and such Persons as may be legally entitled thereto.

in the event of any inconsistency between the allocation methodology set forth above and any other term or provision of this Agreement or the Other Documents, the allocation methodology set forth above shall govern and supersede. If any deficiency shall arise, Borrower shall remain liable therefor.

                  12.2 Majority Lenders Discretion. Majority Lenders shall have
                       ---------------------------
the right in their sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's and Secured Parties' rights hereunder.

                  12.3 Setoff. In addition to any other rights which Secured
                       ------
Parties may have under applicable law, upon the occurrence of any Event of Default hereunder, each Secured Party shall have a right to apply any of Borrower's property held by such Secured Party to reduce the Obligations; provided however, whether or not an Event of Default has occurred hereunder, neither Factor nor any Lender (including any Lender acting in its capacity as factor under separate credit arrangements with Borrower) will exercise any right of setoff for ledger debts.

                  12.4 Rights and Remedies not Exclusive. The enumeration of the
                       ---------------------------------
foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies, all of which shall be cumulative and not alternative.

            XIII. THE AGENT.
                  ---------

                  13.1 Appointment and Authorization. Each Lender irrevocably
                       -----------------------------
appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement and the Other Documents as are delegated to Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. The duties of Agent to each Lender shall be mechanical and administrative in nature and Agent shall not by reason of this Agreement or otherwise be a trustee or a fiduciary for any of Lenders.

                  13.2 Agent and Affiliates. Agent shall have the same rights
                       --------------------
and powers under this Agreement as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Borrower or any Subsidiary or Affiliate of Borrower as if were not Agent hereunder.

                  13.3 Action by Agent. The obligations of Agent hereunder and
                       ---------------
under the Other Documents are only those expressly set forth herein and therein. Without limiting the generality of the foregoing, Agent shall not be required to take any action with respect to any Event of Default, except as expressly provided in Article 11 hereof.

                  13.4 Consultation with Experts. Agent may consult with legal
                       -------------------------
counsel, independent public accountants and other experts selected by it and shall not be liable to Lenders for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  13.5 Liability of Agent. Neither Agent nor any of its
                       ------------------
directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith or in connection with any Other Documents (i) with the consent or at the request of the Majority Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with this Agreement or any Advance hereunder or in connection with any Other Documents; (b) the performance or observance of any of the covenants or agreements of Borrower; (c) the satisfaction of any condition specified in Article IX; or (d) the validity, effectiveness or genuineness of any of the Other Documents or any other instrument or writing furnished in connection herewith or therewith. Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. As to any matters not expressly provided for by this Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any Other Document in accordance with instructions signed by the Majority Lenders and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of Lenders.

                  13.6 Indemnification. Each Lender shall, in the amount of its
                       ---------------
Revolving Percentage indemnify Agent (to the extent not reimbursed by Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from Agent's gross negligence or willful misconduct) that Agent may suffer or incur in connection with this Agreement or any Other Document or any action taken or omitted by Agent hereunder or thereunder.

                  13.7 Failure to Act. Except for action expressly required of
                       --------------
Agent hereunder or under any Other Document Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  13.8 Credit Decision. Each Lender acknowledges that it has,
                       ---------------
independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each Other Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement or under any Other Document.

                  13.9 Additional Lenders. From time to time additional
                       ------------------
financial institutions may, with the written consent of Agent and Borrower, become a Lender under this Agreement upon the execution and delivery to Agent of a Lender Assignment Agreement, substantially in the form of Exhibit F. Upon receipt of such executed agreement. Agent shall revise Exhibit A to this Agreement and distribute same to all parties hereto and Borrower shall execute and deliver a Note to the new Lender evidencing its Revolving Percentage.

                  13.10 Information to Lenders. Agent agrees to provide Lenders
                        ----------------------
with copies of all documents, statements and accountings provided by Agent to Borrower, copies of any field audit or examination report prepared by or on behalf of Agent, and copies of all documents and statements received by Agent from Borrower.

                  13.11 Payments.
                        --------

                  (a) All amounts received by Agent on account of the Obligations shall be disbursed by Agent to Lenders pro rata in accordance with their respective Revolving Percentages by wire transfer on the date of receipt if received and confirmed by Agent before 11:00 a.m. (New York time) or if received and confirmed later, by 12:00 noon (New York time) on the next succeeding Business Day. In the event that Agent fails to distribute such amounts as provided above, Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate (calculated for the purposes of this section only based on overnight Federal funds transactions) from time to time in effect.

                  (b) If, in the opinion of Agent the distribution of any amounts received by it in such capacity hereunder, under the Notes or under any of the Other Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Agent its Revolving Percentage of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or any of the Other Documents, any Lender that fails (i) to make available to Agent its Revolving Percentage of any Advance when all conditions precedent have been met under Section 9.2 hereof, or (ii) to comply with any of its obligations under this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall not have a right of consent or to vote, as applicable, on any matters for which a vote or consent of Lenders or Majority Lenders is required, except as to those items identified in Section 16.3 that require consent of all Lenders, but shall be bound by such vote or consent of those Majority Lenders who are eligible to vote and consent. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from Borrower, whether on account of an outstanding Advance, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their respective Revolving Percentage of all outstanding Advances in accordance with the terms of this Agreement. The Delinquent Bank hereby authorizes Agent to distribute such payments to the non-delinquent Lenders in proportion to their respective Revolving Percentage of all outstanding Advances in accordance with the terms of this Agreement. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Advances of the non-delinquent Lenders or as a result of other payments by the Delinquent Bank to the non-delinquent Lenders, Lenders' respective Revolving Percentage of all outstanding Advances have returned to those in effect immediately prior to such delinquency and without giving effect to the non-payment causing such delinquencies.

            XIV. WAIVERS AND JUDICIAL PROCEEDINGS.
                 --------------------------------

                  14.1 Waiver of Notice. Borrower hereby waives notice of
                       ----------------
non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

                  14.2 Delay. No delay or omission on Agent's or any Lender's
                       -----
part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

                  14.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY
                       -----------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT

MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            XV. EFFECTIVE DATE AND TERMINATION.
                ------------------------------

                  15.1 Term. This Agreement, which shall inure to the benefit of
                       ----
and shall be binding upon the respective successors and permitted assigns of each of Borrower and Lender, shall become effective on the date hereof and shall continue in full force and effect until the Maturity Date unless sooner terminated as herein provided, including, without limitation, as pursuant to
Article XII.

            Notwithstanding anything to the contrary contained herein, Borrower and Agent, on behalf of Secured Parties, shall each have the right, upon not less than ninety (90) days prior written notice to the other parties to this Agreement, to terminate this Agreement. Any termination of this Agreement will be accompanied by prepayment in full of all of the Obligations of Borrower, including, without limitation, the unpaid principal amount of Advances and the stated amount of Letters of Credit then outstanding, together with the payment of any accrued and unpaid interest and fees; provided, however, there shall be no prepayment fee payable upon termination.

                  15.2 Termination. The termination of this Agreement shall not
                       -----------
affect any of Borrower's or Agent's or any Secured Parties' rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been full disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent on behalf of Secured Parties hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Secured Parties with an indemnification satisfactory to Agent with respect thereto. Accordingly, Borrower waives any rights which it may have under Section 9-404(1) of the Uniform Commercial Code to demand the filing of a termination statement with respect to the Collateral, and Agent shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are repaid or performed in full unless otherwise provided.

            XVI. MISCELLANEOUS.
                 -------------

                  16.1 Governing Law. This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of California (without giving effect to its conflict of laws rules). Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of California, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent and Lenders to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any
                                               ----- --- ----------
judicial proceedings by Borrower against Agent, Lenders and Factor involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a Federal or state court located in the City of Los Angeles, State of California.

                  16.2 Entire Understanding. This Agreement and the documents
                       --------------------
executed concurrently herewith contain the entire understanding between Borrower, Agent, Issuer, Factor and Lenders and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's, Agent's and Lenders' respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                  16.3 Amendments and Waivers. With the written consent of
                       ----------------------
Majority Lenders, Agent and Borrower may, subject to the provisions of this subsection, from time to time enter into agreements amendatory or supplemental hereto; provided, however, that no such amendatory or supplemental agreement or waiver shall, without the written consent of all Lenders (i) extend the maturity of any Note, (ii) reduce the interest rate or extend the time of payment of interest thereon, (iii) reduce or extend the time of payment of the principal amount thereof, (iv) release any of the Collateral, except as expressly permitted hereunder (v) increase the Borrowing Base advance rates or Overadvance Limit, (vi) change any Lender's Revolving Percentage, (vii) change the definition of Majority Lenders; (viii) modify the allocation methodology set forth in Section 12.1, (ix) change the definition of Maximum Credit Amount, (x) modify Section 12.3, or (xi) modify this Section 16.3;

and provided, further, that any amendment or waiver to Sections 2.7, 2.8 and 2.9 requires the approval of Issuer and any amendment or waiver to any provision of
Article III requires the approval of Factor. Any such amendatory or supplemental agreement or waiver shall apply equally to each Lender and shall be binding upon Borrower, Lenders, Issuer, Factor and Agent.

                  16.4 Successors and Assigns; Participants; New Lenders.
                       -------------------------------------------------

                        (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, Lenders, all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lenders.

                        (b) Any Lender may sell, assign or transfer all or any part of its rights under this Agreement and its Note and all related agreements, instruments and documents provided Borrower is given notice of such sale as soon as practicable and the transferee agrees to perform the obligations of the transferor; in addition to the foregoing, Borrower acknowledges that in the regular course of commercial banking business any Lender may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof.

                  16.5 Application of Payments. Each Lender shall have the
                       -----------------------
continuing and exclusive right to apply or reverse and reapply any and all proceeds of Collateral to any portion of the Obligations, but subject to the provisions of Section 12.1 hereof. To the extent that Borrower makes a payment or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by such Lender.

                  16.6 Indemnity. Borrower shall indemnify each Secured Party
                       ---------
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against such Secured Party in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not such Secured Party is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct or gross negligence of such Lender. The provisions of this
Section 16.6 shall survive termination of this Agreement.

                  16.7 Notice. Any notice or request hereunder may be given to
                       ------
the parties hereto at their respective addresses set forth opposite its name on the signature pages hereof or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Agreement. Any notice or request hereunder shall be given by (a) hand delivery,
(b) registered or certified mail, return receipt requested, (c) telex or telegram, subsequently confirmed by registered or certified mail, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Notices and requests shall, in the case of those by mail or telegram. be deemed to have been given when deposited in the mail, or delivered to the telegraph office addresses as provided in this Section.

                  16.8 Survivability. If all or any part of this Agreement is
                       -------------
contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                  16.9 Expenses. All costs and expenses including, without
                       --------
limitation reasonable attorneys' fees incurred (a) by each Secured Party in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) incurred in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) the instituting, maintaining, preserving, enforcing and foreclosing of or on Secured Parties' security interest or Lien in any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to the transactions with Borrower, or (e) any advice given any Secured Party with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's account and shall be part of the Obligations.

                  16.10 Injunctive Relief. Borrower recognizes that, in the
                        -----------------
event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Secured Parties; therefore, Secured Parties if Secured Parties so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  16.11 Joint and Several Obligations.
                        -----------------------------

                  (a) Each Borrower agrees that they are jointly and severally liable to each Secured Party for the payment of all obligations of such Borrower arising under this Agreement, the Notes and Other Documents and that such liability is independent of the obligations of any other Borrower. Agent or Secured Parties may bring action against any Borrower regardless of whether an action is brought against any other Borrower.

                  (b) Each Borrower agrees that any release which may be given by Agent or Secured Parties to any other Borrower or any guarantor will not release such Borrower from its obligations under this Agreement, the Notes and Other Documents.

                  (c) Each Borrower waives any right to assert against Agent and Secured Parties any defense, setoff, counterclaim or claim which such Borrower may have against any other Borrower or any other party liable to Agent and Secured Parties for the obligations of Borrowers under this Agreement, the Notes and Other Documents.

                  (d) Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of any other Borrower and of all circumstances which bear upon the risk of loss or nonpayment. Each Borrower waives any right it may have to require

Agent or any Secured Party to disclose to such Borrower any information which Agent or such Secured Party may now or hereafter acquire concerning the financial condition of any other Borrower.

                  (e) Each Borrower waives protest, presentment, demand for payment, all rights to notices of default or nonpayment or nonperformance by or notice of dishonor to or upon any other Borrower under this Agreement, the Notes and Other Documents. Each Borrower waives all right to notices of the existence or the creation of any new indebtedness by any other Borrower.

                  (f) Each Borrower hereby expressly waives: (i) all rights and benefits under Section 2809 of the California Civil Code purporting to reduce Borrower's obligation in proportion to the principal obligation owed by any other Borrower, and any defense based on or arising out of any defense the Person primarily liable may have to payment or to performance of any covenants or obligations; (ii) all rights and benefits under Section 2845 of the California Civil Code which, among other things, permits a surety to require any creditor to pursue its debtor, any security which said creditor may hold, or any other remedy before proceeding against such surety; (iii) any and all other rights, benefits, protections and other defenses which Borrower may have, now or at any time hereafter, to full payment or performance of the Obligations, including, without limitation, under California Civil Code Sections 2809, 2810, 2819, 2820, 2821, 2839, 2845, 2847, 2848, 2849, 2850 and 2855, and California
Code of Civil Procedure Sections 580a, 580b, 580d and 726, and all successor sections; and (iv) each Borrower hereby specifically waives the provisions of California Civil Code Section 2815, and any successor section, with respect to all security for the obligations of Borrower hereunder.

                  (g) Each Borrower represents and warrants to Agent and Secured Parties that it will derive benefit, directly and indirectly, from the collective administration and availability of the credit facilities. Each Borrower agrees that neither Agent nor any Secured Party will be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Agreement or the Other Documents.

                  (h) Until all Obligations of Borrower to Agent and Secured Parties under this Agreement, the Notes and Other Documents have been paid in full, each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute which such Borrower may now or hereafter have against any other Borrower with respect to the indebtedness incurred under this Agreement, the Notes and Other Documents. Each Borrower waives any right to enforce any remedy which Agent or any Secured Party now has or may hereafter have against any other Borrower and waives any benefit of, and any right to participate in, any security now or hereafter held by Agent and Secured Parties.

                  16.12 Captions. The captions at various places in this
                        --------
Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

                  16.13 Counterparts. This Agreement may be executed in one or
                        ------------
more counterparts, each of which taken together shall constitute one and the same instrument.

            Each of the parties has signed this Agreement as of the 21st day of January, 2000.


                                    TARRANT APPAREL GROUP dba
                                    Fashion Resource, a California corporation

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    TAG MEX, INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    GMAC COMMERCIAL CREDIT LLC, as
                                    Agent, Lender, Issuer and Facto

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    FINOVA CAPITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    SANWA BANK CALIFORNIA

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address

            Each of the parties has signed this Agreement as of the 21st day of January, 2000.


                                    TARRANT APPAREL GROUP dba
                                    Fashion Resource, a California corporation

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    TAG MEX, INC.

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    GMAC COMMERCIAL CREDIT LLC, as
                                    Agent, Lender, Issuer and Facto

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its: SVP
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    FINOVA CAPITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    SANWA BANK CALIFORNIA

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address

            Each of the parties has signed this Agreement as of the 21st day of January, 2000.


                                    TARRANT APPAREL GROUP dba
                                    Fashion Resource, a California corporation

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    TAG MEX, INC.

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    GMAC COMMERCIAL CREDIT LLC, as
                                    Agent, Lender, Issuer and Facto

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    FINOVA CAPITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    SANWA BANK CALIFORNIA

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its: Vice President
                                        ----------------------------------------
                                    601 So. Figuera St. 8th Floor
                                    Los Angeles, CA 90017
                                    --------------------------------------------
                                                      Address

            Each of the parties has signed this Agreement as of the 21st day of January, 2000.


                                    TARRANT APPAREL GROUP dba
                                    Fashion Resource, a California corporation

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    TAG MEX, INC.

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    GMAC COMMERCIAL CREDIT LLC, as
                                    Agent, Lender, Issuer and Facto

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address


                                    FINOVA CAPITAL CORPORATION

                                    By: /s/ John J. Noosey
                                        ----------------------------------------
                                    Its: Vice President
                                        ----------------------------------------
                                    344 S. GRAND AVE
                                    LA CA 90071
                                    --------------------------------------------
                                                      Address


                                    SANWA BANK CALIFORNIA

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
                                                      Address

                                    EXHIBIT A

LENDER                        COMMITMENT               REVOLVING
------                        ----------               ---------
                              AMOUNT                   PERCENTAGE
                              ------                   ----------

GMAC Commercial Credit        $ 50,000,000              47.619%
LLC

Finova Capital                $ 40,000,000              38.095%
Corporation

Sanwa Bank California         $ 15,000,000              14.286%
                              ------------             -------

        TOTAL                 $105,000,000             100.000%

                                    EXHIBIT B

                                 REVOLVING NOTE

$ ______________________                            ______________________, 2000

      FOR VALUE RECEIVED, the undersigned, Tarrant Apparel Group dba Fashion Resource, a California corporation, and Tag Mex, Inc., a California corporation (individually and collectively the "Borrower"), jointly and severally unconditionally promise to pay to the order of _____________________________ __________________ (the "Lender") on January 31, 2005, the principal sum of
_____________________________ ($_____________________________) or, if less, the aggregate unpaid principal amount of all Revolving Advances outstanding from Lender pursuant to that certain Revolving Credit, Factoring and Security Agreement, dated as of January ___, 2000, among Borrower, the various financial institutions (including Lender) as are, or may become, parties thereto (collectively, the "Lenders"), and GMAC Commercial Credit, LLC, as agent for Lenders (in such capacity, the "Agent") as the same may be amended, supplemented, amended and restated or otherwise modified from time to time (collectively, the "Credit Agreement").

      Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by Agent pursuant to the Credit Agreement.

      This Note is one of the Revolving Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be or shall automatically become immediately due and payable. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Credit Agreement.

      Borrower hereby authorizes Lender to make (or cause to be made) appropriate notations on the grid attached to Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate applicable to, the Revolving Advances evidenced hereby. Such notations shall be rebuttably correct and binding on Borrower in the absence of manifest error; provided, however, that the failure of Lender to make any such notations shall not limit or otherwise affect any Obligations of Borrower.

      All parties hereto, whether as makers, endorsers, or otherwise, jointly and severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS REVOLVING NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                         TARRANT APPAREL GROUP,
                                         dba Fashion Resource,
                                         a California corporation

                                         By:____________________________________
                                            Name:______________________________
                                            Title:______________________________


                                         TAG MEX, INC., a California corporation

                                         By:____________________________________
                                            Name:______________________________
                                            Title:______________________________

                    REVOLVING ADVANCES AND PRINCIPAL PAYMENTS

====================================================================================================================================
            Amount of Revolving Advance Made     Amount of Principal Repaid      Unpaid Principal Balance
           -------------------------------------------------------------------------------------------------               Notation
    Date      Base Rate      LIBOR Rate            Base Rate     LIBOR Rate         Base Rate     LIBOR Rate   Total        Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                    EXHIBIT C

                               REQUEST FOR ADVANCE

                                                                 Date:__________

GMAC Commercial Credit LLC,
as Agent for the Lenders
as defined in the Revolving
Credit, Factoring and Security
Agreement referred to below
1290 Avenue of the Americas
New York, NY 10104
Attention: ____________________

Ladies and Gentlemen:

      The undersigned refers to the Revolving Credit, Factoring and Security Agreement dated as of ___________, 2000 (the "Credit Agreement," the terms defined therein being used herein as therein defined or as defined in the Notes issued pursuant to the Credit Agreement) by and among Tarrant Apparel Group, dba Fashion Resource, a California corporation, and Tag Mex, Inc., a California corporation (individually and collectively, "Borrower"), certain financial institutions who are or who may later become a party thereto (collectively "Lenders" and individually "Lender") and GMAC Commercial Credit LLC, as agent for Lenders (in such capacity "Agent") under the Credit Agreement, and hereby gives you notice pursuant to Section 2.3(c) of the Credit Agreement, that the undersigned hereby requests an Advance under the Credit Agreement and the Notes, and in that connection sets forth below the information relating to such Advance as required in the Credit Agreement:

      1.    (a)   [If applicable] The Business Day for a requested Base Rate
                  Advance is ________.

            (b) [If applicable] The Business Day for a requested LIBOR Rate Advance is _________.

      2.    The aggregate amount of the requested Advance is $ ______________.

      3.    The requested Advance is to be comprised of:

            (__)   A Base Rate Advance in the amount of $ ____________.

            (__)   A LIBOR Rate Advance in the amount of $____________.

      4. (If applicable) Agent is directed to apply the requested Advance to repay [the specified principal amount of the outstanding Advances set forth below [, together with accrued interest thereon]] [accrued interest on the outstanding Advances set forth below], and to remit the remainder (if any) of the requested Advance to Borrower:

            (a) [$ _________/all] of the outstanding principal amount of the Base Rate Advances;

            (b) [$ ______/all] of the outstanding principal amount of the LIBOR Rate Advance maturing on _________.

      5. Borrower certifies that (i) the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof; (ii) no Event of Default or Prospective Event of Default has occurred and is continuing under the Credit Agreement or would exist after giving effect to the Advances requested hereunder; (iii) Borrower has performed in all material respects all agreements and satisfied all conditions under the Credit Agreement provided to be performed by it on or before the date hereof; and (iv) after giving effect to the Advances requested hereunder, the aggregate Advances outstanding under the Credit Agreement shall not exceed the maximum advances permitted under Section 2.2 of the Credit Agreement.

Date: ______________________________

                                        BORROWER:

                                        TARRANT APPAREL GROUP,
                                        dba Fashion Resource
                                        a California corporation


                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        TAG MEX, INC., a California corporation


                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT D

                       FORM OF BORROWING BASE CERTIFICATE

GMAC
COMMERCIAL CREDIT LLC

                                                                                                                           Report
                                                                                                                           Number S-
                                                                       -------------------------------------------------------------
                                                                       Daily Status of
                                                                       Obligations as of
------------------------------------------------------------------------------------------------------------------------------------
Client                                                                 Maximum Line of Credit
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Accounts Receivable
We herewith report to you the full amount collected on accounts or     -------------------------------------------------------------
other receivables assigned to you up to            ,  19   for which   Inventory
we herewith remit.  We have made no other collections nor issued or    -------------------------------------------------------------
should have issued any other credits since our last report.            Other
                                                                       -------------------------------------------------------------
Signature                           Date                               Total
=====================================================================  -------------------------------------------------------------

                                                                       Loans             Other Obligations         Total Obligations
                                                                       --------------------------------------------
1.  Today's Request
 a. Advance
    ---------------------------------------------------------------------------------------------------------------
 b. Other
    ---------------------------------------------------------------------------------------------------------------
 c.
    ---------------------------------------------------------------------------------------------------------------
 d. Today's Total Request
    ---------------------------------------------------------------------------------------------------------------

                                                                       --------------------------------------------=================
2.  Less: Today's Reductions
 a. Net Cash Collections (Report             |_| Collection Report
    No. R-          ) as per attached
        Cash Receipt
    |_| Journal     |_| Other
    ---------------------------------------------------------------------------------------------------------------
 b. Other
    ---------------------------------------------------------------------------------------------------------------
 c.
    ---------------------------------------------------------------------------------------------------------------
d.  Today's Special Reductions
    ---------------------------------------------------------------------------------------------------------------=================
3.  Net Change in Obligations - Today (Line 1d Less Line 2d)
    ---------------------------------------------------------------------------------------------------------------=================
4.  Total Obligations (Prior Report No. S-        )
    ---------------------------------------------------------------------------------------------------------------=================
5.  New Stated Total Obligations - Today (Line 3 Less Line 4)
    ---------------------------------------------------------------------------------------------------------------=================
6.  Less: Amortizing Line of Credit
 a. $            Amortizes on
    ---------------------------------------------------------------------------------------------------------------
 b. $            Amortizes on
    ---------------------------------------------------------------------------------------------------------------
 c. $            Amortizes on
    ---------------------------------------------------------------------------------------------------------------
 d. Total Amortizing Line of Credit
    ---------------------------------------------------------------------------------------------------------------=================
7.  Total Non-Amortizing Obligations - Today (Line 5 Less Line 6)
    ---------------------------------------------------------------------------------------------------------------=================
8.  Borrowing Availability
 a. Accounts Receivable (Report No. R-          )
    ---------------------------------------------------------------------------------------------------------------=================
 b. Inventory (Report No. R-          )
    ---------------------------------------------------------------------------------------------------------------=================
9.  [ILLEGIBLE] Borrowing Availability (Line 8a Plus Line 8b)
    ---------------------------------------------------------------------------------------------------------------=================
10. Net availability (or Overage) (Line 9 Less Line 7)
    ---------------------------------------------------------------------------------------------------------------=================

                                             Daily Submission and Reconciliation
GMAC
COMMERCIAL CREDIT LLC

   Accounts Receivable transactions for                                                           Date
   ---------------------------------------------------------------------------------------------------------------------------------
   Report No.
   R.                          Client
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                     Invoices for New
1. Increases submitted today per attached listing                    Shipments              Other Increases       Total
                                                                     ---------------------------------------------------------------
   A. Invoice Date
   --------------------------------------------------------------------------------------------------------------
   B.
   --------------------------------------------------------------------------------------------------------------
   C.
   ---------------------------------------------------------------------------------------------------------------------------------
   D. Total today's increases submitted
   ---------------------------------------------------------------------------------------------------------------------------------
2. Total increases, month (period) to date per prior report (R    )
   --------------------------------------------------------------------------------------------------------------
3. Total increases submitted month (period) to date (lines (1) + 2)
   --------------------------------------------------------------------------------------------------------------
4. Today's decreases submitted (per attached listing)                Cash Collections       Other Decreases
                                                                     --------------------------------------------
   A. Date                    Description
   --------------------------------------------------------------------------------------------------------------
   B.
   --------------------------------------------------------------------------------------------------------------
   C.                         ALL CREDITS
   --------------------------------------------------------------------------------------------------------------
   D. Less: Returned checks
   ---------------------------------------------------------------------------------------------------------------------------------
   E. Total today's decreases submitted
   ---------------------------------------------------------------------------------------------------------------------------------
5. Total decreases, month (period) to date, per prior report (R   )
   --------------------------------------------------------------------------------------------------------------
6. Total decreases, month (period) to date (lines 4E + 5)
   ---------------------------------------------------------------------------------------------------------------------------------
7. Today's net change in accounts receivables (line 1D - less 4E)
   -----------------------------------------------------------------------------                                 -------------------
8. Total accounts receivable per prior report (R      )
   -----------------------------------------------------------------------------                                 -------------------
9. Today's new stated accounts receivable (line 7 + 8)
   ---------------------------------------------------------------------------------------------------------------------------------
   Today's calculation of accounts receivable and
   inventory lines of credit                                         Accounts Receivable                         Inventory
                                                                     ---------------------------------------------------------------
10. Total collateral (line 9 for receivables)
    --------------------------------------------------------------------------------------------------------------------------------
11. Less ineligible collateral prior report
    --------------------------------------------------------------------------------------------------------------------------------
    Changes in ineligible
    A.
    --------------------------------------------------------------------------------------------------------------------------------
    B.
    --------------------------------------------------------------------------------------------------------------------------------
    C. New ineligible
    --------------------------------------------------------------------------------------------------------------------------------
12. Today's new stated Eligible collateral (lines 10-11 or 11C)
    --------------------------------------------------------------------------------------------------------------------------------
13. Less: Formula reserve                                                                                      %                 %
    --------------------------------------------------------------------------------------------------------------------------------
14. Available under formula
    --------------------------------------------------------------------------------------------------------------------------------
15. Maximum line of credit
    ================================================================================================================================

This report is submitted pursuant to our Accounts Receivable - Financing Agreement with you currently in effect ("Agreement"). The invoices and accounts receivable referred to in this report constitute "receivables," (as defined in the Agreement) assigned to you, and in which you have been granted a security interest pursuant to the Agreement. We confirm that, expect as noted, none of the receivables referred to in this report fall within the ineligible or prohibited categories as noted in said Agreement. We further confirm said assignment and grant of security interest to you.


By:______________________________________  Date:_____________________

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

                                                  Dated:_______________, _______

TO:     GMAC Commercial Credit LLC
        as Agent for the Lenders
        under the Revolving Credit, Factoring and Security Agreement referred to below
        1290 Avenue of the Americas
        New York, New York 10104
        Attn:  ____________________

Ladies and Gentlemen:

      The undersigned hereby certifies to you pursuant to the Revolving Credit, Factoring and Security Agreement dated as of ________________, 2000, ("Agreement") between Tarrant Apparel Group dba Fashion Resource, a California corporation ("TAG"), and Tag Mex, Inc., a California corporation (individually and collectively, "Borrower"), certain financial institutions who are or later become a party thereto ("Lenders") and GMAC Commercial Credit LLC, as agent for Lenders ("Agent"), as follows:

      As of _________________, no Event of Default or Prospective Event of Default has occurred [except: (Specify nature and extent of such Event of Default and/or Prospective Event of Default)_____________________________].

      If applicable, the corrective action taken or proposed to be taken to prevent or cure such Event of Default or Prospective Event of Default is as follows:_____________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

      As of __________________________, TAG maintains on a consolidated basis the following financial covenants pursuant to Section 7.5 of the Agreement:

            a)    Tangible Net Worth of $ _________________________

                  Minimum required $116,500,000

            b)    Fixed Charge Coverage Ratio of ______: 1.0

                  Minimum required ratio 1.5:1.0

            c)    An Interest Coverage Ratio of ______: 1.0

                  Minimum required ratio 5.0:1.0

            d)    A Total Leverage Ratio of _________: 1.0

                  Maximum permitted ratio 1.8:1.0 during fiscal year 2000 and 1.5:1.0 thereafter.

      The financial statements and/or reports submitted as of this date are true, complete, correct and consistent with GAAP.

      Any and all capitalized terms set forth in this certificate without definition shall have the respective meanings ascribed thereto in the Agreement.

                                          TARRANT APPAREL GROUP,
                                          dba Fashion Resource,
                                          a California corporation


                                          By:_______________________________
                                          Name: ____________________________
                                          Title:____________________________

                                    EXHIBIT F

                           LENDER ASSIGNMENT AGREEMENT

      This Lender Assignment Agreement ("Agreement") is made as of this ____ day of ________________, 20___, by and among ______________________________________
(hereinafter referred to as "Assignor"), and ________________________________
(hereinafter referred to as "Assignee").

                              W I T N E S S E T H:

      WHEREAS, Tarrant Apparel Group dba Fashion Resource, a California corporation, and Tag Mex, Inc., a California corporation (individually and collectively "Borrower"), certain Lenders, including Assignor, and GMAC Commercial Credit LLC, as agent for Lenders ("Agent"), are parties to a certain Revolving Credit, Factoring and Security Agreement dated as of _______________, 2000 ("Credit Agreement").

      WHEREAS, pursuant to the Credit Agreement, Agent and Lenders have provided a line of credit to Borrower in the principal sum of $105,000,000 ("Credit") and the commitment of Assignor under the Credit is $________________.

      WHEREAS, Assignee has advised Agent, Assignor and Borrower of its desire to become a Lender under the Credit Agreement and to assume a percentage interest of the Credit in the amount of $________________ on the terms herein provided.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby agree as follows:

                                    AGREEMENT

      1.    Definitions. Except as otherwise provided herein, capitalized terms
            -----------
defined in the Credit Agreement are used herein with the meanings set forth therein. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

            "Assigned Commitment Percentage" means the percentage of the aggregate Credit of Assignee under the Credit Agreement and the corresponding dollar amount with respect to the aggregate Credit under the Credit Agreement as set forth below:

            Percentage:                  ____________%

                                       1-

            Dollar Amount:              $____________

            "Pro Rata" means a Pro Rata sharing among Lenders, based on the ratio that a party's interest in the Credit bears to the outstanding principal amount of the Advances made by such party at the time in question.

            "Effective Date" means ____________________________________________.

      2.    Representations and Warranties of Assignor. Assignor represents and
            ------------------------------------------
warrants to Assignee as follows:

            a. As of the date hereof, Assignor has a ratable share of the Credit equal to $____________ or ___________%.

            b. As of the date hereof, there is [no] [$________] outstanding principal balance of Advances made under the Credit Agreement.

      Assignor makes no representation or warranty nor assumes any responsibility with respect to the financial condition of Borrower or the performance of Borrower of the Advances, and Assignor assumes no responsibility with respect to any statements, warranties or representations made under or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other documents under the Credit Agreement, other than as expressly set forth above.

      3.    Representations and Warranties of Assignee. Assignee hereby
            ------------------------------------------
represents and warrants to Agent and Assignor as follows:

            a. Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

            b. This Agreement constitutes the legal, valid and binding obligation of Assignee;

            c. Assignee has independently and without reliance upon Agent or Assignee and based on such information as Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and become a Lender under the Credit Agreement. Assignee will, independently and without reliance upon Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its

                                       2-
own credit decisions in taking or not taking action under the Credit Agreement; and

            d. If Assignee is organized under the laws of a jurisdiction outside the United States of America, attached hereto are forms certifying Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement.

      4.    Assignment. On the terms set forth herein, Assignor, as of the
            ----------
Effective Date, hereby irrevocably sells, assigns and transfers to Assignee all of the rights and obligation of Assignor under the Credit Agreement, its Note, and the Advances owing to Assignor under the Credit Agreement, in each case to the extent of the Assigned Commitment Percentage, and Assignee irrevocably accepts such assignment of rights and assumes such obligations from Assignor on such terms and effective as of the Effective Date. As of the Effective Date, Assignee shall have the rights and obligations of a "Lender" under the Credit Agreement and the Note. Assignee hereby appoints and authorizes Agent to exercise such powers under the Credit Agreement as are delegated to the Agent by
Article XIII of the Credit Agreement.

      5.    Payment. On the Effective Date, Assignee shall pay to Assignor, in
            -------
immediately available funds, an amount equal to the purchase price of the Assigned Commitment Percentage, as agreed between Assignor and Assignee pursuant to a letter agreement of even date herewith.

            Assignor and Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Credit Agreement, their respective Notes or any other documents under the Credit Agreement which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

      6.    Notes. Agent shall make appropriate arrangements with Borrower
            -----
concurrently with the execution and delivery hereof so that a new Note is issued to Assignee and a replacement Note is issued to Assignor, in each case in principal amounts reflecting their respective Revolving Percentage interests under the Credit Agreement.

      7.    Further Assurances. Concurrently with the execution of this
            ------------------
Agreement, Agent shall register Assignee as a Lender under the Credit Agreement and revise Exhibit "A" to the Credit Agreement to reflect the Assigned Commitment Percentage.

      8.    Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL
            -------------
OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. ASSIGNEE HEREBY AGREES TO THE PROVISIONS OF SECTION 14.3 OF THE CREDIT AGREEMENT.

                                       3-

      9.  Notices. All communications among the parties or notices in connection
          -------
herewith must be in writing and must be mailed, telegraphed, telecopied, delivered or sent by telex or cable, addressed to the appropriate party at its address set forth on the signature pages hereof. All communications and notices shall, if sent by telegraph, telex or telecopy, be deemed to have been given when received by the Person to whom addressed; if sent by overnight courier service, be deemed to have been given one day after the date when set; and if sent by mail, be given to have been given three days after the date when sent by registered or certificate mail, postage prepaid.

      10. Attorneys' Fees. In the event of any action at law or any suit in
          ---------------
equity with respect to this Agreement, or any documents executed pursuant hereto, whether in federal court, state court, administrative proceedings, arbitration proceeding (if agreed upon by the parties hereto) or insolvency proceedings, the prevailing party, in addition to all other sums to which it may be entitled by law, shall be entitled to a reasonable sum for attorneys' fees and costs incurred.

      11. Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties and their respective successors and assigns.

      12. Interpretation. The headings of the various sections hereof are for
          --------------
convenience of reference only and shall not affect the meaning or construction of any provision hereof.

                                       4-

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers, as of the date first above written.

                                   "Assignor"

                                    ______________________________________,

                                    BY:  ____________________________________
                                    NAME:  __________________________________
                                    TITLE:  _________________________________



                                    "Assignee"

                                    ______________________________________,


                                    BY:  ____________________________________
                                    NAME:  __________________________________
                                    TITLE:  _________________________________

Acknowledged:

GMAC Commercial Credit LLC,
   as Agent

By: _______________________________
Name: _____________________________
Title: ____________________________

                                       5-

                                    EXHIBIT G

RECORDING REQUESTED BY:

GMAC Commercial Credit LLC, as Agent
1290 Avenue of the Americas
New York, New York 10104

======================================================

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

      THIS TRADEMARK SECURITY AGREEMENT ("Agreement") dated as of ____________ 2000, made by Tarrant Apparel Group dba Fashion Resource, a California corporation, and Tag Mex, Inc., a California corporation (collectively "Grantor"), in favor of GMAC Commercial Credit LLC, a New York limited liability company, in its capacity as agent for certain Lenders (including the Issuer and the Factor) parties to that certain Loan Agreement defined below ("Agent") located at 1290 Avenue of the Americas, New York, New York 10104.

                                R E C I T A L S:

      A. Grantor is indebted to the Agent and the Lenders parties to the Revolving Credit, Factoring and Security Agreement dated January ___, 2000 ("Loan Agreement"), which provides for certain credit facilities in the aggregate principal sum not exceeding $105,000,000.

      B. The obligations of Grantor to Agent for and on behalf of the Secured Parties are secured by all of Grantor's right, title and interest in accounts, certain general intangibles and certain inventory as provided under the Loan Agreement.

      C. As a condition to Secured Parties extending credit to Grantor, Grantor has agreed to give to Agent a security interest in and to all trademarks owned by Grantor, consisting of the trademarks "No!", "No! Jeans", "GET", "No! Femmes" and "Chazzz."

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

      1. Defined Terms. Capitalized terms used herein without definition shall
         -------------
have the meaning set forth in the Loan Agreement. The following terms have the following meanings

(such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Agreement" means this Trademark Security Agreement, as the
                   ---------
same may from time to time be amended, modified or supplemented.

                  "Intellectual Property Collateral" has the meaning assigned to
                   --------------------------------
such term in Section 2 of this Agreement.

                  "Trademarks" means trademarks (including service marks and
                   ----------
trade names, whether registered or at common law), registrations and applications therefor and any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto including, without limitation, damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) rights corresponding thereto throughout the world.

            The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular section, subsection or clause contained in this Agreement.

            2. Grant of Security Interest in Trademarks. In order to secure the
               ----------------------------------------
complete and due and punctual payment of all of the Obligations of Grantor to the Agent and the Secured Parties, Grantor hereby grants and conveys to the Agent, on behalf of the Secured Parties, as collateral security, a continuing security interest in all of Grantor's entire right, title and interest in and to intellectual property rights now owned or existing and hereafter acquired or arising in the following assets (all of which being hereinafter referred to as the "Intellectual Property Collateral") all Trademarks of Grantor including, without limitation, the Trademarks listed on Schedule A hereto, and the entire goodwill of Grantor's business connected with the use of and symbolized by the Trademarks;

               provided, however, that nothing hereunder constitutes or shall be
               --------  -------
deemed to constitute the grant of a security interest in favor of the Agent with respect to any Intellectual Property Collateral to the extent prohibited by applicable law.

            3. Representations and Warranties; New Intellectual Property. (a)
               ---------------------------------------------------------
Grantor represents and warrants that it has the full right and power to grant the security interests provided for in this Agreement (subject to the exceptions contained herein) in the Trademarks made hereby; that it has made no previous assignment, transfer or agreements in conflict herewith or constituting an assignment of, a transfer of or an encumbrance on any of the Trademarks. Grantor further represents and warrants that Schedule A lists all Trademarks owned or used by

Grantor and which are material to any portion of its business or any of Grantor's subsidiaries or affiliates and (ii) the Intellectual Property Collateral does not infringe upon any rights owned or possessed by any entity not a party to this Agreement.

            (b) In the event, prior to the time the Obligations of Grantor to the Agent and the Secured Parties have been indefeasibly paid in full, Grantor shall (i) obtain any rights to or interests in any new trademarks, trade names, service marks, and applications therefor, or licenses, or (ii) become entitled to the benefit of any trademark application, trademark, trademark registration, the provisions of this Agreement shall automatically apply thereto and anything enumerated in clauses (i) or (ii) shall constitute Intellectual Property Collateral. Grantor shall give to the Agent prompt written notice thereof. Grantor agrees, promptly following the written request by the Agent, to amend this Agreement by amending Schedule A, to include any such future trademarks, trademark registrations, trademark applications, trade names and service marks which would be Intellectual Property Collateral.

            4.    Rights and Remedies; Application of Monies.
                  ------------------------------------------

                  (a) Upon the occurrence and during the continuation of a default of any or all of Grantor's Obligations to the Agent and the Secured Parties, and assuming the obligations are accelerated, the Agent may, to the fullest extent permitted by applicable law and without advertisement, hearing or process of law of any kind, (i) exercise any and all rights as beneficial and legal owner of the Intellectual Property Collateral, including, without limitation, any and all consensual rights and powers with respect to the Intellectual Property Collateral and (ii) sell or assign or grant a license or franchise to use, or cause to be sold or assigned or grant a license or franchise to use any or all of the Intellectual Property Collateral, in each case, free of all rights and claims of Grantor therein and thereto. Upon the occurrence and during the continuation of a default of any or all of Grantor's Obligations to the Agent or any of the Secured Parties, the Agent may, subject to any limitations under the Uniform Commercial Code or other applicable law,
(i) sell or assign the Intellectual Property Collateral, or any part thereof, for cash or upon credit as the Agent may deem appropriate or (ii) grant licenses or franchises or both to use the Intellectual Property Collateral on such terms and conditions that the Agent shall determine. In connection therewith, the Agent shall have the right to impose such limitations and restrictions on the sale or assignment of the Intellectual Property Collateral as the Agent may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to any such sale and requirements for any necessary governmental approvals.

                  (b) Except as provided in this Section 4, Grantor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies hereunder. The Agent shall not be liable to any person for any incorrect or improper payment made pursuant to this Section 4, in the absence of gross negligence or willful misconduct.

               (c) Notwithstanding any provisions of this Agreement to the contrary, if, after giving effect to any sale, transfer, assignment or other disposition of any or all of the Intellectual Property Collateral pursuant hereto and after the application of the proceeds hereunder to the Obligations of Grantor to the Agent, any said Obligations remain unpaid or unsatisfied, Grantor shall remain liable for the unpaid and unsatisfied amount of such remaining obligations.

               (d) This Agreement is made to provide for and secure repayment of the obligations of Grantor to the Agent and the Secured Parties.

            5. Termination of Security Interest. This Agreement and the security
               --------------------------------
interests created or granted hereby or thereby, shall terminate when the later of the following shall have occurred: (a) the date that all of the obligations of Grantor to the Agent and the Secured Parties shall have been fully and indefeasibly paid and satisfied and (b) the date as of which the last of the commitments and related documents and instruments have terminated with respect to the Loan Agreement. After such termination, the Agent (without recourse upon, or any warranty whatsoever by, the Agent), shall execute and deliver to Grantor for filing in each office in which any security agreement, notice or other filing, or any part thereof, shall have been filed, an instrument releasing the Agent's security interest in the Intellectual Property Collateral, and such other documents and instruments to terminate any security interest of the Agent granted hereby as the Grantor may reasonably request, all without recourse upon, or warranty whatsoever by, the Agent (except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of the Agent) and all at the cost and expense of Grantor.

            6. Use and Protection of Intellectual Property Collateral.
               ------------------------------------------------------
Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, Grantor may continue to exploit, license, franchise, use, enjoy and protect (whether in the United States of America or any foreign jurisdiction) the Intellectual Property Collateral in the ordinary course of business and the Agent shall from time to time execute and deliver, upon written request of Grantor and at Grantor's sole cost and expense, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of Grantor to enable Grantor to do so.

            7. Duties of Grantor. Grantor shall have the duty to preserve and
               -----------------
maintain all rights in the Intellectual Property Collateral in respect of which a failure to be able to continue to use the same would have a material adverse effect on the ownership, operation or maintenance of its business and operations, in a manner substantially consistent with its present practices and shall take all action reasonably requested by the Agent to register, record and/or perfect the Agent's right hereunder.

            8. The Agent's Right to Sue. Whenever Grantor shall have defaulted
               ------------------------
in any or all of its Obligations to the Agent and any of the Secured Parties, the Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks, and, if the Agent shall commence any such suit, Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement.

            9. No Waiver; Cumulative Remedies. No failure on the part of the
               ------------------------------
Agent to exercise, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Agent whether at law, in equity or otherwise.

            10. Notices, etc. All notices or other communications hereunder
                ------------
shall be given to the Agent as follows:

                            GMAC Commercial Credit LLC
                            1290 Avenue of the Americas
                            New York, New York 10104
                            Attention: Frank Imperato

Notices to the Grantor should be addressed to:

                            Tarrant Apparel Group
                            3151 E. Washington Boulevard
                            Los Angeles, California 90023
                            Attention: Patrick Chow

                            Tag Mex, Inc.
                            3151 E. Washington Boulevard
                            Los Angeles, California 90023
                            Attention: Patrick Chow

            11. Expenses of Collection. Grantor hereby agrees to pay all
                ----------------------
expenses of the Agent, including reasonable attorneys' fees, incurred with respect to the collection of any of the Intellectual Property Collateral and the enforcement of the rights of the Agent hereunder which expenses together with interest thereon at the rate provided in the Loan Agreement shall constitute obligations of Grantor to the Agent thereunder and, therefore, secured hereby.

            12. Attorney-in-Fact. Grantor hereby irrevocably constitutes and
                ----------------
appoints the Agent and any officer or agent thereof, with full power of substitution, as Grantor's true and lawful attorney-in-fact, for the purpose of taking such action and executing agreements, instruments and other documents, in the name of Grantor or otherwise, not inconsistent with the express provisions of this Agreement, as the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is an agency coupled with an interest and is irrevocable until payment in full of all obligations of Grantor to the Agent.

            The Agent agrees that except upon the occurrence and during the continuation of an Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 12.

            13. Agreement Governing Law; Binding Character; Assignment. This
                ------------------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. This Agreement shall be binding upon Grantor and the Agent and their respective successors and assigns and shall inure to the benefit of Grantor and the Agent, and their respective successors and assigns; provided, however, that Grantor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Agent. No other person (including, without limitation, any other creditor of Grantor) shall have any interest herein or any right or benefit with respect hereto and this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and each of their respective successors and assigns.

            14. Further Indemnification. Grantor agrees to pay, and save the
                -----------------------
Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying (other than a delay caused by the willful misconduct of the Agent), any and all excise, sales or other similar taxes which may be payable with respect to the Intellectual Property Collateral or in connection with any of the transactions contemplated by this Agreement.

            15. WAIVER OF JURY TRIAL. GRANTOR WAIVES ALL RIGHT TO TRIAL BY JURY
                --------------------
IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS RELATED TO THE LOAN AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS OR COUNTERCLAIMS GROUNDED IN CONTRACT OR TORT.

            16. Severability of Provisions. Any provision of this Agreement
                --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            17. Headings. Paragraph and section headings used in this Agreement
                --------
are for convenience of reference only and shall not affect the construction of this Agreement.

            18. Execution in Counterparts. This Agreement may be executed in any
                -------------------------
number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       TARRANT APPAREL GROUP,
                                       dba Fashion Resource
                                       a California corporation

                                       By: ____________________________________
                                           Name: ______________________________
                                           Its: _______________________________


                                       TAG MEX, INC., a California corporation

                                       By: ____________________________________
                                           Name: ______________________________
                                           Its: _______________________________

                                   SCHEDULE A
                                     to the
                          Trademark Security Agreement

                                   Trademarks

--------------------------------------------------------------------------------
MARK                    SERIAL/REGISTRATION                   OWNER
                        NUMBER
--------------------------------------------------------------------------------
No !                    1 461979                              TAG
--------------------------------------------------------------------------------
No ! Jeans              1 462893                              TAG
--------------------------------------------------------------------------------
GET                     368528
--------------------------------------------------------------------------------
No ! Femmes             2222377                               TAG
--------------------------------------------------------------------------------
Chazzz
--------------------------------------------------------------------------------

                                 SCHEDULE 1.2

                               OUTSTANDING LIENS

   This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. File No. of Orig.           1A. Date of Filing of        1B. Date of Orig.            1C. Date of Orig.
Financing Statement            Orig. Financing Statement    Financing Statement          Financing Statement
9927760555                     9/29/99                                                   Secretary of State
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (Last Name First)                                                              2A. Social Security No..
Tarrant Apparel Group                                                                    Federal Tax No.
---------------------------------------------------------------------------------------- ----------------------------
2B. Mailing Address                                         2C. City, State              2D. Zip Code
3151 E. Washington Blvd                                     Los Angeles, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (If Any) (Last Name First)                                          3A. Social Security No..
                                                                                         Federal Tax No.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. Mailing Address                                         3C. City, State              3D. Zip Code
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  THE CIT GROUP/ COMMERCIAL SERVICES, INC.                               4A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS 300 S. Grand Ave., 2nd Floor                                        Transit and A.B.A. No.
     CITY Los Angeles                  STATE CA               ZIP CODE 90071
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |_| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |X| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

Collateral is amended to include: J. C. Penney,and Marshalls, Inc.
                                  TJ Maxx

--------------------------------------------------------------------------------
8.                                                         (Date)  11-24  1999
                                                                  ------- ----
         Tarrant Apparel Group
         ___________________________________________________________________

         By: /s/ [ILLEGIBLE]                               VP/CFO
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         THE CIT GROUP/COMMERCIAL SERVICES, INC.
         -------------------------------------------------------------------

         By: /s/ Thomas Arakaki                            VP
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)



--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     Del Lazo/Eva Lopez
ADDRESS  The CIT Group/ Commercial Services, Inc.
CITY AND 300 S. Grand Ave., 2nd Fl
STATE    Los Angeles, CA 90021

                                              UNIFORM COMMERCIAL CODE-FORM UCC-2
(2) ACKNOWLEDGEMENT                     Printed by UCC Control - LibraSoft, Inc.
Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87901

   This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. File No. of Orig.           1A. Date of Filing of        1B. Date of Orig.            1C. Date of Orig.
Financing Statement            Orig. Financing Statement    Financing Statement          Financing Statement
9927760555                     9/29/99                                                   Secretary of State
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (Last Name First)                                                              2A. Social Security No..
Tarrant Apparel Group                                                                    Federal Tax No.
---------------------------------------------------------------------------------------- ----------------------------
2B. Mailing Address                                         2C. City, State              2D. Zip Code
3151 E. Washington Blvd                                     Los Angeles, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (If Any) (Last Name First)                                          3A. Social Security No..
                                                                                         Federal Tax No.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. Mailing Address                                         3C. City, State              3D. Zip Code
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  THE CIT GROUP/ COMMERCIAL SERVICES, INC.                               4A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS 300 S. Grand Ave., 2nd Floor                                        Transit and A.B.A. No.
     CITY Los Angeles                  STATE CA               ZIP CODE 90071
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |_| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |X| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

Collateral is amended to include: Ross Stores, Inc.


--------------------------------------------------------------------------------
8.                                                         (Date) _______ 19__
         Tarrant Apparel Group
         ___________________________________________________________________

         By: /s/ [ILLEGIBLE]                               VP/CFO
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         THE CIT GROUP/COMMERCIAL SERVICES, INC.
         -------------------------------------------------------------------

         By: /s/ Thomas Arakaki                            VP
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)



--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     Del Lazo/Eva Lopez
ADDRESS  The CIT Group/ Commercial Services, Inc.
CITY AND 300 S. Grand Ave., 2nd Fl
STATE    Los Angeles, CA 90021

                                              UNIFORM COMMERCIAL CODE-FORM UCC-2
(2) ACKNOWLEDGEMENT                     Printed by UCC Control - LibraSoft, Inc.
Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87901

   This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. File No. of Orig.           1A. Date of Filing of        1B. Date of Orig.            1C. Date of Orig.
Financing Statement            Orig. Financing Statement    Financing Statement          Financing Statement
9927760555                     9/29/99                                                   Secretary of State
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (Last Name First)                                                              2A. Social Security No..
Tarrant Apparel Group                                                                    Federal Tax No.
---------------------------------------------------------------------------------------- ----------------------------
2B. Mailing Address                                         2C. City, State              2D. Zip Code
3151 E. Washington Blvd                                     Los Angeles, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (If Any) (Last Name First)                                          3A. Social Security No..
                                                                                         Federal Tax No.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. Mailing Address                                         3C. City, State              3D. Zip Code
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  THE CIT GROUP/ COMMERCIAL SERVICES, INC.                               4A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS 300 S. Grand Ave., 2nd Floor                                        Transit and A.B.A. No.
     CITY Los Angeles                  STATE CA               ZIP CODE 90071
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |_| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |X| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

Collateral is amended to include: Ross Stores, Inc.


--------------------------------------------------------------------------------
8.                                                         (Date) _______ 19__
         Tarrant Apparel Group
         ___________________________________________________________________

         By: /s/ [ILLEGIBLE]                               VP/CFO
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         THE CIT GROUP/COMMERCIAL SERVICES, INC.
         -------------------------------------------------------------------

         By: /s/ Thomas Arakaki                            VP
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)



--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     Del Lazo/Eva Lopez
ADDRESS  The CIT Group/ Commercial Services, Inc.
CITY AND 300 S. Grand Ave., 2nd Fl
STATE    Los Angeles, CA 90021

                                              UNIFORM COMMERCIAL CODE-FORM UCC-2
(2) ACKNOWLEDGEMENT                     Printed by UCC Control - LibraSoft, Inc.
Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87901

[CIT GROUP LETTERHEAD]

                                                               December 15, 1999

TARRANT APPAREL GROUP
3151 East Washington Boulevard
Los Angeles, CA 90023

Gentlemen:

Reference is made to the Accounts Receivable Financing Agreement between us, dated June 13, 1997, as supplemented and amended (herein the "Agreement").

Pursuant to mutual understanding, effective immediately, Paragraph 1.2 and 1.6 of the Agreement shall be amended to include the following customer:

                                Ross Stores, Inc.

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms, and no other changes in the terms or provisions of the Agreement are intended or implied. If you are in agreement with the foregoing, please indicate by signing and returning the enclosed duplicate of this letter.

Sincerely,

THE CIT GROUP/
COMMERCIAL SERVICES, INC.


By: /s/ Thomas Arakaki
    -----------------------------------
    Thomas Arakaki, Vice President

Read and Agreed to:

TARRANT APPAREL GROUP


By: /s/ [ILLEGIBLE]
    -----------------------------------
Name:
Title:

[CIT GROUP LETTERHEAD]

                                                               December 15, 1999

TARRANT APPAREL GROUP
3151 East Washington Boulevard
Los Angeles, CA 90023

Gentlemen:

Reference is made to the Accounts Receivable Financing Agreement between us, dated June 13, 1997, as supplemented and amended (herein the "Agreement").

Pursuant to mutual understanding, effective immediately, Paragraph 1.2 and 1.6 of the Agreement shall be amended to include the following customer:

                                Ross Stores, Inc.

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms, and no other changes in the terms or provisions of the Agreement are intended or implied. If you are in agreement with the foregoing, please indicate by signing and returning the enclosed duplicate of this letter.

Sincerely,

THE CIT GROUP/
COMMERCIAL SERVICES, INC.


By: /s/ Thomas Arakaki
    -----------------------------------
    Thomas Arakaki, Vice President

Read and Agreed to:

TARRANT APPAREL GROUP


By: /s/ [ILLEGIBLE]
    -----------------------------------
Name:
Title:

FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO
    TARRANT APPAREL GROUP dba FASHION RESOURCE
------------------------------------------------------------------- -------------------- -------------------------------------
1B. MAILING ADDRESS                                                 1C. City, State      1D. Zip Code

------------------------------------------------------------------- -------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

------------------------------------------------------------------- -------------------- -------------------------------------
2B. MAILING ADDRESS                                                 2C. City, State      2D. Zip Code

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY                                                                         4A. Social Security No..
     NAME            THE CIT GROUP/COMMERCIAL SERVICES, INC.                             Federal Tax No. or Bank
     MAILING ADDRESS 300 S. Grand Ave.  2nd Floor                                        Transit and A.B.A. No.
     CITY            Los Angeles, CA 90071                                                      13-297581-1
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


      See attached Schedule A


---------------- ------------------------------- -------------------------------
7. CHECK |_|     7A. |X| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |_|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE: 6/13/97
                            By: /s/ [ILLEGIBLE]
SIGNATURE OF DEBTOR         Title: V.P.
--------------------------------------------------------------------------------


TYPE OR PRINT NAME OF DEBTOR    Tarrant Apparel Group
--------------------------------------------------------------------------------
                            By: /s/ [ILLEGIBLE]
                            Title: VP
SIGNATURE OF SECURED PARTY
--------------------------------------------------------------------------------


TYPE OR PRINT NAME(S) OF SECURED PARTY  The CIT Group/Commercial Services, Inc.
================================================================================
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)





================================================================================
11.                            Return Copy to;

NAME     The CIT Group/Commercial Services, Inc.
ADDRESS  300 S. Grand Ave. 2nd Fl
CITY AND Los Angeles, CA 90071
STATE    Attn: Documentation Dept.
ZIP CODE
================================================================================
                                              FORM UCC - 1--
                                              Approved by the Secretary of State
================================================================================
[ILLEGIBLE] (1) FILING OFFICER COPY           FILING OFFICE: SECRETARY OF STATE
Prepared with UCC Master Software - [ILLEGIBLE] Software, Inc. 5
Mirage Drive, Los Angeles, CA 90049 - 310-471-3472

                        SCHEDULE A TO THAT CERTAIN UCC-1
                           FINANCING STATEMENT BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR,
          AND THE CIT GROUP/COMMERCIAL SERVICES. INC., AS SECURED PARTY
          -------------------------------------------------------------

Collateral shall mean and include: (a) all of Debtor's present and future accounts and accounts receivable created by or arising from its sales of goods or rendition of services to Lerner New York, a division of The Limited Corporation and Target Stores, a division of Dayton Hudson Corporation (including, without limitation, all accounts and accounts receivable under any of its trade names or styles, or through any of its divisions), and all instruments, documents, contract rights, chattel paper, general intangibles arising out of such sale of goods or rendition of services (collectively the "Accounts"); (b) all of Debtor's present and future deposits, balances, sums and credits in Secured Party's possession or control relating to the Accounts; (c) all Debtor's present and future monies, securities and other property now or hereafter held or received by or in transit to Secured Party from or for Debtor's account, whether for safekeeping, pledge, custody, transmission, collection or otherwise relating to the Accounts; (d) all of Debtor's present and future liens, security interests, rights, remedies, title and interest in, and in respect of the Accounts, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts or suretyship, letter of credit, credit insurance, or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing accounts or other collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of customers or other persons securing the obligations of customers; (e) all of Debtor's books of account of every kind of nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements correspondence, memoranda, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Accounts, together with the file cabinets or containers in which the foregoing are stored; and (f) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

TARRANT APPAREL GROUP                            THE CIT GROUP/
     (Debtor)                                    COMMERCIAL SERVICES, INC.
                                                      (Secured Party)


By: /s/ Mark B. Kristof                          By: /s/ [ILLEGIBLE]
    ------------------------                         ------------------------
Name:  Mark B. Kristof                           Name:
Title: V.P.                                      Title:

This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. File No. of Orig.           1A. Date of Filing of        1B. Date of Orig.            1C. Place of Filing Orig.
Financing Statement            Orig. Financing Statement    Financing Statement          Financing Statement
9719161257                     7/9/97                                                    Secretary of State
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (Last Name First)                                                              2A. Social Security No..
Tarrant Apparel Group                                                                    Federal Tax No.
---------------------------------------------------------------------------------------- ----------------------------
2B. Mailing Address                                         2C. City, State              2D. Zip Code
3151 E. Washington Blvd                                     Los Angeles, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (If Any) (Last Name First)                                          3A. Social Security No..
                                                                                         Federal Tax No.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. Mailing Address                                         3C. City, State              3D. Zip Code
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY     THE CIT GROUP/COMMERCIAL SERVICES, INC.                             4A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS 300 S. Grand Ave., 2nd Floor                                        Transit and A.B.A. No.
     CITY    LOS ANGELES               STATE CA               ZIP CODE 90071             13-2975811
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |_| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |X| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------
7. See attached

                                   Copy

--------------------------------------------------------------------------------
8.                                                         (Date) 2/17    1995
                                                                  -------   --
         Tarrant Apparel Group
         ___________________________________________________________________

         By: /s/ Mark B. Kristof
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         THE CIT GROUP/COMMERCIAL SERVICES, INC.
         -------------------------------------------------------------------

         By: /s/ [ILLEGIBLE]
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)

                                   99064C0147
                               [GRAPHIC OMITTED]
                               [GRAPHIC OMITTED]
                                     FILED
                                 SACRAMENTO, CA
                          MAR 02, [ILLEGIBLE] AT 8911

                                   BILL JONES
                               SECRETARY OF STATE
--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     LEXIS Document Services
ADDRESS  920 11th Street
CITY AND Suite B
STATE    Sacramento, CA 95814

                                              UNIFORM COMMERCIAL CODE-FORM UCC-2
(*) ACKNOWLEDGEMENT COPY              Printed by UCC Control - [ILLEGIBLE], Inc.
Approved by the Secretary of State  229 Johnson St., Suite C. Santa Fe, NM 87901

        EXTENSION SHEET FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS
--------------------------------------------------------------------------------
STATE OF California                          TOTAL NUMBER OF SHEETS 2
--------------------------------------------------------------------------------
Schedule A shall be amended to include the following customers:

Guess? Inc.
Structure, Inc., a subsidiary of The Limited Inc.

Sentence (a) of Schedule A shall be amended to read as follows:

"(a) all of Debtor's present and future accounts and accounts receivable created by or arising from its sales of goods or rendition of services to Lerner New
                                                                  ------
York, a division of The Limited Corporation, Target Stores, a division of
Dayton Hudson Corporation, Guess? Inc. and Structure, Inc., a subsidiary of The
                                           ---------
Limited Inc. (including, without limitation, all accounts and accounts receivable under any of its trade names or styles, or through any of its divisions), and all instruments, documents, contract rights, chattel paper, general intangibles arising out of such sale of goods or rendition of services collectively the "Accounts");


Tarrant Apparel Group    The CIT Group/Commercial Services,
/s/ Mark B. Kristof      Inc.  /s/ [ILLEGIBLE]                 2
---------------------    -----------------------------------   -----------------
               DEBTOR             SECURED PARTY                   SHEET NO.

FORM UCC-E                             Printed by UCC Control - LibraSoft, Inc.
                                   220 Johnson St., Suite C, Santa Fe, NM 87501

FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    Tarrant Apparel Group
---------------------------------------------------------- ----------------------------- -------------------------------------
1B. MAILING ADDRESS                                        1C. CITY, STATE               1D. ZIP CODE
    3151 E. Washington Blvd.                                   Los Angeles, California       90023
---------------------------------------------------------------------------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

---------------------------------------------------------- ----------------------------- -------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE               2D. ZIP CODE

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY                                                                         4A. SOCIAL SECURITY OR
     NAME            THE CIT GROUP/COMMERCIAL SERVICES, INC.                             FEDERAL TAX NO. OR BANK
     MAILING ADDRESS 300 S. Grand Ave.  2nd Floor                                        TRANSIT AND A.B.A. NO.
     CITY            Los Angeles, CA 90071                                                      13-297581-1
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY OR
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


      See attached Schedule A


---------------- ------------------------------- -------------------------------
7. CHECK |_|     7A. |X| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |_|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE: 6/13/97
                            By: /s/ Mark B. Kristof
SIGNATURE(S) OF DEBTOR      Title: V.P.
--------------------------------------------------------------------------------


TYPE OR PRINT NAMES OF DEBTOR    Tarrant Apparel Group
--------------------------------------------------------------------------------
                            By: /s/ [ILLEGIBLE]
                            Title: AVP
SIGNATURES OF SECURED PARTY
--------------------------------------------------------------------------------


TYPE OR PRINT NAME(S) OF SECURED PARTY  The CIT Group/Commercial Services, Inc.
================================================================================
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)

                                   9719161257

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]
                                      FILED
                                 SACRAMENTO, CA
                              JUL 09, 1997 AT 1544

                                   BILL JONES
                               SECRETARY OF STATE

================================================================================
11.                            Return Copy to

NAME     LEXIS Document Services                ACKNOWLEDGEMENT
ADDRESS  920 11th Street                              COPY
CITY AND Suite B
STATE    Sacramento, CA 95814
ZIP CODE
================================================================================
                                              FORM UCC - 1--
                                              Approved by the Secretary of State
================================================================================
[ILLEGIBLE] (1) FILING OFFICER COPY           FILING OFFICE: SECRETARY OF STATE
Prepared with UCC Master Software - [ILLEGIBLE] Software, Inc. 5
Marage Drive, Los Angeles, CA 90049 - 310-471-3472

                        SCHEDULE A TO THAT CERTAIN UCC-1
                           FINANCING STATEMENT BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR,
          AND THE CIT GROUP/COMMERCIAL SERVICES. INC., AS SECURED PARTY
          -------------------------------------------------------------

Collateral shall mean and include: (a) all of Debtor's present and future accounts and accounts receivable created by or arising from its sales of goods or rendition of services to Lerner New York, a division of The Limited Corporation and Target Stores, a division of Dayton Hudson Corporation (including, without limitation, all accounts and accounts receivable under any of its trade names or styles, or through any of its divisions), and all instruments, documents, contract rights, chattel paper, general intangibles arising out of such sale of goods or rendition of services (collectively the "Accounts"); (b) all of Debtor's present and future deposits, balances, sums and credits in Secured Party's possession or control relating to the Accounts; (c) all Debtor's present and future monies, securities and other property now or hereafter held or received by or in transit to Secured Party from or for Debtor's account, whether for safekeeping, pledge, custody, transmission, collection or otherwise relating to the Accounts; (d) all of Debtor's present and future liens, security interests, rights, remedies, title and interest in, and in respect of the Accounts, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts or suretyship, letter of credit, credit insurance, or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing accounts or other collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of customers or other persons securing the obligations of customers; (e) all of Debtor's books of account of every kind of nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements correspondence, memoranda, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Accounts, together with the file cabinets or containers in which the foregoing are stored; and (f) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

TARRANT APPAREL GROUP                            THE CIT GROUP/
     (Debtor)                                    COMMERCIAL SERVICES, INC.
                                                      (Secured Party)


By: /s/ Mark B. Kristof                          By: /s/ Sydnee Breuer
    ------------------------                         ------------------------
Name:  Mark B. Kristof                           Name:  Sydnee Breuer
Title: V.P.                                      Title: AVP

This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    TARRANT APPAREL GROUP dba FASHION RESOURCE                                           95-4191026
---------------------------------------------------------- ----------------------------- -------------------------------------
1B. MAILING ADDRESS                                        1C. CITY, STATE               1D. ZIP CODE
    3151 EAST WASHINGTON BOULEVARD                             LOS ANGELES, CA               90023
---------------------------------------------------------------------------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

---------------------------------------------------------- ----------------------------- -------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE               2D. ZIP CODE

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY     THE HONGKONG AND SHANGHAI BANKING CORPORATION                       4A. SOCIAL SECURITY NO.
     NAME            LIMITED  TEXTILES AND GARMENT DIVISION                              FEDERAL TAX NO. OR BANK
     MAILING ADDRESS 1 QUEENS ROAD CENTRAL                                               TRANSIT AND A.B.A. NO.
     CITY            HONGKONG          STATE HONGKONG         ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. SOCIAL SECURITY NO.
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


      SEE ATTACHED
      EXHIBIT A


---------------- ------------------------------- -------------------------------
7. CHECK |X|     7A. |_| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |X|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE:

SIGNATURE(S) OF DEBTOR(S)       SECRETARY, TREASURER
--------------------------------------------------------------------------------
TARRANT APPAREL GROUP DBA
FASHION RESOURCE
TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
                                    [ILLEGIBLE]

SIGNATURE OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
                         THE HONGKONG AND SHANGHAI BANKING
                         CORPORATION LIMITED
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
================================================================================
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)




================================================================================
11. Return Copy to,

NAME     WILLIE THAM
ADDRESS  THE HONGKONG AND SHANGHAI BANKING
CITY AND    CORPORATION LIMITED
STATE    TEXTILES AND GARMENT DIVISION
ZIP CODE 1 QUEENS ROAD CENTRAL
         HONGKONG
================================================================================
                                              FORM UCC - 1--
                                              Approved by the Secretary of State
================================================================================

                                  "EXHIBIT A"
                          TO UCC-1 FINANCING STATEMENT

      This Financing Statement is pari passu with another financing statement between Debtor and Secured Party filed on even date herewith which also covers the following types or items of property. The undersigned, FASHION RESOURCE, A CALIFORNIA CORPORATION ("Debtor"), hereby grants THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("Bank") a security interest in the following:

      All funds (monies) now or hereafter payable to Debtor by NationsBanc Commercial Corporation ("NationsBanc"), that are assigned to Bank by NationsBanc and Debtor pursuant to the Tripartite Agreement between NationsBanc, Debtor and Bank dated ________________, 1995.

FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO
    TARRANT APPAREL GROUP dba FASHION RESOURCE                                           95-4191026
---------------------------------------------------------- ----------------------------- -------------------------------------
1B. MAILING ADDRESS                                        1C. CITY, STATE               1D. ZIP CODE
    3151 EAST WASHINGTON BOULEVARD                             LOS ANGELES, CA               90023
---------------------------------------------------------------------------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

---------------------------------------------------------- ----------------------------- -------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE               2D. ZIP CODE

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY     THE HONGKONG AND SHANGHAI BANKING CORPORATION                       4A. SOCIAL SECURITY NO..
     NAME            LIMITED  TEXTILES AND GARMENT DIVISION                              FEDERAL TAX NO. OR BANK
     MAILING ADDRESS 1 QUEENS ROAD CENTRAL                                               TRANSIT AND A.B.A. NO.
     CITY            HONGKONG          STATE HONGKONG         ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO..
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


      SEE ATTACHED
      EXHIBIT A


---------------- ------------------------------- -------------------------------
7. CHECK |X|     7A. |_| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |X|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE:

SIGNATURE(S) OF DEBTOR(S)       SECRETARY/TREASURER
--------------------------------------------------------------------------------
          TARRANT APPAREL GROUP DBA
          FASHION RESOURCE
TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
                                    [ILLEGIBLE]

SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
                         THE HONGKONG AND SHANGHAI BANKING
                         CORPORATION LIMITED
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
================================================================================
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)




================================================================================
11. Return Copy to,

NAME     WILLIE THAM
ADDRESS  THE HONGKONG AND SHANGHAI BANKING
CITY AND    CORPORATION LIMITED
STATE    TEXTILES AND GARMENT DIVISION
ZIP CODE 1 QUEENS ROAD CENTRAL
         HONGKONG
================================================================================
                                              FORM UCC - 1--
                                              Approved by the Secretary of State
================================================================================

                                   "EXHIBIT A"
                          TO UCC-1 FINANCING STATEMENT

      This Financing Statement is pari passu with another financing statement between Debtor and Secured Party filed on even date herewith which also covers the following types or items of property. The undersigned, FASHION RESOURCE, A CALIFORNIA CORPORATION ("Debtor"), hereby grants THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("Bank") a security interest in the following:

      All inventory now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts, now acquired or to be acquired by Debtor, from Tarrant Co. Ltd., or its affiliates (the "Inventory").

      All now existing or hereafter made, compiled or acquired books and records, including electronic data, relating to the foregoing Inventory and information storage devices and media containing such books and records ("Books and Records").

THIS FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions for a period of five years from the date of filing, pursuant to section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO
    TARRANT APPAREL GROUP dba FASHION RESOURCE                                           95-4191026
---------------------------------------------------------- ----------------------------- -------------------------------------
1B. MAILING ADDRESS                                        1C. CITY, STATE               1D. ZIP CODE
    3151 EAST WASHINGTON BOULEVARD                             LOS ANGELES, CA               90023
---------------------------------------------------------------------------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

---------------------------------------------------------- ----------------------------- -------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE               2D. ZIP CODE

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY     THE HONGKONG AND SHANGHAI BANKING CORPORATION                       4A. SOCIAL SECURITY NO..
     NAME            LIMITED  TEXTILES AND GARMENT DIVISION                              FEDERAL TAX NO. OR BANK
     MAILING ADDRESS 1 QUEENS ROAD CENTRAL                                               TRANSIT AND A.B.A. NO.
     CITY            HONGKONG          STATE HONGKONG         ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO..
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


                         SEE ATTACHED
                         EXHIBIT A


---------------- ------------------------------- -------------------------------
7. CHECK |X|     7A. |_| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |X|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE:
SIGNATURE(S) OF DEBTOR(S)       SECRETARY/TREASURER
--------------------------------------------------------------------------------
          TARRANT APPAREL GROUP DBA
          FASHION RESOURCE
TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
                                    [ILLEGIBLE]

SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
                         THE HONGKONG AND SHANGHAI BANKING
                         CORPORATION LIMITED
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)


================================================================================
11. Return Copy to,

NAME     WILLIE THAM
ADDRESS  THE HONGKONG AND SHANGHAI BANKING
CITY AND    CORPORATION LIMITED
STATE    TEXTILES AND GARMENT DIVISION
ZIP CODE 1 QUEENS ROAD CENTRAL
         HONGKONG
================================================================================
                                              FORM UCC - 1--
                                              Approved by the Secretary of State
================================================================================

                                   "EXHIBIT A"
                          TO UCC-1 FINANCING STATEMENT

      This Financing Statement is pari passu with another financing statement between Debtor and Secured Party filed on even date herewith which also covers the following types or items of property. The undersigned, FASHION RESOURCE, A CALIFORNIA CORPORATION ("Debtor"), hereby grants THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("Bank") a security interest in the following:

      All inventory now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts, now acquired or to be acquired by Debtor, from Tarrant Co. Ltd., or its affiliates (the "Inventory").

      All now existing or hereafter made, compiled or acquired books and records, including electronic data, relating to the foregoing Inventory and information storage devices and media containing such books and records ("Books and Records").

UNIFORM COMMERCIAL CODE FINANCING STATEMENT FORM UCC [ILLEGIBLE]
IMPORTANT--Read Instructions on back before completing form
--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for a period of five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

---------------------------------------------------------------------------------------- -------------------------------------
1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO
    TARRANT APPAREL GROUP DBA FASHION RESOURCE                                           95-4181026
---------------------------------------------------------- ----------------------------- -------------------------------------
1B. MAILING ADDRESS                                        1C. CITY, STATE               1D. ZIP CODE
    3151 EAST WASHINGTON BOULEVARD                             LOS ANGELES, CA               90023
---------------------------------------------------------------------------------------- -------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO

---------------------------------------------------------- ----------------------------- -------------------------------------
2B. MAILING ADDRESS                                        2C. CITY, STATE               2D. ZIP CODE

---------------------------------------------------------------------------------------- -------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                              3A. FEDERAL TAX NUMBER

======================================================================================== =====================================
4. SECURED PARTY     STANDARD CHARTERED BANK                                             4A. SOCIAL SECURITY NO..
     NAME            CORPORATE BANKING GROUP                                             FEDERAL TAX NO. OR BANK
     MAILING ADDRESS ROOM 705-6, TOWER 1, CHEUNG SHA WAN PLAZA                           TRANSIT AND A.B.A. NO.
     CITY            KOWLOON HONGKONG    STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO..
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                                STATE                  ZIP CODE
---------------------------------------------------------------------------------------- -------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

      SEE ATTACHED EXHIBIT A


---------------- ------------------------------- -------------------------------
7. CHECK |X|     7A. |_| PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT
   IF APPLICABLE         ARE ALSO COVERED            REQUIRED IN ACCORDANCE
                                                     WITH INSTRUCTION 5(a)
                                                     ITEM:
                                                     |_|(1) |_|(2) |_|(3) |_|(4)

----------------- ------------------------------ -------------------------------
8. CHECK |X|      |_| DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
   IF APPLICABLE      ss. 9105(1)(n)
--------------------------------------------------------------------------------
9.                                                DATE: 12/19/96
                            /s/ Corazon Reegs
SIGNATURE(S) OF DEBTOR(S)   SECRETARY/TREASURER
--------------------------------------------------------------------------------

          TARRANT APPAREL GROUP DBA FASHION RESOURCE
TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
                                    [ILLEGIBLE]

SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------

                         STANDARD CHARTER BANK
TYPE OR PRINT NAME(S) OF SECURED PARTY
================================================================================
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)




================================================================================
11. Return Copy to

NAME      STANDARD CHARTERED BANK
ADDRESS   CORPORATE BANKING GROUP
CITY AND  ROOM 705-6, TOWER 1, CHEUNG SHA WAN
STATE     833 CHEUNG SHA WAN RD         PLAZA
ZIP CODE  KOWLOON HONG KONG
================================================================================
                                              FORM UCC - 1--
(1) FILING OFFICER COPY                       Approved by the Secretary of State
================================================================================

                                   "EXHIBIT A"
                          TO UCC-1 FINANCING STATEMENT

      All inventory now owned or hereafter acquired by the Debtor from Tarrant Co. Ltd., or its affiliates (the "Inventory") including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts, now acquired or to be acquired by Debtor.

      All now existing or hereafter made, compiled or acquired books and records, including electronic data, relating to the foregoing Inventory and information storage devices and media containing such books and records ("Books and Records").

                              STATE OF CALIFORNIA
       UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2

   This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. FILE NO. OF ORIG.           1A. DATE OF FILING OF        1B. DATE OF ORIG.            1C. PLACE OF FILING ORIG.
FINANCING STATEMENT            ORIG. FINANCING STATEMENT    FINANCING STATEMENT          FINANCING STATEMENT
[ILLEGIBLE]48385               07/21/94                     06/10/94                     CA SECRETARY OF STATE
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (LAST NAME FIRST)                                                              2A. SOCIAL SECURITY NO.
TARRANT APPAREL GROUP                                                                    FEDERAL TAX NO.
                                                                                         95-4181026
---------------------------------------------------------------------------------------- ----------------------------
2B. MAILING ADDRESS                                         2C. CITY, STATE              2D. ZIP CODE
3151 EAST WASHINGTON BOULEVARD                              LOS ANGELES, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                          3A. SOCIAL SECURITY NO..
                                                                                         FEDERAL TAX NO.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. MAILING ADDRESS                                         3C. CITY, STATE              3D. ZIP CODE
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY                                                                         4A. SOCIAL SECURITY NO.
     NAME            NATIONSBANK OF GEORGIA, N.A.                                        FEDERAL TAX NO. OR BANK
                     NATIONSBANC COMMERCIAL CORPORATION                                  TRANSIT AND A.B.A. NO.
     MAILING ADDRESS P.O. BOX 4095
     CITY    ATLANTA                   STATE GA               ZIP CODE 30302-4095
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO.
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |X| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
================================================================================
7. Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

      All of Debtor's accounts, outstanding as of August 23, 1999 which were created by or arose from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.
================================================================================
8.                                                         (Date) ______________

________________________________________________________________________________

By:
   -----------------------------------------------------------------------------
         SIGNATURE(S) OF SECURED DEBTOR(S)                (TITLE)

See attached page for signature of Secured Party
--------------------------------------------------------------------------------

By:
   -----------------------------------------------------------------------------
         SIGNATURE(S) OF PARTY(IES)                        (TITLE)

================================================================================
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)



--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     BANK OF AMERICA, N.A.
ADDRESS  444 South Flower Street, Suite 4000
CITY AND Los Angeles, California 90071-2901
STATE    Attn: Ilinca Tataru

(1) FILING OFFICER COPY                       UNIFORM COMMERCIAL CODE-FORM UCC-2
STANDARD FORM - FILING FEE
                       Approved by the Secretary of State

                              STATE OF CALIFORNIA
       UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2

   This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. FILE NO. OF ORIG.           1A. DATE OF FILING OF        1B. DATE OF ORIG.            1C. PLACE OF FILING ORIG.
FINANCING STATEMENT            ORIG. FINANCING STATEMENT    FINANCING STATEMENT          FINANCING STATEMENT
[ILLEGIBLE]48385               07/21/94                     06/10/94                     CA SECRETARY OF STATE
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (LAST NAME FIRST)                                                              2A. SOCIAL SECURITY NO.
TARRANT APPAREL GROUP                                                                    FEDERAL TAX NO.
                                                                                         95-4181026
---------------------------------------------------------------------------------------- ----------------------------
2B. MAILING ADDRESS                                         2C. CITY, STATE              2D. ZIP CODE
3151 EAST WASHINGTON BOULEVARD                              LOS ANGELES, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                          3A. SOCIAL SECURITY NO.
                                                                                         FEDERAL TAX NO.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. MAILING ADDRESS                                         3C. CITY, STATE              3D. ZIP CODE
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY                                                                         4A. SOCIAL SECURITY NO.
     NAME            NATIONSBANK OF GEORGIA, N.A.                                        FEDERAL TAX NO. OR BANK
                     NATIONSBANC COMMERCIAL CORPORATION                                  TRANSIT AND A.B.A. NO.
     MAILING ADDRESS P.O. BOX 4095
     CITY    ATLANTA                   STATE GA               ZIP CODE 30302-4095
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO.
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |X| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
================================================================================
7. Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

      All of Debtor's accounts, outstanding as of August 23, 1999 which were created by or arose from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.
================================================================================
8.                                                         (Date) ______________

________________________________________________________________________________

By:
   -----------------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

See attached page for signature of Secured Party
--------------------------------------------------------------------------------

By:
   -----------------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

================================================================================
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)



--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     BANK OF AMERICA, N.A.
ADDRESS  444 South Flower Street, Suite 4000
CITY AND Los Angeles, California 90071-2901
STATE    Attn: Ilinca Tataru

(2) ACKNOWLEDGEMENT COPY                     UNIFORM COMMERCIAL CODE-FORM UCC-2
STANDARD FORM - FILING FEE
                       Approved by the Secretary of State

            SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                     BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                       AND
                        NATIONSBANK OF GEORGIA, N.A. AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Georgia, N.A. and NationsBanc Commercial Corporation.


By: /s/ [ILLEGIBLE]  8/31/99
    -------------------------
Its:     S.V.P.
     ------------------------

            SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                     BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                       AND
                        NATIONSBANK OF GEORGIA, N.A. AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, succesSor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Georgia, N.A. and NationsBanc Commercial Corporation.


By: /s/ [ILLEGIBLE]  8/31/99
    -------------------------
Its:     S.V.P.
     ------------------------

              EXHIBIT A TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                     BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                       AND
                        NATIONSBANK OF GEORGIA, N.A. AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

CATO CORP

NEWTON BUYING CORPORATION

MARSHALLS, INC.

ROSS STORES INC.

ASHLEY STEWART LTD

CONCORD BUYING GROUP

DOTS STORE INC.

FORMAN MILLS INC.

PENNSYLVANIA FASHIONS

PREMIER DYE & FINISHING

SMITH RIVER TRADERS

STATE OF CALIFORNIA
UNIFORM COMMERCIAL CODE FINANCING STATEMENT CHANGE FORM UCC-2
This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. FILE NO. OF ORIG.           1A. DATE OF FILING OF        1B. DATE OF ORIG.            1C. PLACE OF FILING ORIG.
FINANCING STATEMENT            ORIG. FINANCING STATEMENT    FINANCING STATEMENT          FINANCING STATEMENT
9[ILLEGIBLE]1729               10/04/93                     9/23/93                      CA SECRETARY OF STATE
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (LAST NAME FIRST)                                                              2A. SOCIAL SECURITY NO..
TARRANT APPAREL GROUP                                                                    FEDERAL TAX NO. 95-4181026
---------------------------------------------------------------------------------------- ----------------------------
2B. MAILING ADDRESS                                         2C. CITY, STATE              2D. ZIP CODE
3151 EAST WASHINGTON BLVD                                   LOS ANGELES, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                          3A. SOCIAL SECURITY NO..
                                                                                         FEDERAL TAX NO.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. MAILING ADDRESS                                         3C. CITY, STATE              3D. ZIP CODE
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  NATIONSBANC COMMERCIAL CORPORATION                                     4A. SOCIAL SECURITY NO..
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS P.O. BOX 4095                                                       TRANSIT AND A.B.A. NO.
     CITY ATLANTA                      STATE GA               ZIP CODE 30302-4095
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO..
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |X| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

7. Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

     All of Debtor's present and future accounts created by or arising from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.

--------------------------------------------------------------------------------
8.                                                         (Date) 8-23 1999

         ___________________________________________________________________

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         See attached page for signature of Secured Party
         -------------------------------------------------------------------

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                        (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)

--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     BANK OF AMERICA, N.A.
ADDRESS  444 South Flower Street, Suite 4000
CITY AND Los Angeles, CA 90071-2901
STATE    Attn: Ilinca Tataru


(1) FILING OFFICER COPY
STANDARD FORM -- FILING FEE                   UNIFORM COMMERCIAL CODE-FORM UCC-2
                       Approved by the Secretary of State

           SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                    BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                      AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY


Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBanc Commercial Corporation


By:  [Illegible Signature]
     ------------------------------

Its: Senior Vice-President 8/23/99
     -----------------------------

STATE OF CALIFORNIA
UNIFORM COMMERCIAL CODE FINANCING STATEMENT CHANGE FORM UCC-2
This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. FILE NO. OF ORIG.           1A. DATE OF FILING OF        1B. DATE OF ORIG.            1C. PLACE OF FILING ORIG.
FINANCING STATEMENT            ORIG. FINANCING STATEMENT    FINANCING STATEMENT          FINANCING STATEMENT
9[ILLEGIBLE]01729              10/04/93                     9/23/93                      CA SECRETARY OF STATE
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (LAST NAME FIRST)                                                              2A. SOCIAL SECURITY NO.
TARRANT APPAREL GROUP                                                                    FEDERAL TAX NO. 95-4181026
---------------------------------------------------------------------------------------- ----------------------------
2B. MAILING ADDRESS                                         2C. CITY, STATE              2D. ZIP CODE
3151 E. WASHINGTON BLVD                                     LOS ANGELES, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                          3A. SOCIAL SECURITY NO.
                                                                                         FEDERAL TAX NO.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. MAILING ADDRESS                                         3C. CITY, STATE              3D. ZIP CODE
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  NATIONSBANC COMMERCIAL CORPORATION                                     4A. SOCIAL SECURITY NO.
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS P.O. BOX 4095                                                       TRANSIT AND A.B.A. NO.
     CITY ATLANTA                      STATE GA               ZIP CODE 30302-4095
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO.
     NAME                                                                                FEDERAL TAX NO. OR BANK
     MAILING ADDRESS                                                                     TRANSIT AND A.B.A. NO.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |X| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

7. Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

     All of Debtor's present and future accounts created by or arising from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.

--------------------------------------------------------------------------------
8.                                                         (Date) 8-23 1999

         ___________________________________________________________________

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         See attached page for signature of Secured Party
         -------------------------------------------------------------------

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)

--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     BANK OF AMERICA, N.A.
ADDRESS  444 South Flower Street, Suite 4000
CITY AND Los Angeles, CA 90071-2901
STATE    Attn: Ilinca Tataru


(2) ACKNOWLEDGMENT COPY
STANDARD FORM -- FILING FEE                   UNIFORM COMMERCIAL CODE-FORM UCC-2
                       Approved by the Secretary of State

           SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                    BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                      AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY


Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBanc Commercial Corporation


By:  [Illegible Signature]
     -----------------------------

Its: Senior Vice-President 8/23/99
     -----------------------------

              EXHIBIT A TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                    BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                      AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

CATO CORP

NEWTON BUYING CORPORATION

MARSHALLS, INC.

ROSS STORES INC.

ASHLEY STEWART LTD

CONCORD BUYING GROUP

DOTS STORE INC.

FORMAN MILLS INC.

PENNSYLVANIA FASHIONS

PREMIER DYE & FINISHING

SMITH RIVER TRADERS

STATE OF CALIFORNIA
UNIFORM COMMERCIAL CODE FINANCING STATEMENT CHANGE FORM UCC FORM UCC-2 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

------------------------------ ---------------------------- ---------------------------- ----------------------------
1. FILE NO. OF ORIG.           1A. DATE OF FILING OF        1B. DATE OF ORIG.            1C. PLACE OF FILING ORIG.
FINANCING STATEMENT            ORIG. FINANCING STATEMENT    FINANCING STATEMENT          FINANCING STATEMENT
9[ILLEGIBLE]8385               7/21/94                      6/10/94                      CA SECRETARY OF STATE
---------------------------------------------------------------------------------------- ----------------------------
2. DEBTOR (LAST NAME FIRST)                                                              2A. SOCIAL SECURITY NO..
TARRANT APPAREL GROUP                                                                    FEDERAL TAX NO.
                                                                                         95-4181026
---------------------------------------------------------------------------------------- ----------------------------
2B. MAILING ADDRESS                                         2C. CITY, STATE              2D. ZIP CODE
3151 EAST WASHINGTON BLVD                                       LOS ANGELES, CA              90023
----------------------------------------------------------- ---------------------------- ----------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                          3A. SOCIAL SECURITY NO..
                                                                                         FEDERAL TAX NO.
----------------------------------------------------------- ---------------------------- ----------------------------
3B. MAILING ADDRESS                                         3C. CITY, STATE              3D. ZIP CODE
----------------------------------------------------------- ---------------------------- ----------------------------
4. SECURED PARTY  NATIONSBANC OF GEORGIA, N.A.                                           4A. SOCIAL SECURITY NO..
                  NATIONSBANC COMMERCIAL CORPORATION                                     FEDERAL TAX NO. OR BANK
     NAME                                                                                TRANSIT AND A.B.A. NO.
     MAILING ADDRESS P.O. BOX 4095
     CITY Atlanta                      STATE GA               ZIP CODE 30302-4095
---------------------------------------------------------------------------------------- ----------------------------
5. ASSIGNEE OF SECURED PARTY (If Any)                                                    5A. Social Security No..
     NAME                                                                                Federal Tax No. or Bank
     MAILING ADDRESS                                                                     Transit and A.B.A. No.
     CITY                              STATE                  ZIP CODE
---------------------------------------------------------------------------------------------------------------------

6.    A   |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here |_| and insert description of real property on which growing or to be grown in Item 7 below.
--------------------------------------------------------------------------------
      B   |X| RELEASE - From the collateral described in the Financing
              Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
      C   |_| ASSIGNMENT - The Secured Party certifies that the Secured
              Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
      D   |_| TERMINATION - The Secured Party certifies that the Secured
              Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
      E   |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
      F   |_| OTHER
--------------------------------------------------------------------------------

7. Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

     All of Debtor's present and future accounts created by or arising from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.

--------------------------------------------------------------------------------
8.                                                         (Date) 8-23 1999

         ___________________________________________________________________

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF DEBTOR(S)                         (TITLE)

         See attached page for signature of Secured Party
         -------------------------------------------------------------------

         By: /s/
         -------------------------------------------------------------------
         SIGNATURE(S) OF SECURED PARTY(IES)               (TITLE)

--------------------------------------------------------------------------------
9.  This Space for Use of Filing Officer
               (Date, Time, Filing Office)

--------------------------------------------------------------------------------
10.                            Return Copy to

NAME     BANK OF AMERICA, N.A.
ADDRESS  444 South Flower Street, Suite 4000
CITY AND Los Angeles, CA 90071-2901
STATE    Attn: Ilinca Tataru


(*) FILING OFFICER COPY
STANDARD FORM -- FILING FEE                   UNIFORM COMMERCIAL CODE-FORM UCC-2
                       Approved by the Secretary of State

           SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                    BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                      AND
                          NATIONSBANC OF GEORGIA, N.A.
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

BANK OF AMERICA,, N.A., A/K/A/ BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, SUCCESSOR BY MERGER TO BANK OF AMERICA, N.A., F/K/A/ NATIONSBANK, N.A., SUCCESSOR BY MERGER TO NATIONSBANK OF GEORGIA, N.A. AND NATIONSBANK COMMERCIAL CORPORATION.

By: [Illegible Signature]
    ------------------------------

Its: Senior Vice-President 8/23/99
     -----------------------------

                               STATE OF CALIFORNIA
        UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2

              This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
===================================================================================================================
1 File NO OF ORIG FINANCING    1A DATE OF FILING OF ORIG   1B DATE OF FILING OF ORIG   1C PLACE OF FILING ORIG
  STATEMENT                       FINANCING STATEMENT         FINANCING STATEMENT         FINANCING STATEMENT
  [ILLEGIBLE] 48385               7/21/94                     6/10/94                     CA Secretary of State
===================================================================================================================
2 DEBTOR LAST NAME FIRST,                                                              2A SOCIAL SECURITY NO
                                                                                          FEDERAL TAX NO
  TARRANT APPAREL GROUP                                                                   95-4181026
-------------------------------------------------------------------------------------------------------------------
2B MAILING ADDRESS                                         2C CITY STATE                       2D ZIP CODE
   3151 East Washington Boulevard                             Los Angeles, CA                     90023
-------------------------------------------------------------------------------------------------------------------
3 ADDITIONAL DEBTOR IF ANY LAST NAME FIRST                                             3A SOCIAL SECURITY NO
                                                                                          FEDERAL TAX NO

-------------------------------------------------------------------------------------------------------------------
3B MAILING ADDRESS                                         3C CITY STATE                       3D ZIP CODE

===================================================================================================================
4 SECURED PARTY                                                                        4A SOCIAL SECURITY NO
                                                                                          FEDERAL TAX NO OR BANK
                                                                                          TRANSIT AND A.B.A. NO

      NAME NATIONSBANK OF GEORGIA, N.A.
           NATIONSBANC COMMERCIAL CORPORATION

      MAILING ADDRESS P.O. Box 405

      CITY Atlanta                        STATE GA           ZIP CODE 30302-4095
===================================================================================================================
5 ASSIGNEE OF SECURED PARTY (IF ANY)                                                   5A SOCIAL SECURITY NO
                                                                                          FEDERAL TAX NO OR BANK
                                                                                          TRANSIT AND A.B.A. NO

      NAME

      MAILING ADDRESS

      CITY                                STATE              ZIP CODE
===================================================================================================================
6     A |_| CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing
            the file number and date shown above is continued. If collateral is crops or timber, check here |_|
            and insert description of real property on which growing or to be grown in item 7 below.
      -------------------------------------------------------------------------------------------------------------
      B |X| RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
      -------------------------------------------------------------------------------------------------------------
      C |_| ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
      -------------------------------------------------------------------------------------------------------------
      D |_| TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
      -------------------------------------------------------------------------------------------------------------
        |_| AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in item
            7 below. (Signature of Debtor required on all amendments.)
      -------------------------------------------------------------------------------------------------------------
      F |_| OTHER
===================================================================================================================
7 Secured Party hereby releases all the collateral described in the Financing Statement bearing the file number shown above EXCEPT the following:

      All of Debtor's present and future accounts created by or arising from its sales of goods or rendition of services to any of the entities listed on Exhibit A attached hereto and incorporated herein by this reference, and all instruments, contract rights, chattel paper, documents, general intangibles relating to or arising out of such sales of goods or rendition of services, and all returned, reclaimed or repossessed goods and all books and records relating to or pertaining to any of the foregoing, and all proceeds and products of the foregoing, in any form. THIS FINANCING STATEMENT IS A PARTIAL RELEASE ONLY.
===================================================================================================================
8                                            (Date)            8-23-99               | 9. This Space for Use of
                                                    ----------------------------     |    Filing Officer
                                                                                     |         (Date, Time, Filing
                                                                                     |          Officer)
                                                                                   --
--------------------------------------------------------------------------------

                                                                                    1
By
   -----------------------------------------------------------------------------    2
                   SIGNATURE OF DEBTOR(S)                 (TITLE)
                                                                                    3
See attached page for signature of Secured Party
--------------------------------------------------------------------------------    4

                                                                                    5
By
   -----------------------------------------------------------------------------    6
                  SIGNATURE(S) OF SECURED PARTY(IES)      (TITLE)
================================================================================    7
                       Return Copy to
                                                                                    8
             ------------------------------------
NAME         BANK OF AMERICA, N.A.                                                  9
ADDRESS      444 South Flower Street, Suite 4000
CITY AND     Los Angeles, California 90071-2901
STATE
             Attn: Ilinca Tataru
             ------------------------------------

(2) ACKNOWLEDGEMENT COPY
STANDARD FORM - FILING FEE                  Uniform Commercial Code - Form UCC-2

                         Approved by Secretary of State

            SIGNATURE PAGE TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                     BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                       AND
                        NATIONSBANK OF GEORGIA, N.A. AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

Bank of America, NA., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Georgia, N.A. and NationsBanc Commercial Corporation


By: /s/ [ILLEGIBLE]
   -----------------------------
Its: SR. VICE PRES. 8/23/99
    ----------------------------

              EXHIBIT A TO UCC FINANCING STATEMENT PARTIAL RELEASE
                                     BETWEEN
                        TARRANT APPAREL GROUP, AS DEBTOR
                                       AND
                        NATIONSBANK OF GEORGIA, N.A. AND
              NATIONSBANC COMMERCIAL CORPORATION, AS SECURED PARTY

CATO CORP

NEWTON BUYING CORPORATION

MARSHALLS, INC.

ROSS STORES INC.

ASHLEY STEWART LTD

CONCORD BUYING GROUP

DOTS STORE INC.

FORMAN MILLS INC.

PENNSYLVANIA FASHIONS

PREMIER DYE & FINISHING

SMITH RIVER TRADERS

        This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period
      of five years from the date of filing pursuant to section 9403 of the
                      California Uniform Commercial Code.

=============================================================================================================
1 DEBTOR (LAST NAME FIRST IF AN INDIVIDUAL)                                     1A SOCIAL SECURITY OR
                                                                                   FEDERAL TAX NO
Tarrant Apparel Group

1B MAILING ADDRESS                                         1C CITY STATE                       1D ZIP CODE

3151 E. Washington Blvd.                                   Los Angeles, CA                     90023
=============================================================================================================
2 ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST-IF AN INDIVIDUAL)                 2A SOCIAL SECURITY OR
                                                                                   FEDERAL TAX NO

2B MAILING ADDRESS                                         2C CITY STATE                       2D ZIP CODE

=============================================================================================================
3  DEBTOR'S TRADE NAME OR STYLES (IF ANY)                                       3A FEDERAL TAX NUMBER

=============================================================================================================
4 SECURED PARTY                                                                 4A SOCIAL SECURITY NO
                                                                                   FEDERAL TAX NO OR BANK
                                                                                   TRANSIT AND A.B.A. NO

      NAME            THE CIT GROUP/COMMERCIAL SERVICES, INC.

      MAILING ADDRESS 300 S. Grand Ave., 2nd Floor

      CITY Los Angeles                    STATE CA             ZIP CODE 90072
=============================================================================================================
5 ASSIGNEE OF SECURED PARTY (IF ANY)                                            5A SOCIAL SECURITY NO
                                                                                   FEDERAL TAX NO OR BANK
                                                                                   TRANSIT AND A.B.A. NO

      NAME

      MAILING ADDRESS

      CITY                                STATE                ZIP CODE
=============================================================================================================
6 This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


See attached page 2






=============================================================================================================
7 CHECK |X|              7A PRODUCTS OF COLLATERAL  7B DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
  IF APPLICABLE             ARE ALSO COVERED           INSTRUCTION 5(a) ITEM:
                                                            (1)       (2)       (3)       (4)

=============================================================================================================
8. CHECK |X|                  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC ss. 9105 (n)
   IF APPLICABLE

=============================================================================================================
9                                                           Date                  C | 10. THIS SPACE FOR USE
                                                                                  O |     OF FILING OFFICER
SIGNATURE(S) OF DEBTOR(S) /s/ [ILLEGIBLE]                        9/28/99          D |     (DATE, TIME, FILING
--------------------------------------------------------------------------------  E |     NUMBER AND FILING
                                                                                    |      OFFICER)
Tarrant Apparel Group                                                             1 |
                                                                                    |
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                                2 |
--------------------------------------------------------------------------------    |
                                                                                  3 |
                                                                                    |
SIGNATURE(S) OF SECURED PARTY(IES)                                                4 |
--------------------------------------------------------------------------------    |
                                                                                  5 |
                                                                                    |
                                                                                  6 |
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                         |
================================================================================  7 |
11. Return Copy to:                                                                 |
                                                                                  8 |
                                                                                    |
NAME         Del Lazo/Eva Banuelos                                                9 |
ADDRESS      The CIT Group/Commercial Services, Inc.                                |
CITY AND     300 S. Grand Ave., 2nd Fl0071-2901                                     |
STATE        Los Angeles, CA 90072                                                  |
================================================================================    |
                                             FORM UCC1.                             |
                                             Approved by the Secretary of State     |
                                                                                    |========================
[ILLEGIBLE]                                                                          Printed by UCC Control -
                                                                                     Lora S[ILLEGIBLE]
                                                                                     229 [ILLEGIBLE] Suite C
                                                                                     Santa Fe [ILLEGIBLE]

================================================================================
1  Name and Address if Debtor        2  SECURED PARTY (Last Name
   (Last Name First if a Person)        First if a Person)

   Tarrant Apparel Group                THE CIT GROUP/COMMERCIAL SERVICES, INC.
   3151 E. Washington Blvd.             300 S. Grand Ave., 2nd Floor
   Los Angeles, CA 90023                Los Angeles, CA 90023

Social Security Tax ID#                 Social Security Tax ID#

================================================================================
1A Name and Address of Debtor        2  SECURED PARTY (Last Name
   (Last Name First of a Person)        First if a Person)




Social Security Tax ID#                 Social Security Tax ID#

================================================================================
5 This Additional Sheet covers the following Additional types (or items) of Property

Collateral shall mean and include: (a) all of Debtors's present and future accounts and accounts receivable created by or arising from its sales of goods or rendition of services to Express, LLC, Lane Bryant, Inc., The Limited, Inc., Sears Roebuck and Company and Wal-Mart Stores, Inc., including, without limitation, all accounts and accounts receivables under any of its trade names or styles, or through any if its divisions), and all instruments, documents, contract rights, chattel paper, general intangibles arising out on such sale of goods or rendition of services (collectively the "Accounts"); (b) all of Debtor's present and future deposits, balances, sums and credits in Secured Party's possession or control relating to the Accounts; (c) all Debtors present and future monies, securities and other property now or hereafter held or received by or in transit to Secured Party from or for Debtor's account, whether for safekeeping, pledge, custody, transmission, collection or otherwise relating to the Accounts; (b) all of Debtors's present and future liens, security interests, rights, remedies, title and interest in, and in respect of the Accounts, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts or suretyship, letter of credit, credit insurance, or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured Party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing accounts or other collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of customers or other persons securing the obligations of customers;
(e) all of Debtors's books of account of every kind of nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Accounts, together with the file cabinets or containers in which the foregoing are stored; and (f) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

================================================================================


 /s/ [ILLEGIBLE]
Signature(s) of Debtor(s)         Signature(s) of Secured Party(ies) or Assignee


Signature(s) of Debtor(s)         Signature(s) of Secured Party(ies) or Assignee

Tarrant Apparel Group             THE CIT GROUP/COMMERCIAL SERVICES, INC.

Type Name of Individual or        Type Name of Individual or Business
Business

================================================================================
                                       Printed by UCC Control - Lora [ILLEGIBLE]
                                   444 Galisteo St. Suite E Santa Fe [ILLEGIBLE]

          This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the
                      California Uniform Commercial Code.

=============================================================================================================
1 DEBTOR (LAST NAME FIRST IF AN INDIVIDUAL)                                     1A SOCIAL SECURITY OR
                                                                                   FEDERAL TAX NO
Tarrant Apparel Group
-------------------------------------------------------------------------------------------------------------
1B MAILING ADDRESS                                         1C CITY STATE                       1D ZIP CODE

3151 E. Washington Blvd.                                   Los Angeles, CA                     90023
=============================================================================================================
2 ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST-IF AN INDIVIDUAL)                 2A SOCIAL SECURITY OR
                                                                                   FEDERAL TAX NO

-------------------------------------------------------------------------------------------------------------
2B MAILING ADDRESS                                         2C CITY STATE                       2D ZIP CODE

=============================================================================================================
3  DEBTOR TRADE NAME OR STYLES (IF ANY)                                         3A FEDERAL TAX NUMBER

=============================================================================================================
4 SECURED PARTY                                                                 4A SOCIAL SECURITY NO
                                                                                   FEDERAL TAX NO OR BANK
                                                                                   TRANSIT AND A.B.A. NO
      NAME            THE CIT GROUP/COMMERCIAL SERVICES, INC.

      MAILING ADDRESS 300 S. Grand Ave., 2nd Floor

      CITY Los Angeles                    STATE CA             ZIP CODE 90072
=============================================================================================================
5 ASSIGNEE OF SECURED PARTY (IF ANY)                                            5A SOCIAL SECURITY NO
                                                                                   FEDERAL TAX NO OR BANK
                                                                                   TRANSIT AND A.B.A. NO
      NAME

      MAILING ADDRESS

      CITY                                STATE                ZIP CODE
=============================================================================================================
6 This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


See attached page 2






=============================================================================================================
7 CHECK |X|              7A PRODUCTS OF COLLATERAL  7B DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
  IF APPLICABLE             ARE ALSO COVERED           INSTRUCTION 5(a) ITEM:
                            |_|                             |_| (1)     |_| (2)     |_| (3)   |_| (4)
=============================================================================================================
8. CHECK |X|                |_|  DEBTOR IS A TRANSMITTING UTILITY IN ACCORDANCE WITH UCC ss. 9105 (n)
   IF APPLICABLE

=============================================================================================================
9                                                           Date                  C | 10. THIS SPACE FOR USE
                                                                                  O |     OF FILING OFFICER
SIGNATURE(S) OF DEBTOR(S)                                                         D |     (DATE, TIME, FILING
--------------------------------------------------------------------------------  E |     NUMBER AND FILING
                                                                                    |      OFFICER)
Tarrant Apparel Group                                                             1 |
                                                                                    |
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                                2 |
--------------------------------------------------------------------------------    |
                                                                                  3 |
                                                                                    |
SIGNATURE(S) OF SECURED PARTY(IES) /S/ [ILLEGIBLE]                                4 |
--------------------------------------------------------------------------------    |
                                                                                  5 |
THE CIT GROUP/COMMERCIAL SERVICES, INC.                                             |
                                                                                  6 |
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                         |
================================================================================  7 |
11. Return Copy to:                                                                 |
                                                                                  8 |
                                                                                    |
NAME         Del Lazo/Eva Banuelos                                                9 |
ADDRESS      The CIT Group/Commercial Services, Inc.                                |
CITY AND     300 S. Grand Ave., 2nd Fl0071-2901                                     |
STATE        Los Angeles, CA 90072                                                  |
                                                                                    |
================================================================================    |
                                             FORM UCC1.                             |
                                             Approved by the Secretary of State     |
=============================================================================================================
[ILLEGIBLE]                                                                          Printed by UCC Control -
                                                                                     Lora S[ILLEGIBLE]
                                                                                     229 [ILLEGIBLE] Suite C
                                                                                     Santa Fe [ILLEGIBLE]

================================================================================
1  Name and Address of Debtor        2  SECURED PARTY (Last Name
   (Last Name First of a Person)        First of a Person)

   Tarrant Apparel Group                THE CIT GROUP/COMMERCIAL SERVICES, INC.
   3151 E. Washington Blvd.             300 S. Grand Ave., 2nd Floor
   Los Angeles, CA 90023                Los Angeles, CA 90023

Social Security Tax ID#                 Social Security Tax ID#
                       ------------                             ----------------

================================================================================
1A Name and Address of Debtor        2  SECURED PARTY (Last Name
   (Last Name First of a Person)        First of a Person)





Social Security Tax ID#                 Social Security Tax ID#
                       ------------                             ----------------

================================================================================
5 This Additional Sheet covers the following Additional types (or items) of Property

Collateral shall mean and include: (a) all of Debtors's present and future accounts and accounts receivable created by or arising from its sales of goods or rendition of services to Express, LLC, Lane Bryant, Inc., The Limited, Inc., Sears Roebuck and Company and Wal-Mart Stores, Inc., including, without limitation, all accounts and accounts receivables under any of its trade names or styles, or through any if its division), and all instruments, documents, contract rights, chattel paper, general intangibles arising out on such sale of goods or rendition or services (collectively the "Accounts"); (b) all of Debtor's present and future deposits, balances, sums and credits in Secured Party's possession or control relating to the Accounts; (c) all Debtor's present and future monies, securities and other property now or hereafter held or received by or in transit to Secured Party from or for Debtor's account; whether for safekeeping, pledge, custody, transmission, collection or otherwise relating to the Accounts; (b) all of Debtors's present and future liens, security interests, rights, remedies, title and interest in, and in respect of the Accounts, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts or suretyship, letter of credit, credit insurance, or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured Party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing accounts or other collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of customers or other persons securing the obligations of customers;
(e) all of Debtors's books of account of every kind of nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Accounts, together with the file cabinets or containers in which the foregoing are stored; and (f) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

================================================================================


-------------------------------   ----------------------------------------------
Signature(s) of Debtor(s)         Signature(s) of Secured Party(ies) or Assignee


-------------------------------   ----------------------------------------------
Signature(s) of Debtor(s)         Signature(s) of Secured Party(ies) or Assignee

Tarrant Apparel Group             THE CIT GROUP/COMMERCIAL SERVICES, INC.
-------------------------------   ----------------------------------------------
Type Name of Individual or        Type Name of Individual or Business
Business
================================================================================
                                       Printed by UCC Control - Lora [ILLEGIBLE]
                                   444 Galisteo St. Suite E Santa Fe [ILLEGIBLE]

0090838000627001                                     Sent for filing on 5/26/99

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.
--------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER                B. FILING OFFICE ACCT. #
   (optional)                                          (optional)

   Kathryn Gambino (310)440-5316

--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   Data File Services

   P.O. Box 239

   Van Nuys, CA 91408

--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable) |_| LESSOR/LESSEE
                                        |_| CONSIGNOR/CONSIGNEE
                                        |_| NON-UCC FILING

------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)    FILED WITH:      CALIFORNIA
    --------------------------------------------------------------------------------------------------------------------------------
    1a. ENTITY'S NAME
        TAG MEX, INC.
OR  --------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                         FIRST NAME                   MIDDLE NAME                     SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                    CITY                         STATE    COUNTRY    POSTAL CODE

      3151 East Washington Boulevard                   Los Angeles                  CA                  90023
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S OR TAX I.D.#   OPTIONAL   1e. TYPE OF ENTITY   1f. ENTITY'S STATE           1g. ENTITY'S ORGANIZATIONAL I.D.# if any
                    ADD'NL INFO RE                     OR COUNTRY OF
                    ENTITY DEBTOR                      ORGANIZATION                                                         |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
    --------------------------------------------------------------------------------------------------------------------------------
    2a. ENTITY'S NAME
        CHAZZZ
OR  --------------------------------------------------------------------------------------------------------------------------------
    2b. INDIVIDUAL'S LAST NAME                         FIRST NAME                   MIDDLE NAME                     SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                    CITY                         STATE    COUNTRY    POSTAL CODE

      3151 East Washington Boulevard                   Los Angeles                  CA                  90023
------------------------------------------------------------------------------------------------------------------------------------
2d. S.S OR TAX I.D.#   OPTIONAL   2e. TYPE OF ENTITY   2f. ENTITY'S STATE           2g. ENTITY'S ORGANIZATIONAL I.D.# if any
                    ADD'NL INFO RE                     OR COUNTRY OF
                    ENTITY DEBTOR                      ORGANIZATION                                                         |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ENTITY'S NAME
        FINOVA CAPITAL CORPORATION
OR  --------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LAST NAME                         FIRST NAME                   MIDDLE NAME                     SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                    CITY                         STATE    COUNTRY    POSTAL CODE

      P.O. Box 2209, Attn: Law Department              Phoenix                      AZ                  85002-2209
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor and Secured Party: All present and future accounts and contrast rights and in any case, where an account or contract right has arisen from sale of goods, the interest of the Debtor in such goods; and all books and records pertaining to foregoing and all equipment containing said records; and all trade styles, trademarks, patents, security deposits, tax refunds, customer lists, insurance claims, chooses in action pertaining to the foregoing, and all products and proceeds of any of the foregoing.

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK BOX (if applicable)

|_| This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest

|_| (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)
   TAG MEX, INC.

         /s/ [ILLEGIBLE]          V.P.
--------------------------------------------------------------------------------
  FINOVA CAPITAL CORPORATION
        /s/ John J. [ILLEGIBLE]   V.P.   5/25/99
------------------------------------------------------------------------------------------------------------------------------------
7. If filed in Florida (check one)

   |_| Documentary stamp tax paid

   |_| Documentary stamp tax not applicable
------------------------------------------------------------------------------------------------------------------------------------
8. |_| This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS

       Attach Addendum       (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s).
   (ADDITIONAL FEE)

   (optional)    |_| All Debtors  |_| Debtor 1  |_| Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95) Prepared by Data File Services Inc. P.O.
                                                                                          Box 239
                                                                                          Van Nuys, CA 91408-0275 Tel (819) 909-2200

                                  SCHEDULE 5.5

                        EQUIPMENT AND INVENTORY LOCATIONS

                           5.5 Equipment & Inventory
                                   Locations

Equipment Locations:
-------------------

      Tarrant Mexico, S.De R.L. De C.V.
      Lote 5,6,7 Y 15 Calle C, Manzana 6
      Parque Industrial, Puebla 2000
      Mexico, C.P. 72220

      Tarrant Mexico, S. De R.L. De C.V.
      Lote 1, A.B.C. Fracc. San Diego Xocoyucan
      Municipio de Ixtacuix, Tlaxcala
      Mexico, C.P. 90700

      Famian
      Ajal Pan, Vicente Guerrero, 13 Oriente 326
      Tehuacan, Puebla

Inventory Locations:
-------------------

      FARO
      3275 Alum Creek Drive
      Columbus, OH 43207

      Retail Fulfillment Services, Inc.
      180 Rairtan Center Parkway
      Edison, NJ 08837

      Fashion Resource, Inc.
      3151 E. Washington Blvd.
      Los Angeles, CA 90023

      Bruni International
      8001 San Gabriel at Mines Road
      Laredo, TX 78044-2756

                                  SCHEDULE 6.2

                          QUALIFICATIONS TO DO BUSINESS

                                 NOT APPLICABLE

                                SCHEDULE 6.6 (a)

                                 CORPORATE NAME

             As disclosed in Articles of Incorporation and By-Laws

                                SCHEDULE 6.6 (b)

                                  ACQUISITIONS

                              Tarrant Apparel Group
                                  Acquisitions

    Project                                       Amount
    -------                                       ------

Jamel Textile Mill                   $22,000,000 Cash + 1,724,000 Shares

Rocky Apparel                        $7,400,000 Cash + 81,000 Shares

Famian                               $12,000,000

CMG/Chazzz, Inc.                     $7,275,000 Cash + $1,500,000 if target met

Marshall Gobuty, Inc.                $6,000,000

                                  SCHEDULE 6.8

                               PENDING LITIGATION

                           PART II - OTHER INFORMATION

Item 1. Legal Proceedings.
        -----------------

      On October 2, 1999, summons were issued by the Hong Kong Special Administrative Region Magistrate's Court to Tarrant Company Limited ("TCL"), a wholly owned Hong Kong subsidiary of the Company. The summons allege that TCL exported apparel to the United States which it claimed was of Hong Kong origin, using Hong Kong export licenses, when in fact the goods were not of Hong Kong origin, in violation of Hong Kong's Import and Export Ordinance. An initial hearing on this matter is scheduled for December 28, 1999. TCL believes that any violations of Hong Kong law resulted from actions of its non-related suppliers. Depending on the final outcome of this legal proceeding, TCL's exports to the United States may become subject to significantly increased Customs Service scrutiny, which could cause delays in the entry of goods into the United States, or in a worst case scenario, prohibit the entry of such goods into the United States. TCL believes it has strong defenses to these charges, and will vigorously defend itself against them. The Company is confident that the policies and procedures are in place to provide maximum assurances that our suppliers are in strict compliance with all international trade regulations.

      In September 1999, the Company was served with a complaint in an action brought in the Supreme Court of the State of New York, New York County, by DLLC and Direct Corp. LLC ("Direct"), as plaintiffs. The complaint alleges that the Company and DLLC entered into a joint venture for the purpose of producing and selling apparel products.

      The complaint further alleges that the Company breached its obligations under the joint venture. The complaint seeks monetary damages of $50,000,000, plus interest, and further seeks permanent injunctive relief.

      The Company has submitted its Answer to the Complaint which generally denies the principal allegations therein, denies any liability to plaintiffs and alleges a number of affirmative defenses to the claims made by plaintiffs. No discovery has taken place in the action to date.

      The Company believes that it has valid defenses to the claims set forth in the plaintiff's complaint and intends to vigorously defend against said claims.

      A subsidiary of the Company has commenced a separate action against plaintiffs in the Superior Court of the State of California, Los Angeles County, seeking damages of $623,138.90 for goods sold and delivered to plaintiffs.

Item 2. Change in Securities. None.
        --------------------

Item 3. Default Upon Senior Securities. None.
        ------------------------------

Item 4. Submission of Matters to a Vote of Security Holders. None.
        ---------------------------------------------------

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------

DLLC and DIRECT CORP. LLC,               Index No. 99/603439
                                         Date Purchased: 7/19/99
                      Plaintiffs.
         -against-                       COMPLAINT
                                         ---------

TARRANT APPAREL GROUP,

                       Defendant.

---------------------------------

      Plaintiffs DLLC ("DLLC") and Direct Corp. LLC a/k/a Direct Sourcing LLC ("Direct"), by their attorneys Coudert Brothers, as and for their complaint against defendant Tarrant Apparel Group ("TAG"), allege as follows.

                                    Parties
                                    -------

      1. Plaintiff DLLC is a limited liability company duly organized and existing under the laws of the State of New Jersey. DLLC maintains its principal place of business at 1411 Broadway, Suite 2700, New York, New York.

      2. Plaintiff Direct is a limited liability company duly organized and existing under the laws of the State of Delaware. Direct maintains its principal place of business at 1411 Broadway, Suite 2700, New York, New York.

      3. Upon information and belief, defendant Tarrant Apparel Group is a corporation organized and existing under the laws of the State of California. TAG maintains its principal place of business at 3151 East Washington Boulevard, Los Angeles, California.

                               Factual Background
                               ------------------

      4. Plaintiff DLLC is engaged, among other things, in the business of sourcing apparel items for sale to wholesale companies and retail outlets throughout the United States.

      5. Defendant TAG is engaged in the business of fabric production, manufacturing and/or sourcing of apparel items for sale to wholesale companies and retail outlets.

The TAG/DLLC Partnership
------------------------

      6. In or about March 1999, TAG contracted DLLC to induce DLLC to enter into a joint venture for the purpose of producing and selling women's, men's and children's clothing. TAG became aware that DLLC had very desirable customer relationships. TAG wanted to supply DLLC customers with TAG-manufactured and sourced goods to increase its customer base, volume, and ultimately its stock price.

      7. At the time TAG approached DLLC, DLLC had already been dealing with a Mexican clothing manufacturer regarding a similar joint venture. Gerard Guez, the Chief Executive Officer of TAG, learned of DLLC's relationship with the Mexican company and contacted Charles Dayan, a member of DLLC, while Dayan was in Mexico for meetings with the Mexican company.

      8. Guez called DLLC's offices several times trying to contact Dayan before DLLC finalized its deal in Mexico. Finally, Guez contacted Dayan and repeatedly urged him to forego the partnership with the Mexican company and to meet with TAG in Mexico to discuss the formation of a joint venture between DLLC and TAG.

      9. DLLC agreed to and did meet with TAG at Guez's residence in Mexico. TAG brought DLLC for a tour of TAG's new facility in Mexico to impress DLLC with its production capabilities. TAG assured DLLC that its status as a public company and its production facilities would serve as a great benefit to DLLC in the joint venture. TAG also promised that all of the customers recruited by DLLC would be for the benefit of the joint venture.

      10. TAG said that it would accept the terms of the joint venture that DLLC had already negotiated with the Mexican company, wherein TAG and DLLC would each have a one-half interest in the joint venture. Finally, as an incentive to the deal, TAG promised to sell 5% of TAG's shares to DLLC at a 40% discount.

      11. Approximately one month after TAG made its initial contact with DLLC in Mexico, in or about April 1999, TAG came to New York to meet with DLLC for the purpose of finalizing the joint venture. TAG informed DLLC that for internal reasons, the incentive offered would have to be changed.

      12. The essential business terms were reduced to writing and signed by Guez and provided that in addition to the one-half interest in the joint venture, DLLC would be given 150,000 shares of TAG stock outright based upon attaining certain minimum sales volumes (together with the right to borrow against those shares) and an additional option to purchase 100,000 share lots of TAG stock at 10% below market price.

      13. DLLC accepted TAG's offer to participate in the joint venture (the "Joint

Venture Agreement"). Despite the fact that formal documentation had not yet been executed, at the time of the meetings in New York, both parties understood that a partnership had been formed by virtue of the Joint Venture Agreement.

      14. Dayan and Guez shook hands and DLLC immediately gave its orders over to TAG to commence production.

      15. Shortly thereafter, Gerard Guez of TAG visited Charles Dayan at Dayan's home and confirmed again to Dayan that they "had a deal".

      16. Guez asked Dayan to visit TAG's offices in Los Angeles to see the facilities and urged DLLC to proceed with full speed to solicit orders so the joint venture would not lose out on any business opportunities while the written joint venture documentation was prepared.

      17. Upon information and belief, TAG did not intend to fulfill its obligations under the Joint Venture Agreement.

DLLC Performs Under the Agreement
---------------------------------

      18. At this point, TAG gave to DLLC blueprints to TAG's production facilities for the express purpose of showing them to DLLC customers to begin obtaining orders for the joint venture.

      19. In reliance upon its Joint Venture Agreement with TAG, DLLC formed Direct, a Delaware LLC, as the joint venture vehicle for their partnership for the purpose of acquiring and selling men's women's and children's apparel to wholesale and retail customers.

      20. Defendant TAG encouraged and induced DLLC to develop a customer base for the joint venture and to send orders to TAG to manufacture goods behalf of Director.

      21. In reliance on the Joint Venture Agreement with defendant and TAG's assurance of its shared goals with DLLC, DLLC performed work for Direct, including but not limited to obtaining customer orders and challenges.(1) In addition, TAG urged DLLC to leverage its respected reputation and relationships in the marketplace and to introduce many of DLLC's long--time customers to TAG. Among the retailers that DLLC physically brought to Mexico to survey TAG's facilities were: Miller's Outpost, ShopKo, and JC Penney.

      22. Also at the request of TAG, and in furtherance of the Joint Venture Agreement, DLLC began contacting many customers and introducing them to the joint venture, Direct. Such customers as K Mart, Mervyn's California, Kohl's, Clothestime, The Buckle, Le Chateau, JC Penney, Sears Canada, Montgomery Ward, Millers's Outpost, Kraft Foods, ShopKo and Charming Shops were visited and asked to provide orders or challenges to the joint venture. these customers were shown the blueprints of the TAG Mexican manufacturing facility, impressed with production and distribution capabilities, and otherwise solicited for the joint venture by DLLC.

      23. As a direct result of DLLC's efforts on behalf of the joint venture, orders and challenges began being sent to TAG for the production of garments on behalf of the joint

----------

      (1) In the fashion industry, a "challenge" is a devise whereby a buyer provides a manufacturer with confidential product information and invites the manufacturer to try to meet specific product requirements (e.g. price, delivery), If these requirements are met by the manufacturer, the buyer generally places on order with the manufacturer.

venture

TAG Breaches The Joint Venture Agreement and Misappropriate Plaintiff's Business
--------------------------------------------------------------------------------

      24. After these initial efforts, Charles Dayan of DLLC traveled to California to complete the formalities in connection with the partnership.

      25. When Mr. Dayan arrived at TAG's offices in California, TAG appeared committed to its original agreement with DLLC. However, during the course of the meetings, TAG suddenly remerged on its commitment to DLLC and tried to changed the Joint Venture Agreement with DLLC.

      26. DLLC refused to allow TAG to change the deal already reached between the parties in New York. In reliance on the Joint Venture Agreement, DLLC had acquired large numbers of customer orders for the partnership which had already been passed on to TAG DLLC had already expended a significant amount of money and effort in furtherance of the joint venture.

      27. In particular, Guez explained that TAG had various internal reasons for needing to amend the deal already struck and provided to Mr. Dayan three "modifications" to the deal for DLLC to consider. These options were given to DLLC in writing.

      28. Convinced by Guez, and having expended much time and money to further the joint venture, DLLC ultimately agreed to modify the original deal to provide that DLLC would receive an opinion to purchase 150,000 shares in TAG $4,000,000.00 in cash and a 3% royalty on sales.

      29. Upon information and belief, the reasons given by TAG and Guez for amending the terms of the deal were untrue and given only to induce DLLC to continue to make customer introductions and to continue to obtain orders and challenges. TAG had no intention of satisfying its obligations to DLLC and/or Direct under the Joint Venture Agreement. TAG made these mispresentations to misappropriate DLLC's and Direct's customer relationships and business.

      30. After the agreement to modify the Joint Venture Agreement was reached, TAG began discouraging DLLC from pursuing business of behalf of Direct by qouting DLLC inflated prices far in excess of what had been agreed to in writing, by giving them misinformation and/or withholding information about production, and being generally uncooperative. TAG began to fail to fulfill certain orders and did not pay Direct for its services rendered as agreed. TAG also delivered incorrect samples after long delays and billed Direct at prices substantially above those quoted by TAG.

      31. At around this time, TAG kept suggesting changes to drafts of the formal documentation for the joint venture, thereby delaying the execution of the documents.

TAG Agrees Not To Contact DLLC's Customer Directly
--------------------------------------------------

      32. At around the same time, and although TAG contributed nothing to the endeavor of locating customers for Direct, TAG insisted upon seeing customer information.

      33. Before providing the customer information relating to Kmart to TAG and to protect its interests in maintaining the primary relationship with Kmart, a long-time customer of DLLC. DLLC insisted that TAG sign an agreement preventing TAG from approaching Kmart directly until the formal joint venture documentation was finalized. TAG agreed and signed.

      34. Despite the Joint Venture Agreement, TAG began marking direct contact with various customers of the joint venture and began dealing directly with them rather than through DLLC and/or Direct.

      35. TAG's direct dealing with these customers effectively pushed DLLC and Direct out of the transaction and nullified the purpose of the joint venture. As a result, DLLC and Direct suffered significant financial damage as well as DLLC's reputation in the industry. DLLC also lost the benefit of its bargain with TAG, including its grants and purchase options of TAG shares as agreed.

      36. Plaintiffs expended substantial effort and money to create a customer base for Direct. TAG never contributed to this effort or reimbursed plaintiffs for their work. Due to plaintiffs' efforts, numerous customer orders and sourcing programs were obtained for Direct, only to be misappropriated by TAG.

      37. TAG's breach of the Joint Venture Agreement, failure to reimburse DLLC for the work it performed on behalf of Direct, and its misappropriation of plaintiffs' customers, caused plaintiffs substantial losses.

                             First Cause of Action
                             ---------------------
                              (Breach of Contract)

      38. Plaintiffs repeat and reallege each and every allegation contained in paragraph 1 through 37 above with the same force and effect as if fully set forth herein.

      39. DLLC and defendant agreed to form a joint venture for the purpose of producing and selling women's, men's and children's clothing.

      40. Defendant failed to satisfy its obligations to Direct and DLLC pursuant to the Joint Venture Agreement with DLLC by excluding plaintiffs from the business of joint venture, quoting plaintiffs inflated prices, giving plaintiffs misinformation about production, delivering incorrect samples after long delays and misappropriating the business opportunities of the joint venture to itself.

      41. Accordingly, defendant has materially breached the terms and conditions of the Joint Venture Agreement between the parties.

      42. In aid of a determination of the legal damages suffered by plaintiffs, plaintiffs demand that TAG be ordered to account for the business and profits it misappropriated from the plaintiffs and the joint venture.

      43. As a result of defendant's wrongful breach of its duties and obligations under its agreement with plaintiffs, plaintiffs have been injured in an amount to be determined at trial, but not less than $50,000,000.00, plus interest.

                             Second Cause of Action
                             ----------------------
                           (Breach of Fiduciary Duty)

      44. Plaintiff's repeat and realleges each and every allegation contained in paragraphs 1 through 43 with the same force and effect as if fully set forth herein.

      45. As a result entering into the Joint Venture Agreement for the purpose of producing and selling womens's, men's and children's clothing, a confidential and fiduciary relationship arose between TAG and plaintiffs.

      46. By virtue of the confidential and fiduciary relationship between TAG and plaintiffs, TAG owes plaintiffs obligation of utmost good faith, integrity and fair dealing in connection with the affairs of the joint venture.

      47. By excluding plaintiffs from the business of the joint venture, quoting plaintiffs inflated prices, giving plaintiffs misinformation about production, delivering incorrect samples after long delays and misappopriating the business opportunities of the joint venture to itself, TAG has breached its fiduciary duty to plaintiffs.

      48. As a result of TAG's breach of its fiduciary duty to plaintiffs, plaintiffs have been damaged in an amount to be determined at trial, but not less than $50,000,000.00, plus interest.

      49. The acts constituting TAG's breach of its fiduciary duty to plaintiffs, were willful, oppressive and fraudulent. Accordingly, TAG is liable to plaintiffs for exemplary and punitive damages in an amount not less than $100,000,000.00.

                              Third Cause of Action
                              ---------------------
                 (Tortious Interference with Business Relations)

      50. Plaintiffs repeat and reallege each and every allegation contained in paragraphs 1 through 49 with the same force and effect as if fully set forth herein.

      51. Plaintiffs enjoyed a profitable economic relationship with their customers.

      52. Defendant interfered with the existing and prospective relations of plaintiffs and with its customers, including but not limited to, JC Penney, Kmart, ShopKo and Miller's Outpost, by excluding plaintiffs from business conducted with plaintiffs' customers.

      53. Defendant knew of the existing and prospective relationship between plaintiffs and their customers, and that plaintiffs were relying on these relationships in their business. Nonetheless, defendant intentionally interfered with said business relationships.

      54. Defendant's actions were intended to disrupt the relationship between plaintiffs and its customers and were done with conscious disregard of the strong probability that its actions would disrupt the existing and prospective business relationships between plaintiffs and these customers.

      55. As a result of the acts alleged herein, the existing and prospective business relationships between plaintiffs and their customers were and will continue to be seriously disrupted, causing plaintiffs damage to their business and business reputation is an amount to be determined at trial, but not less than $50,000,000.00, plus interest.

      56. In addition, TAG, by reason of its willful and egregious behaviour, is liable to plaintiffs for exemplary and punitive damages in an amount not less than $100,000,000.00.

                             Fourth Cause of Action
                             ----------------------
                                     (Fraud)

      57. Plaintiffs repeat and reallege each and every allegation contained in paragraph 1 through 56 above with the same force and effect as if fully set forth herein.

      58. Defendant TAG, through its statements and acts as described above in this Complaint, made false representations regarding its intention and ability to perform under the Joint Venture Agreement with DLLC and failed to state material facts necessary to make the representations made, in light of the circumstances under which they were made, not misleading.

      59. At the time of these representations and omissions, defendant TAG knew the representations and acts were false and misleading or made them recklessly without regard to their truth or falsity.

      60. Specifically, TAG never had any intention of performing its obligations under the Joint Venture Agreement, and only made the misrepresentations of its intentions to induced plaintiffs to make introductions and to obtain orders, so that TAG could then refuse to abide by the Joint Venture Agreement and misappropriate plaintiffs' customer relationships for its own uses.

      61. Defendant TAG made the representations with the intent to deceive and defraud plaintiffs and to induce plaintiffs to rely thereon, and, among other things, to cause plaintiffs to make customer introductions and to obtain customer orders based upon the representations.

      62. Plaintiffs were ignorant of the falsity or material omissions of the representations and acts and believed them to be true, and could not reasonably have ascertained their falsity.

      63. Plaintiffs reasonably relied on defendant's representations to their damage and detriment.

      64. As a result of defendant's fraudulent and culpable conduct, plaintiffs have been damaged in an amount to be determined at trial, but not less than $50,000,000.00, plus interest.

      65. In addition, TAG, by reason of its willful, fraudulent and culpable behavior, is liable to plaintiffs for exemplary and punitive damages in an amount not less than

$100,000,000.00.

                              Fifth Cause of Action
                              ---------------------
                     (Preliminary and Permanent Injunction)

      66. Plaintiffs repeat and reallege each and every allegation contained in paragraph 1 through 65 above with the same force and effect as if fully set forth herein.

      67. Defendant's actions and conduct, as set forth above, constitute breach of contract, tortious interference with business relations and common law fraud. Furthermore, TAG has no right to continue to use the misappropriated customer relationships for its own benefit.

      68. The continuance of defendant's relationship with plaintiffs' customers, including but not limited to, JC Penney, Kmart, ShopKo and Miller's Outpost will cause irrepertable and immeasurable injury to plaintiffs and to their business.

      69. Plaintiffs have no adequate remedy at law.

      70. Accordingly, Plaintiffs are entitled to a preliminary and a permanent injunction (i) restraining defendant TAG during the pendency of this action from contacting or doing business with plaintiff's customers; and (ii) restraining defendant from making any future attempts to contact and conduct business with plaintiff's customers.

                                   CONCLUSION
                                   ----------

      WHEREFORE, Plaintiffs pray for relief as follows:

      (1) On the First Cause of Action, for judgment against defendant TAG in an amount to be determined at trial, but not less than $50,000,000.00, plus interest; and

      (2) On the Second Cause of Action, for judgment against defendant TAG in an amount to be determined at trial, but not less than $50,000,000.00, plus interest; and punitive damages in an amount not less than $100,000,000.00; and

      (3) On the Third Cause of Action, for judgment against defendant TAG, in an amount to be determined at trial, but not less than $50,000,000.00, plus interest, and punitive damages in an amount not less than $100,000,000.00; and

      (4) On the Fourth Cause of Action, for judgment against defendant TAG, in an amount to be determined at trial, but not less than $50,000,000.00, plus interest; and punitive damages in an amount not less than $100,000,000.00; and

      (5) On the Fifth Cause of Action, for a preliminary and a permanent injunction (i) restraining defendant during the pendency of this action from contacting or doing business with plaintiffs' customers; and (ii) restraining defendant from making any future attempts to contact and conduct business with plaintiffs' customers; and

      (6) For such other and further relief as the Court deems proper.

Dated:      September 27, 1999
            New York, New York

                                    Yours, etc.,

                                    COUDERT BROTHERS


                                    By:  /s/ Richard A. De Palma
                                        ---------------------------------
                                    Richard A. De Palma
                                    Kerry E. Ford
                                    1114 Avenue of the Americas
                                    New York, New York 10036
                                    (212) 626-4400

TO:   Garrison Ives, Esq.              Attorneys for Plaintiffs
      Fishbach, Hertan & Ives          DLLC and Direct Corp. LLC
      767 Third Avenue, 33rd floor
      New York, New York 10017
      (212) 752-4433

      Attorneys for Defendant
      Tarrant Apparel Group

PHILLIP A. DAVIS, CAL. BAR NO. 110430
SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
A Limited Liability Partnership
Including Professional Corporations
333 South Hope Street, 48th Floor
Los Angeles, California 90071-1448

Telephone (213) 620-1780

Attorneys for Plaintiff
TAG MEX, Inc.

                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                FOR THE COUNTY OF LOS ANGELES - CENTRAL DISTRICT

TAG MEX, INC., a California corporation   )    Case No.
                                          )
             Plaintiff,                   )    COMPLAINT FOR:
                                          )
      v.                                  )     1)    BREACH OF CONTRACT
                                          )
DIRECT CORP., a corporation; DLLC,        )     2)    GOODS SOLD AND DELIVERED;
                                          )
a corporation; and Does 1-50, inclusive   )     3)    OPEN BOOK ACCOUNT.
                                          )
Defendants                                )

                     --------------------------------------

            Plaintiff Tag Mex, Inc., for its causes of action against defendants Direct Corp,. DLLC, and Does 1 through 50, alleges as follows:


                                       -1-

--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT.

                              FIRST CAUSE OF ACTION
                              ---------------------

                 (For Breach Of Contract Against All Defendants)

            1. Plaintiff Tag Mex, Inc. ("TAG") is, and at all times herein mentioned was, a distributor and reseller of clothing, authorized to conduct and conducting business in the County of Los Angeles, State of California.

            2. Defendant Direct Corp. is, and at all times herein mentioned was, on information and belief, the alter ego of defendant DLLC, conducting business in the County of Los Angeles, State of California.

            3. Defendant DLLC is, and at all time herein mentioned was, on information and belief, authorized to conduct and conducting business in the County of Los Angeles, State of California.

            4. TAG is unaware of the true names and capacities of defendants sued herein as DOES 1 through 50, inclusive, and therefore sues those defendants by such fictitious names. TAG will amend this complaint to allege their true names and capacities when ascertained. TAG is informed and believes, and on that basis alleges, that each of the fictitiously named defendants is indebted to TAG as hereinafter alleged, and that TAG's rights against such fictitiously named defendants arise from such indebtedness.

            5. TAG is informed and believes, and on that basis alleges, that at all times herein concerned the defendants, and each of them, were the agents, employees, co-partners, joint venturers, and/or alter egos of each of their co-defendants and that each of them was


                                       -2-

--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT
acting within the course and scope of such capacities with the knowledge and consent of their co-defendants.

            6. TAG is informed and believes and based upon such information and belief alleges that defendants Direct Corp. and Does 1 through 10 are each, and at all times herein mentioned were each, mere shells, instrumentalities, and conduits through which defendants DLLC and Does 11 through 50 conducted their businesses, exercising such complete dominance and control over defendants Direct Corp. and Does 1 through 10 that any individuality or separateness of defendants Direct Corp. and Does 1 through 10, on the one hand, and defendants DLLC and Does 11 through 50, on the other hand, does not and at all times herein mentioned did not exist.

            7. Plaintiff is informed and believes and based upon such information and belief alleges that adherence to the fiction of the separate existence between defendants Direct Corp. and Does 1 through 10, on the one hand, and defendants DLLC and Does 11 through 50, on the other hand, and each of them, would sanction fraud and promote unfairness in that defendants DLLC and Does 11 through 50 have each personally committed the acts alleged herein to the detriment and damage of plaintiff TAG while attempting to shield themselves from personal liability by the use of corporate fictions which on information and belief hold insufficient assets to compensate TAG for the damages so caused.

            8. In or about April, 1999, TAG and defendants entered into an agreement whereby TAG agreed to sell, and defendants agreed to purchase, certain finished garments at prices agreed upon between the parties. TAG and defendants agreed that TAG would furnish such garments to defendants upon their order and request. The agreement was


                                       -3-
--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT
confirmed by five subsequent purchase invoices and other written memoranda. The cumulative invoice price for the goods was $623,138.90. Copies of the purchase invoices are attached hereto at Exhibit A.

            9. TAG has performed all conditions, covenants and promises required on its part to be performed under the agreement.

            10. Defendants have breached the agreement by retaining the goods and by failing to pay TAG for the delivered goods, despite TAG's demands for payment.

            11. TAG has been damaged as a result of defendants' breach in the amount of $623,138.90 plus interest, costs and fees.

                             SECOND CAUSE OF ACTION
                             ----------------------

                [Goods Sold And Delivered Against All Defendants]

            12. TAG realleges and incorporates herein by reference paragraphs 1 through 11 of this Complaint.

            13. Within the last six months, TAG invoiced defendants for various goods supplied in the amount of $623,138.90, as reflected in Exhibit A. The goods were sold and delivered to defendants, at defendants' request, and defendants agreed to pay for the goods.

            14. Neither the whole nor any part of the above sum has been paid, although demand therefor has been made, and there is now due, owing, and unpaid from defendants to TAG the sum of $623,138.90, together with interest, costs and fees.


                                       -4-
--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT

                             THIRD CAUSE OF ACTION
                             ---------------------

                   [Open Book Account Against All Defendants]

            15. TAG realleges and incorporates herein by reference paragraphs 1 through 14 of this Complaint.

            16. Within the last six months, defendants became indebted to TAG for goods sold and delivered by TAG to defendants, for which defendants agreed to pay TAG the sum of $623,138.90.

            17. Neither the whole nor any part of the above sum has been paid, although demand therefor has been made, and there is now due, owning, and unpaid from defendants to TAG the sum of $623,138.90, together with interest, costs and fees.


                                      -5-
--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT

                                     PRAYER
                                     ------

            WHEREFORE, Plaintiff TAG prays for judgment against defendants as follows:

      1.    For damages in the amount of $623,138.90;

      2.    For prejudgment interest thereon as provided by law;

      3.    For costs of suit incurred;

      4.    For reasonable attorneys' fees;

      5. For such other and further relief as this Court may deem just and proper.

Dated: November 5, 1999

                                SHEPPARD, MULLIN, RICHTER & HAMPTION LLP
                                PHILLIP A. DAVIS


                                By
                                     -------------------------------------------
                                                  PHILLIP A. DAVIS
                                              Attorneys for Plaintiff
                                                 TAG MEX, INC.


                                      -6-
--------------------------------------------------------------------------------
                                          COMPLAINT FOR BREACH OF CONTRACT:
                                          GOODS SOLD AND DELIVERED; AND OPEN
                                          BOOK ACCOUNT

                                SCHEDULE 6.9 (a)

                                   TRADEMARKS

                        ASSIGNMENT OF TRADEMARKS AND THE
                       UNITED STATES REGISTRATION THEREOF

            This assignment is made by and between Tarrant Company Limited, a Hong Kong corporation, organized and existing under the laws of Hong Kong, having a principal place of business at 13/F Lladro Center, 72 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong (hereinafter "Assignor") and Tarrant Apparel Group, doing business as Fashion Resource, a California corporation, having its principal place of business at 3151 E. Washington Boulevard, Los Angeles, California 90023 (hereinafter "Assignee").

            WHEREAS, Assignor adopted and uses, and thereby, owns all rights, title and interest in and to the trademarks and United States Registrations thereof identified below (hereinafter the "Marks" and "Registrations", respectively), along with the goodwill of the business appurtenant to said
Marks:

Trademark         Registration No.        Registration Date       Class
---------         ----------------        -----------------       -----

NO! JEANS         1,462,893               October 27, 1987        25

NO!               1,461,979               October 20, 1987        25

            WHEREAS, Assignee desires to obtain all right, title, and interest in the Marks and the Registrations, including the goodwill associated with the Marks and any and all claims, demands, and cause of action for infringement, of the Marks, past, present, and future, and all of the proceeds from the foregoing.

            NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all right, title and interest in and to the Marks and the Registrations, together with the goodwill of the business symbolized by the Marks and any and all claims, demands, and causes of action for infringement, of the Marks, past, present, and future, and all of the proceeds from the foregoing.

            Signed at Los Angeles, California, this 24th day of June, 1998.

                                      TARRANT COMPANY LIMITED


                                      /s/ Cora Reyes
                                      ---------------------------
                                      Cora Reyes
                                      Chief Operating Officer

State of California    }
                       ss:
County of LOS ANGELES  }

            On this 24th day of JUNE 1998, before me Fatima A. Palacious, a Notary Public, personally appeared Cora Reyes,

            |_|   personally known to me, or

            |X|   proved to me on the basis of satisfactory evidence

            to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. WITNESS my hand and official seal.

                                                      /s/ Famita A. Palacios
                                                      ----------------------
                                                           Notary Public

[SEAL]       FATIMA A. PALACIOS
            Commission #1131492
        Notary Public -- California
             Los Angeles County
       My Comm. Expires Mar 26, 2001

                           [LOGO] STATE OF CALIFORNIA

                               SECRETARY OF STATE

          Trademark Reg. No. 102163                       Class No. Int. 25

                    CERTIFICATE OF REGISTRATION OF TRADEMARK

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That in accordance with the application filed in this office the TRADEMARK described below has been duly registered in this office on behalf of:

Name of Applicant:              Tarrant Company, Ltd.

Business Address:               13F, Lladro Centre, 72 Hoi Yuen Road, Kwun Tong
                                Kowloon, Hong Kong

Date first used in California:  July 17, 1986

Date first used anywhere:       July 17, 1986

Description of Trademark:       NO! JEANS

Description of Goods on which the Trademark is used:  Clothing

A copy, specimen, facsimile, counterpart or a reproduction of the mark is attached

Date of Registration: January 24, 1997

Term of Registration Extends to and Includes: January 24, 2007


[SEAL] IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this 30th day of January, 1997.


                                    /s/  Bill Jones

                                    BILL JONES
                                    Secretary of State

We the People

                                     [SEAL]                          No. 1462893

                          THE UNITED STATES OF AMERICA

                           CERTIFICATE OF REGISTRATION

      This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof.

      And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks.

      Upon examination, it appeared that the applicant was entitled to have and Mark registered, under the Trademark Act of 1946, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein

      This registration shall remain in force for Twenty years unless sooner terminated as provided by law.

[SEAL] In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this twenty-seventh day of October, 1987.


                                    /s/  Donald J. [ILLEGIBLE]

                                    Commissioner of Patents and Trademarks

Int. Cl.: 25

Prior U.S. Cl.: 39
                                                              Reg. No. 1,462,893
United States Patent and Trademark Office               Registered Oct. 27, 1987
--------------------------------------------------------------------------------

                                   TRADEMARK
                               PRINCIPAL REGISTER

                                   NO! JEANS

TARRANT COMPANY, LTD. (HONG KONG CORPORATION)

13/F SHIU YING INC. BUILDING 64 TONG MEI ROAD

KOWLOON, HONG KONG

      FOR: MEN'S, WOMEN'S, BOYS' AND GIRLS' CLOTHING, NAMELY JEANS, SHORTS, SWEAT PANTS, JUMPSUITS, SWEATERS, BLOUSES, TOPS, JACKETS, AND SKIRTS, IN CLASS 25 (U.S. CL. 39).

      FIRST USE 7-17-1986; IN COMMERCE 7-17-1986.

      NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "JEANS", APART FROM THE MARK AS SHOWN.

      SER. NO. 616,442, FILED 8-25-1986.

STEWART J. BELLUS, EXAMINING ATTORNEY

                                                                     [TRADEMARK]

We the People

[SEAL]                                                               No. 1461979

                          THE UNITED STATES OF AMERICA

                           CERTIFICATE OF REGISTRATION

      This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof.

      And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks.

      Upon examination, it appeared that the applicant was entitled to have and Mark registered under the Trademark Act of 1946, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein

      This registration shall remain in force for Twenty years unless sooner terminated as provided by law.

[SEAL] In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this twentieth day of October, 1987.


                                    /s/  Donald J. [ILLEGIBLE]

                                    Commissioner of Patents and Trademarks.

Int. Cl.: 25

Prior U.S. Cl.: 39
                                                              Reg. No. 1,461,979
United States Patent and Trademark Office               Registered Oct. 20, 1987

                                    TRADEMARK
                               PRINCIPAL REGISTER

                                       NO!

TARRANT COMPANY, LTD. (HONG KONG CORPORATION)
13/F SHIU YING IND. BLDG.
64 TONG MEI ROAD
KOWLOON, HONG KONG

      FOR: MEN'S WOMEN'S, BOYS' AND GIRLS' CLOTHING, NAMELY JEANS, SHORTS, SWEAT PANTS, JUMPSUITS, SWEATERS, BLOUSES, TOPS, JACKETS AND SKIRTS, IN CLASS 25
(U.S. CL. 39).

      FIRST USE 9-3-1985 IN COMMERCE 9-3-1985.

      SER. NO. 616,427, FILED 8-25-1986.

      STEWART J. BELLUS, EXAMINING ATTORNEY

                               [GRAPHIC OMITTED]

A COPY, SPECIMEN, FACSIMILE, COUNTERPART OR REPRODUCTION OF TRADEMARK REG. NO.________________

                       WE ARE SURVIVORS, ADVENTURE SEEKERS

                            THAT DARE AND CHALLENGE.

THE CHALLENGE IS                                          DARE TO SAY
     YOURS                                                   "NO!"

                                   NO! JEANS

                             CONTEMPORARY CLOTHING

                            Design by Claude Attias

                        FASHION EXPRESSIONS OF THE 80'S

     QUALITY FABRICS                                  STYLISH AND FUN
     AND CONSTRUCTION                                 CLOTHING FOR ALL

                                 NO! [ILLEGIBLE]

                                    NO! JEANS

                                [GRAPHIC OMITTED]

                          [LETTERHEAD OF MOFFAT & CO.]

                                                                   June 11, 1999

Ms. Cora Reyes
Get
P.O. Box 21373
Los Angeles, California 90021
U.S.A.

Dear Cora:

      Re:   Trade-mark:       GET!
            Appln. No.        613,895
            Applicant:        Get
            Our File:         575-103
--------------------------------------------------------------------------------

      This is further to our letter date January 3, 1990 in respect of the above application.

      We are pleased to report that this application has issued to registration and we are pleased to enclose the Certificate of Registration which issued on May 11, 1990 under Registration No. 368,528. This registration will expire unless it is renewed by May 11, 2005.

      We have reviewed the Certificate of Registration and checked it for accuracy. It appears to us that there are no errors in the Certificate of Registration, however, I would ask that you double check to be certain that there are no errors or omissions.

      The Trade-marks Office is required to send a Notice of Renewal to the registered owner of the trade-mark within four months of the renewal date. At that time, if you wish to have this trade-mark registration renewed, we would be pleased to take the necessary steps upon receipt of your instructions.

                                    Yours very truly,


                                    /s/ MOFFAT & CO.
                                    MOFFAT & CO.
                                    Per:  /s/ [ILLEGIBLE]

PBK/jmg
Encls.

                              State of California

                        OFFICE OF THE SECRETARY OF STATE

                                                        Trademark
                                                        Reg. No. 82594

                    CERTIFICATE OF REGISTRATION OF TRADEMARK

      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That in accordance with the application filed in this office the TRADEMARK described below had been duly registered in this office on behalf of:

Name of Applicant: Tarrant Company, Limited., a Hong Kong corporation

Business Address 13/F Shiu Ying Ind. Bldg.
                 64 Tong Mei Road, Kowloon

Date First Used in California  September 3, 1985

Date First Used Anywhere       September 3, 1985

Description of Trademark       the word "NO!"

Class No 39

Description of Goods on Which the Trademark is Used men's, women's, boys' and girls' clothing; namely, jeans, shorts, sweat pants, jumpsuits, sweaters, blouses, tops, jackets and skirts

A copy, specimen, facsimile, counterpart or a reproduction of the mark is attached.

Date of Registration September 3, 1986

Term of Registration Extends to and Includes September 3, 1996

[SEAL] IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this

                                                      3rd day of September, 1986

                                   /s/ March Fong Eu
                                   March Fong Eu
                                   Secretary of State

                              State of California

                        OFFICE OF THE SECRETARY OF STATE

                    CERTIFICATE OF REGISTRATION OF TRADEMARK

      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That in accordance with the application filed in this office the TRADEMARK described below had been duly registered in this office on behalf of:

Name of Applicant: Tarrant Company, Limited., a Hong Kong corporation

Business Address 13/F Shiu Ying Ind. Bldg.
                 64 Tong Mei Road, Kowloon

Date First Used in California  September 3, 1985

Date First Used Anywhere       September 3, 1985

Description of Trademark       the word "NO!"

Class No 39

Description of Goods on Which the Trademark is Used men's, women's, boys' and girls' clothing; namely jeans, shorts, sweat pants, jumpsuits, sweaters, blouses, tops, jackets and skirts

A copy, specimen, facsimile, counterpart or a reproduction of the mark is attached.

Date of Registration September 3, 1986

Term of Registration Extends to and Includes September 3, 1996

[SEAL] IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this

                                                      3rd day of September, 1986

                                   /s/ March Fong Eu
                                   March Fong Eu
                                   Secretary of State

A COPY, SPECIMEN, FACSIMILE, COUNTERPART OR REPRODUCTION OF TRADEMARK REG. NO.______________________

                               [GRAPHIC OMITTED]

                                   [LOGO] NO!

[GRAPHIC OMITTED]

Consumer and Corporate                  Consommation
Affairs Canada                          et Corporations Canada

Trade-Marks                             Marques de commerce
                                        Certificat
Certificate of Registration             d'enregistrement

                                     368528

I hereby certify that the trade-mark identified in the attached extract from the register of trade-marks has been registered as appears therefrom, and that the said extract is a true copy of the record of its registration.

In accordance with the provisions of the Trade-Marks Act, this trade-mark is subject to renewal every 15 years from the registration date shown on the attached extract.

In testimony whereof I have hereunto set my hand and caused the seal of the Trade-Marks Office to be affixed at the city of Hull, Canada.

Je certifie par les persentes que la marque de commerce identifee dans l'extrait ci-joint, tire du registre des marques de commerce, a ete enregistree ainsi qu'il en appert, et que ledit extrait est une copie conforme de l'inscription de son enregistrement.

Conformement aux dispositions de la Loi sur les marques de commerce, cette marque de commerce, est renouvelable tous les quinze ans a compter de la date d'enregistrement indiquee sur l'extrait ci-joint.

En foi de quoi j'ai appose aux presentes mon seing et fait apposer le sceau du Burearu des marques de commerce, en la cite de Hull, Canada.

[SEAL]                                    May 11 199[ILLEGIBLE]

                                                 Date

                                          /s/ [ILLEGIBLE]

                                               Register of Trade-Marks
                                        Le registraire des marques de commerce

                                                  /s/ [ILLEGIBLE]
                                                  Attesting Officer

        [GRAPHIC OMITTED]                           Certificateur
            Canada

APPL,N/DEM. NO 613 895                REGISTRATION/ENREGISTREMENT NO TMA 368,528

FILING DATE/DATE DE PRODUCTION:                                 25 AUG/AOUT 1988
REGISTRATION DATE/DATE D'ENREGISTREMENT:                        11 MAY/MAI 1990
PRIORITY FILING DATE/ DATE DE PRIORITE DE PRODUCTION:           24 MAR/MARS 1988

REGISTRANT/PROPRIETAIRE ORIGINAL:

GET,
401 EAST 7TH STREET,
LOS ANGELES, CALIFORNIA, 90014,
United States of America

REP FOR SERVICE/REP POUR SIGNIFICATION:
MOFFAT & CO.,
81 METCALFE STREET,
P.O. BOX 2088, STATION D,
OTTAWA,
Ontario K1P 5W3

TRADEMARK/MARQUE DE COMMERCE:

         GET!

WARES/MARCHANDISES:

(1) Clothing, namely shirts, tops, t-shirts, vest, jackets, coats, sweaters, jeans, pants, shorts, swimwear, sleepwear, jumpsuits, skirts, dresses, shoes, hoisery, belts and hats.

Used in United States of America on wares.

Registered in United States of America on 18 OCT/OCT 1998 under No. 1,509,348 in respect of wares.

Declaration of use filed 05 FEB/FEV 1990 on wares.

                                     [SEAL]                          No. 1509348

                          THE UNITED STATES OF AMERICA

                           CERTIFICATE OF REGISTRATION

      This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof.

      And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks.

      Upon examination, it appeared that the applicant was entitled to have and Mark registered, under the Trademark Act of 1946, and the said Mark was been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

      This registration shall remain in force for Twenty years unless sooner terminated as provided by law.

[SEAL] In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this eighteenth day of October, 1988.


                                    /s/  Donald J. [ILLEGIBLE]

                                    Commissioner of Patents and Trademarks

Int. Cl.: 25

Prior U.S. Cl.: 39
                                                              Reg. No. 1,509,348
United States Patent and Trademark Office               Registered Oct. 18, 1988

                                    TRADEMARK
                               PRINCIPAL REGISTER

                                      GET!

GET (CALIFORNIA CORPORATION)
401 EAST 7TH STREET
LOS ANGELES, CA, 90014

      FOR: CLOTHING, NAMELY SHIRTS, TOPS, T-SHIRTS, VESTS, JACKETS, COATS, SWEATERS, JEANS, PANTS, SHORTS, SWIMWEAR, SLEEPWEAR, JUMPSUITS, SKIRTS, DRESSES, SHOES, HOISERY, BELTS AND HATS, IN CLASS 25 (U.S. CL. 39).

      FIRST USE 1-7-1988; IN COMMERCE 3-27-1988.

      SER. NO. 718,393, FILED 3-24-1988.

MARIA SOLOMON, EXAMINING ATTORNEY

                                 SCHEDULE 6.9(B)

                               TRADEMARK DISPUTES

                                 NOT APPLICABLE

                                  SCHEDULE 6.10

                                LICENSES/PERMITS

                                                       Registrant Number

                                                           25225
                                                       --------------
                                                       Effective Date
                                                       June 25, 1999
                                                       --------------
                                                       Expiration Date
                                                        June 24, 2000
                                                       --------------

[SEAL]
             STATE OF CALIFORNIA DEPARTMENT OF INDUSTRIAL RELATIONS
                     DIVISION OF LABOR STANDARDS ENFORCEMENT
                           LICENSING AND REGISTRATION

                    P.O. BOX 420603, SAN FRANCISCO, CA 94142


                           CERTIFICATE OF REGISTRATION

                        CALIFORNIA GARMENT MANUFACTURING INDUSTRY

Pursuant to Section 2675 of the California Labor Code, this Certificate of Registration in the California Garment Manufacturing Industry is issued to:

                                  (COR) W.C.I.
                                   01/01/2000

This Certificate of Registration is valid only for one year and must be renewed on or before the expiration date shown above.

TARRANT APPAREL GROUP     This certificate shall not be transferred or assigned.
DBA: FASHION RESOURCE        It is valid only for the addresses(es) shown.
3151 E. WASHINGTON BLVD.
LOS ANGELES, CA 90023                   STATE LABOR COMMISSIONER
STATE LABOR COMMISSIONER

                                        /s/ Mary V. Saunders

In addition to the above address, this Certificate of Registration also is valid for the following address(es):

1.    110 E 9TH STREET, #81245
      LOS ANGELES, CA 90079

2.    1620 S. LOS ANGELES STREET
      LOS ANGELES, CA 90079

3.    2419 FIRESTONE BLVD.,
      SOUTH GATE, CA 90280

                                PLEASE POST IN A
                               CONSPICUOUS PLACES

                                                                         0017242

--------------------------------------------------------------------------------

[SEAL OF STATE BOARD OF EQUALIZATION STATE OF CALIFORNIA]

                     CALIFORNIA STATE BOARD OF EQUALIZATION

                                 SELLER'S PERMIT

                                     ACCOUNT NUMBER
   THIS PERMIT DOES NOT              10/1/1998 SR AA 18727134
   AUTHORIZE THE HOLDER TO           FASHION RESOURCE INC.
   ENGAGE IN ANY BUSINESS            3151 E. WASHINGTON BOULEVARD #2
   CONTRARY TO LAWS REGULATING       LOS ANGELES, CA 90023
   THAT BUSINESS OR TO POSSESS
   OR OPERATE ANY ILLEGAL            IS HEREBY AUTHORIZED PURSUANT TO SALES AND
   DEVICE. USE TAX LAW TO ENGAGE IN THE BUSINESS OF SELLING TANGIBLE PERSONAL PROPERTY AT THE
                                                  ABOVE LOCATION

Not valid at any other address

                                     THIS PERMIT IS VALID UNTIL REVOKED OR
                                     CANCELLED BUT IS NOT TRANSFERABLE. IF YOU
                                     SELL YOUR BUSINESS, OR DROP OUT OF A
                                     PARTNERSHIP, NOTIFY US OR YOU COULD BE
                                     RESPONSIBLE FOR SALES AND USE TAXES OWED BY
                                     THE NEW OPERATOR OF THE BUSINESS.

BT-442-R-LZ REV. 10(6-92)
--------------------------------------------------------------------------------

 DISPLAY CONSPICUOUSLY AT PLACE OF BUSINESS FOR WHICH ISSUED

             NOTICE TO TAXPAYERS

 INFORMATION FURNISHED TO THE BOARD OF EQUALIZTION

The information Practices Act of 1977 requires this agency to provide the following notice to individual taxpayers who are asked by the State Board of Equalization to supply information:

The principal purpose for which the requested information will be used is to administer the California Sales and Use Tax Laws, Special (Excise) Tax Laws, or the Timber Yield Tax Law. This includes the determination and collection of the correct amount of tax.

As an individual taxpayer, you have the right of access to personal information about you in records maintained by the State Board of Equalization. The official responsible for maintaining Sales and Use Tax information is the Deputy Director, Sales and Use Tax Department, 1020 N. Street, Sacramento, CA, 95814; please contact your local Board office listed in the white pages for assistance, or telephone (916) 445-6464. The official responsible for maintaining Excise Tax and Environmental Fee Tax information is the Deputy Director, Special Taxes and Operations Department, 1020 N. Street, Sacramento, CA 95814; telephone (916) 445-6464. The official responsible for maintaining Timber Tax information is the Timber Tax Division Chief, Property Taxes Department 1719-24th Street, Sacramento, CA 95816, telephone (916) 445-6964. If the local Board office is unable to provide the information sought, you may also contact the information Security Office in Sacramento, telephone (916) 324-1627.

The California Revenue and Taxation Code, Parts 1, 1.5 and 1.6 (State Sales and Use Tax), 2 (Motor Vehicle Fuel Tax), 3(Use Fuel Tax), 7 (Tax on Insurers), 13(Cigarette and Tobacco Products Tax), 14(Alcoholic Beverage Tax), 18.5(Timber Yield Tax), 19(Energy Resources Surcharge), 20(Emergency Telephone Users Surcharge), 22(Hazardous Substances Tax Law), 23(Solid Waste Disposal Site Cleanup Maintenance Fee Law), 24(Oil Spill Responses, Prevention and Administration Fees), 26(Underground Storage Tanks Maintenance Fee Law), Government Code, Title 7.3, Chapter 6 (Tire Recycling Fee), Public Resources Code, Div. 30, Part 7, Chapter 4(Oil Recycling Fee), Health and Safety Code, Div. 1, Part 1, Chapter 2, Article 4.6 (Childhood Lead Poisoning Prevention
Fee), and Chapter 1 of the Public Utilities Code (Hazardous Spill Prevention
Fee) requires persons meeting certain requirements to file applications for registration, applications for permits or licenses, and tax returns or reports in such form as prescribed by the State Board of Equalization.

It is mandatory that you furnish all the required information requested by applications for registration, applications for permit or licenses, tax returns and other related date, except that the furnishing of social security numbers by applicants for Consumer Use Tax Accounts, Certificates of Registration -- Use Tax and Timber Yield Tax Accounts is voluntary. Failure to provide all the required information requested by an application for a permit or license could result in your not being issued a permit or license. In addition, the law provides penalties for failure to file a return, failure to furnish specific information required, failure to supply information required by law or regulations, or for furnishing fraudulent information.

Pursuant to California law, the information appearing on the face of any permit or license issued by the Board is a public record. Information you furnish to this agency may also be given to federal, state and local government agencies as authorized by law.

                                  SCHEDULE 6.14

                                 LABOR DISPUTES

                                 NOT APPLICABLE

                                  SCHEDULE 8.3

                             OUTSTANDING GUARANTEES

                                    GUARANTY

      1. The Guaranty. For valuable consideration, the undersigned ("Guarantor")
         ------------
hereby unconditionally guarantees and promises to pay to TRANSIT HOLDING, INC., a subsidiary of Banc of America Leasing & Capital LLC ("Lessor"), or order, on demand, in lawful money of the United States, any and all payment and performance obligations, whether now existing or hereafter arising or matured or contingent (the "Obligations") of TAG MEX, INC. ("Lessee") to Lessor under or in respect of that certain Lease intended as Security executed by Lessee and Lessor dated August 23, 1999 (together with all schedules, appendices and other attachments thereto, and any renewals, modifications, or extensions thereof, the "Lease") providing for the lease or financing of equipment or other personal or real property ("Leased Property") by Lessor to Lessee. The obligations of Guarantor hereunder are independent of the Obligations and exclusive of and in addition to liability under any other guaranty executed by Guarantor for the benefit of Lessor or any company related to Lessor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Lessee or whether Lessee is joined in any such action or actions.

      2. Authorization of Renewals, Etc. Guarantor authorizes Lessor, without
         ------------------------------
notice or demand and without affecting its liability hereunder, from time to time to:

            (a) renew, compromise, extend, accelerate, or otherwise change the time for or amount of any payment, or substitute or exchange Leased Property, or otherwise change the terms of the Lease or the Obligations or any other obligations of Lessee to Lessor ("Other Obligations");

            (b) receive and hold security for the payment of this Guaranty or the Obligations or any Other Obligations, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of, any such security;

            (c) apply such security and direct the order or manner of sale thereof as Lessor in its discretion may determine; and

            (d) release or substitute any one or more of any endorsers or guarantors of the Obligations.

      3. Waiver of Certain Rights. Guarantor waives any right to require Lessor
         ------------------------
to:

            (a) proceed against Lessee;

            (b) proceed against or exhaust any security for the Obligations or any other Obligations, or repossess, dispossess or remarket Leased Property, or otherwise mitigate damages; or

            (c) exercise or pursue any other right or remedy in Lessor's power whatsoever.

      4. Waiver of Certain Defenses. Guarantor waives any defense arising by
         --------------------------
reason of any disability or other defense of Lessee, or the cessation from any cause whatsoever of the liability of Lessee, or any claim that Guarantor's obligations exceed or are more burdensome than those of Lessee, including any of the foregoing arising by virtue of any provision of the U.S. Bankruptcy Code (Title 11, U.S. Code) (the "Bankruptcy Code").

      5. Waiver of Subrogation and Other Rights and Defenses.
         ---------------------------------------------------

            (a) Until the Obligations and any Other Obligations are paid in full, Guarantor waives (i) any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory, or otherwise), including any claim or right of subrogation under the Bankruptcy Code, arising from the existence or performance of this Guaranty, (ii) any right to enforce any remedy Lessor now has or may hereafter have against Lessee and (iii) any benefit of, and any right to participate in, any security now or hereafter held by Lessor. After the Obligations and any Other Obligations are paid in full, to the extent there is any value in the security or other collateral securing the Obligations or Other Obligations, Lessor agrees to execute and deliver such further documents as Guarantor may reasonably request to vest title to such security or other collateral in Guarantor.

            (b) Guarantor understands and acknowledges that if Lessor forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations, that foreclosure could impair or destroy any ability Guarantor may have to seek reimbursement, contribution, or indemnification from Lessee or others based on any right Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure ("CCP") as interpreted in

Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty,
---------------------
Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Lessor may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (ii) agrees that Guarantor will not assert that defense in any action or proceeding Lessor may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense Guarantor may have or be entitled to assert based upon or arising out of any one or more of CCP ss.ss.580a, 580b, 580d, or 726 of Section 2848 of the California Civil Code ("CC") and (iv) acknowledges and agrees that Lessor is relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration therefor.

            (c) Guarantor waives any rights and defenses that are or may become available to Guarantor under CC ss.ss.2787 to 2855, inclusive.

            (d) Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

      6. Waiver of Presentments, Etc. Guarantor waives all presentments, demands
         ---------------------------
for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations or any Other Obligations.

      7. Information Relating to Lessee. Guarantor acknowledges and agrees that
         ------------------------------
it has sole responsibility for obtaining from Lessee such information concerning Lessee's financial condition or business operations or the Leased Property as Guarantor may require, and that Lessor has no duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Lessee or the Leased Property.

      8. Financial Information. Guarantor shall keep its books and records in
         ---------------------
accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor (i) annual CPA audited financial statements within 120 days of its fiscal year end, (ii) quarterly company-prepared financial statements upon Lessor's request, and (iii) such financial statements as Lessor may reasonably request. Credit information relating to Guarantor may be disseminated among Lessor and any of its affiliates and any of their respective successors and assigns.

      9. Security. To secure all of Guarantor's obligations hereunder, Guarantor
         --------
assigns and grants to Lessor a security interest in all moneys, securities and other property of Guarantor now or hereafter in the possession of Lessor, all deposit accounts of Guarantor maintained with Lessor or any affiliate of Lessor (including Bank of America National Trust and Savings Association), and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Lessor hereunder, Lessor may apply any such deposit account to reduce the Obligations, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Lessor and Guarantor.

      10. Subordination. Any obligations of Lessee to Guarantor, now or
          -------------
hereafter existing, including any obligations to Guarantor as subrogee of Lessor or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Obligations and any Other Obligations. Such obligations of Lessee to Guarantor if Lessor so requests shall be enforced and performance received by Guarantor as trustee for Lessor, and the proceeds thereof shall be paid over to Lessor on account of the Obligations and all Other Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      11. Lessee's Authorization. Where Lessee is a corporation, partnership, or
          ----------------------
limited liability company, it is not necessary for Lessor to inquire into the powers of Lessee or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      12. Assignments. Lessor may, without notice to Guarantor and without
          -----------
affecting Guarantee's obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Lease, the Leased Property, the Obligations and this Guaranty, in whole or in part. Guarantor agrees that Lessor may disclose to any such assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Lease or the Obligations any information in Lessor's possession concerning Guarantor, this Guaranty and any security for this Guaranty.

      13. Reinstatement of Guaranty. If any payment or transfer of any interest
          -------------------------
in property by Lessee to Lessor is rescinded or must be returned by Lessor to Lessee, (a) this Guaranty shall be reinstated with respect to any such payment or transfer, even if this Guaranty was previously returned or canceled, and (b) Guarantor shall remain fully liable with respect to any such amount as if such amount had not been paid by Lessee.

      14. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys'
          ------------------
fees, including allocated costs of Lessor's internal counsel, and all other costs and expenses Lessor may incur (a) in the enforcement of this Guaranty or
(b) in the preservation, protection or enforcement of any rights of Lessor in any case commenced by or against Guarantor under the Bankruptcy Code or any similar statute.

      15. Governing Law. This Guaranty shall be governed by and construed under
          -------------
the laws of California, to the jurisdiction of which, and of the Federal courts in California, Guarantor hereby submits.

      16. Interpretation. No provision or waiver in this Guaranty shall be
          --------------
construed as limiting the generality of any other waiver in this Guaranty. The term "including" is not limiting and means "including without limitation". Section headings are for convenience of reference only and do not affect the interpretation of this Guaranty. The invalidity of any portion of this Guaranty shall not affect the remaining provisions. Where more than one Guarantor executes this Guaranty, all of the provisions hereof shall apply to each of such persons singly, and the obligations of each such person shall be joint and several.

          Executed as of ______________________.

      Guarantor:


      /s/ Gerard Guez
      ---------------------------
      Tarrant Apparel Group
      Print Name

      Gerard Guez
      ---------------------------
      Address

Address for notices to Lessor:          Address for notices to Guarantor
3151 Washington Blvd.
Los Angeles, CA 90023                   ----------------------------------------
                                        ----------------------------------------

      Guarantor:

      /s/ Corazon Reyes
      ---------------------------
      TARRANT APPAREL GROUP
      Print Name
             Corazon Reyes
      ---------------------------
      Address

                                        Address for notices to Guarantor

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

                          CONTINUING CORPORATE GUARANTY

In consideration of Standard Chartered Bank (the "Bank") purchasing one or more trade drafts (collectively, the "Draft") drawn on and accepted by our subsidiary, Tarrant Mexico, S.de R.L. de C.V. (the "Buyer"), by Louis Dreyfus Cotton International N.V. (acting in its own name and through its affiliates, Allenberg Cotton Co. and/or ACC Mexico S.A. de C.V.), the undersigned hereby guarantees to the Bank, its successors and assigns, the prompt payment at maturity of the face amount of the Draft plus (i) interest thereon after the maturity date at the following rate until payment in full; namely, 3.00% per annum in excess of the Bank's cost of funds. Such interest rate to change with each change in the Bank's cost of funds; and (ii) the cost of protest and all reasonable legal expenses of or for collection, or for realization upon any underlying collateral.

The aggregate face amount of all Drafts being guaranteed hereby shall not exceed U.S.$7,000,000.00.

The undersigned further agrees that its payment obligation under this Guaranty shall be in full force and effect regardless of any contractual, commercial or product dispute between the Buyer and Louis Dreyfus Cotton International N.V., Allenberg Cotton Co. and/or ACC Mexico S.A. de C.V. with respect to the quality, quantity or any other aspect of the goods underlying the Draft purchased by the Bank. The undersigned specifically waives any objection or defense which it or the Buyer may have against the Bank relating to the goods underlying the Draft.

Demand of payment, presentment, protest and notice of dishonor or non-payment are hereby expressly waived, and if any of the obligations, debts and/or liabilities hereby guaranteed are payable on demand, the Bank may, in its sole and arbitrary discretion, determine the reasonableness of the period which may elapse prior to the making of demand.

The undersigned hereby consents and agrees that, without notice to or further assent from the undersigned, the time of payment of all or any of the obligations, debts and/or liabilities hereby guaranteed, or any other provisions of said obligations, debts and/or liabilities may be extended, changed or modified, the parties thereto discharged, any or all collateral thereto released without obtaining other collateral in substitution therefor, and any composition or settlement consummated and accepted and that the undersigned will remain bound upon this Guaranty notwithstanding one or more such extensions, changes, modifications, discharges, releases, compositions or settlements. The undersigned further consents and agrees that this Guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the obligations, debts and/or liabilities hereby guaranteed or by any failure to exercise, delay in the exercise, waiver of, or forbearance or other indulgence with respect to, any right or remedy available to the Bank.

The undersigned represents and warrants to the Bank that:

      (i) it has all necessary power and authority to enter into, execute and deliver this Guaranty and to exercise its rights and perform its obligations hereunder and it has taken all necessary corporate and other action (including, without limitation, obtaining any consent of stockholders required by applicable law or its Certificate of Incorporation or By-laws) to authorize the execution, delivery and performance of this Guaranty;

      (ii) this Guaranty is a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms;

      (iii) the execution of this Guaranty, its delivery and compliance with its terms will not contravene any provision of any statute, law, rule or regulation to which the undersigned is subject and will not contravene or result in the breach of any covenant of any other agreement to which the undersigned is a party;

      (iv) no authorization or governmental approval or notice to or filing or registration with any governmental authority or regulatory body is required in connection with the execution, delivery and performance by the undersigned of this Guaranty;

      (v) the person(s) executing the Guaranty on behalf of the undersigned here been duly authorized by action at the undersigned's Board of Directors to do so.

The Bank may also, at any time, in its discretion, and when the Bank may deem it advisable, compromise, settle or extend time of payment of any of the demands or obligations represented by any collateral now or hereafter held by it to secure payment of the Draft hereby guaranteed, or it may sell, assign, transfer and deliver the whole of such collateral, or any part thereof, or any substitutes therefor, or any additions thereto, at public or private sale, at any time or place selected by the Bank, at such prices as it may deem best and either for cash or for credit or future delivery, at the option of the Bank without either demand, advertisement or notice of any kind to the undersigned, which are hereby expressly waived.

The undersigned further agrees that any money or property at any time in the possession of the Bank belonging to the undersigned including any deposit balances and all property or the proceeds thereof held by the Bank for any purpose including safekeeping, custody, transmission, collection, or pledge, may, at the option of the Bank, be held as collateral security for the payment of any liability under this Guaranty and of any liabilities of the undersigned to the Bank whether due or not, with full power and authority to apply any deposit balances to the extinguishment of any such liabilities and to sell, enforce collect or otherwise realize on said money or property in accordance with applicable law.

The undersigned agrees that the Bank is not to be obligated in any manner to inquire into the powers of the Buyer, or its successors, its or their directors, officers, or agents, acting or purporting to act on its or their behalf.

The liability of the undersigned on this Guaranty shall be direct, immediate, absolute, continuing, unconditional and unlimited and not conditional or contingent upon the pursuit by the Bank of whatever remedies it may have against the Buyer or the Buyer's successors, executors, administrators or assigns, or the securities or liens it may possess, and this Guaranty shall be and shall be construed as being and intended to be, a continuing Guaranty of the payment of any and all obligations, debts or liabilities either made, endorsed, or contracted by the Buyer, or any successor of the Buyer, and of all extensions or renewals thereof in whole or in part.

The undersigned agrees that in the event that any of the obligations, debts and/or liabilities hereby guaranteed are paid by the Buyer, the liability of the undersigned as guarantor(s) shall continue and remain in full force and effect in the event that all or any part of any such payments is recovered from the Bank as a preference or fraudulent transfer under Title 11 of the United States Code or any other applicable federal or state law. The undersigned agrees that if the Bank gives to the undersigned written notice of the institution of any action or proceeding, legal or otherwise, between the Bank and the Buyer, the undersigned shall be conclusively bound by the adjudication in any such legal or other proceeding, or by any judgment or award decree entered therein.

So long as any portion of the obligations, debts and/or liabilities hereby guaranteed remains owing to the Bank by the Buyer, the undersigned shall not exercise any right to recover the amount of any payment made by it to the Bank by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law and the undersigned shall not exercise its right to recourse to or make any claim or enforce any security or other right or claim against the Buyer in respect of any payment to the Bank pursuant to this Guaranty. The exercise of all such rights are expressly deferred by the undersigned for the aforesaid period.

The undersigned waives the right to trial by jury in all actions brought by or against the Bank. The undersigned also waives the right to assert in any action or proceeding upon this Guaranty any offsets or counterclaims which the undersigned may have with respect thereto. This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New York. This Guaranty cannot be altered or discharged orally. Notice of the acceptance of this Guaranty is hereby waived.

IN WITNESS WHEREOF, the undersigned has duly executed these presents as of this 6th day of July 1999.

The "undersigned": Tarrant Apparel Group Inc.


                                        By: /s/ Gerard Guez
                                            ------------------------------------
                                        Title: Chairman & CEO
                                        Date: 7-6-99

                                        Address:
                                                3151 E WASHINGTON BLVD
                                        ----------------------------------------
                                                Los Angeles CA 91801
                                        ----------------------------------------
                                        ----------------------------------------

                             SECRETARY'S CERTIFICATE
                                       AND
                              CORPORATE RESOLUTION

      I, Corazon Reyes, Secretary of Tarrant Apparel Group Inc., a California corporation (the "Corporation") hereby certify that the following is a true extract from the minutes of a meeting of the Corporation's Board of Directors duly called and held on July 2, 1999 and is in full force and effect on the date hereof:

            "RESOLVED, that in consideration for Standard Chartered Bank (the "Bank") purchasing one or more trade drafts drawn on and accepted by Tarrant Mexico, S.de R.L. de C.V., this Corporation, acting through any one of its officers, is hereby authorized and directed to execute and deliver to the BANK the Continuing Corporate Guaranty dated as of July 6, 1999 in the form annexed hereto of all obligations incurred by Tarrant Mexico, S.de R.L. de C.V. to the Bank which Guaranty is hereby approved in all respects by this Corporation."

      I also certify that the above-referenced Guaranty has been signed by Gerard Guez, a duly authorized officer of the Corporation.

      IN WITNESS WHEREOF, I have signed my name and affixed the corporate seal this 6th day of July, 1999.


[SEAL]                                  /s/ Corazon Reyes
                                        ----------------------------------------
                                                 Secretary

MTB BANK
--------------------------------------------------------------------------------

Guarantee

MEANINGS OF CERTAIN TERMS
In this Guarantee:

      "Guarantor" means TARRANT APPAREL GROUP, a California corporation. "MTB" means MTB Bank and its successors arid assigns. "Customer" is the individual or entity designated as such below. "Obligation(s)" means and includes loans, overdrafts and any and every other kind of debt or liability, including any that exist now and those which arise after this Guarantee is signed, and any interest due on or fees with respect to such debts and liabilities, including, without limitation, any and all obligations incurred by Customer under that certain Credit Agreement dated February 27, 1997, as amended to date, by and between Customer and MTB (the "Credit Agreement"), together with any and all amendments, modifications, supplements, refundings and renewals thereto and as such loans, overdrafts, debts and liabilities may be sold, assigned or transferred by MTB. It also includes costs, expenses and attorneys' fees incurred by MTB in connection with any Obligation.

1. JOINT AND SEVERAL LIABILITY-If more than one person signs this Guarantee, the term "Guarantor" refers to each and all such persons, and all signers are responsible under this Guarantee jointly and individually.

2. GUARANTOR'S AGREEMENT-To induce MTB to continue to lend money or otherwise extend credit to the Customer, the Guarantor irrevocably and unconditionally guarantees payment of every and any of the Customer's Obligations to MTB when they are due. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Guarantee. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, the Note, the Security Agreement as such terms are defined in the Credit Agreement) or any of the other Obligations or any collateral security therefor or guarantee thereof, including, without limitation, this Guarantee, or rights of offset with respect thereto and without regard to, and the Guarantor hereby waives, any defense (including, without limitation, any defense based on suretyship), offset or counterclaim which may at any time be available to or be asserted by the Customer or the Guarantor against MTB, in bankruptcy or in any other instance. The Guarantor has not relied on any representation from MTB in deciding to execute and deliver this Guarantee and there is nothing unknown to the Guarantor which would alter the Guarantor's decision to execute and deliver this Guarantee.

3. AMOUNT OF GUARANTOR'S LIABILITY-Guarantor's liability is for the total amount of all Customer's Obligations to MTB, plus all costs and expenses (including reasonable attorneys' fees) of enforcement of MTB's rights and remedies hereunder and of collection.

4.    CUSTOMER-The Customer whose Obligations are guaranteed is:

      Name of Customer:      ROCKY APPAREL, L.P . a Delaware limited partnership
      Address of Customer:   1384 Broadway, New York, New York 10018

5. PERIOD OF GUARANTEE - If, at any time, all or part of any payment of the Obligations made by Customer or the undersigned is rescinded or otherwise must be returned by MTB for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Customer), this Guarantee shall remain in full force and effect, or shall be reinstated, as the case may be, as to the Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made.

6. ENFORCEMENT- This is a guarantee of payment and not of collection. If the Customer fails to pay any Obligations to MTB when due, MTB may take action against the Guarantor without first taking action against the Customer or any other collateral for the Customer's Obligations. MTB shall not lose any rights it has against the Guarantor and this Guarantee shall remain in full force and effect even if MTB (a) partially or fully releases the Customer or another Guarantor, or any other collateral for the Customer's Obligations, (b) delays or waives enforcement of any of the Obligations or of this Guarantee, or (c) modifies, amends, changes the manner, terms of, extends the time of payment of, renews or alters any of the Obligations, or if any agreement between the Customer and MTB is found to be invalid or unenforceable. No failure on the part of MTB to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any other remedies whether provided by agreement or by law.

7. COLLATERAL-The following collateral is pledged and delivered to MTB to secure the Guarantor's Obligations under this Guarantee: Guarantor hereby grants to MTB a security interest in any property of Guarantor now or hereafter coming into the possession of MTB. MTB shall have all rights as a secured creditor under the Uniform Commercial Code of the State of New York with respect to such collateral.

8. COLLATERAL-MTB'S RIGHTS AND OBLIGATIONS-If the Customer or the Guarantor gives MTB a security interest in collateral, Guarantor agrees that: (a) MTB may, but need not, perfect its security interest in any or all of the collateral; (b) MTB may release any security interest in any such collateral; (c) MTB may release and return to the Customer any collateral given by the Customer, and (d) MTB may take or refrain from taking any action permitted by law or by agreement with respect to the collateral, including its sale. In such event, this Guarantee will remain effective and the Guarantor shall remain responsible under this Guarantee to the same extent as if any of the above enumerated circumstances did not occur.

9. DELIVERY OF NOTICES - If more than one Guarantor is guaranteeing the Obligations, the Guarantor signing on the first signature line is hereby appointed the agent and attorney-in-fact of all Guarantors for the purpose of receiving notices hereunder. Any and all notices to which the Guarantors may be entitled by law or under this Guarantee shall be deemed given by MTB to all Guarantors by mailing one such notice by ordinary mail to the agent Guarantor at the address listed below. All such notices shall be deemed to have been delivered to all Guarantors when so mailed by MTB or otherwise delivered to the agent Guarantor.

10. WAIVER OF RIGHT TO NOTICE - The Guarantor waives the right to receive notice:

      . of the failure of the Customer to meet any Obligation of the Customer to MTB when due;
      . of any default by the Customer under any agreement between the Customer and MTB;
      . of the breach by the Customer of any covenant, promise or warranty. made by the Customer to MTB;
      . of the dishonor of any instrument which evidences an Obligation of the Customer to MTB;
      . of protest regarding any dishonor of any instrument payable by the Customer;
      . that MTB has extended the time for the payment of any Obligations of the Customer to MTB; and
      . of new Obligations of the Customer to MTB as and when they arise, or renewal by MTB of any existing Obligations.

11. PRIOR GUARANTEES - This Guarantee supersedes and replaces any prior guarantee by the Guarantor(s) of any Obligation of the Customer to MTB.

12. CREDIT REPORTS - The Guarantor agrees that MTB may request and obtain credit reports on Guarantor from any consumer reporting agency at any time while this Guarantee is in effect. MTB will advise the Guarantor whether or not such a report has been obtained and, if so, the name and address of any agency that furnished any report.

13. AMENDMENTS - This Guarantee constitutes the entire agreement between MTB and Guarantor, and cannot be amended or limited except in writing signed by an officer of MTB.

14. WAIVER OF JURY TRIAL - GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE.

15. GOVERNING LAW - This Guarantee shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (or any other law the effect of which would make the laws of any state or jurisdiction other than the State of New York applicable hereto).

16. CONSENT TO JURISDICTION - GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE.

17. WAIVER OF SUBROGATION - Guarantor hereby irrevocably waives (a) any right of subrogation Guarantor has or may have as against Customer with respect to the Obligations, (b) any right to proceed against Customer, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract, or operation of law, which Guarantor may now have or hereafter have as against the Customer with respect to the Obligations, (c) any rights to recourse to or with respect to the Obligations and (d) any rights to recourse to or with respect to any asset of Customer.

18. CONSENT TO SALE, TRANSFER OR ASSIGNMENT - Guarantor hereby irrevocably consents to the sale, transfer or assignment of any or all of the Obligations which MTB may elect to make in the future and agrees to waive any defense which may otherwise be available to Guarantor based on such sale, transfer or assignment.

19. ASSIGNABILITY; BINDING EFFECT - This Guarantee shall be binding upon Guarantor and Guarantor's heirs, legal representatives and assigns and shall inure to the benefit of MTB and its successors and assigns; provided, however, that Guarantor shall not be entitled to assign or delegate any rights or obligations under this Guarantee without the prior written consent of MTB, and any purported assignment in the absence of such consent shall be void.

TARRANT APPAREL GROUP

By: /s/ Mark B. Kristof                 Date: August 7, 1998
   --------------------------------
Print Name: Mark B. Kristof
Print Title: V.P.

Address of Guarantor: 3151 East Washington Boulevard, Los Angeles, California
                      90023

STATE OF NEW YORK)
                 : SS.:
COUNTY OF NEW YORK)

On the 11th day of Aug 1998 before me personally came Mark B. Kristof, to me known who, being by me duly sworn, did depose and say that he resides at ______________________________; that he is the _________________________ of
TARRANT APPAREL GROUP, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of all of the Board of Directors of said corporation.


/s/ Fatima A. Palacios
-----------------------------------
          Notary Public                                  Fatima A. Palacios
                                    [SEAL]              Commission # 1131492
                                                     Notary Public - California
                                                         Los Angeles County
                                                   My Comm. Expires Mar 26, 2001

To: Standard Chartered Bank

1. In consideration of STANDARD CHARTERED BANK (hereinafter called "the Bank", which expression shall include and extend to its successors and assigns) granting or continuing banking facilities or other accommodation for so long as the Bank may think fit to Tarrant Co. Ltd. ______________________________ (hereinafter called the "Customer")

We Tarrant Apparel Group
  ------------------------------------------------------------------------------
    3151 East Washington Boulevard, Los Angeles, CA90023, USA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

hereby unconditionally guarantee, undertake and agree on written demand by the
Bank:

(a)   to pay and discharge the following (hereinafter called the "Liabilities"):

      (i) all moneys now or hereafter advanced to or paid for or on account of the Customer (whether alone or jointly with any other person) by the Bank; and

      (ii) all other liabilities of the Customer to the Bank whatsoever, whether actual or contingent, present or future and including, without limitation, liabilities incurred as a guarantor or surety together with all interest thereon and commission, costs, charges and expenses chargeable by the Bank to the Customer (including legal fees), from time to time remaining unpaid and undischarged;

      PROVIDED ALWAYS that (subject as mentioned in Clause 12) the amount for which we shall be liable to the Bank under this sub-clause (and not including any amounts due under sub-clauses (b) and (c) of this Clause) shall not exceed United States Dollars Thirteen Million Only. (USD13,000,000.- ) plus interest, commission, cost, charges and expenses as aforesaid;

(b) to pay interest, in the currency in which such sums are denominated, in the Bank's books on all sums due from us to the Bank under this Guarantee (hereinafter called the "Guaranteed Sums") or the outstanding balance thereof from time to time during the period from the date of demand by the Bank as aforesaid or from the date of discontinuance of this Guarantee by us until the date when the Guaranteed Sums are discharged in full (after as well as before judgment) at a rate or rates per annum conclusively certified by the Bank to be one and one half of one per cent, (1-1/2%) above the rate or rates at which the Customer would have been liable to pay interest on the amounts demanded by the Bank under the facilities or other accommodation extended by the Bank to the Customer (and to the extent permitted by law the Bank shall be entitled to compound such interest monthly);

(c) to pay all costs and expenses (on a full indemnity basis) arising out of or in connection with the recovery or attempted recovery by the Bank of moneys due to the Bank under this Guarantee.

2. This Guarantee shall extend to cover:

(a) in the case of the death, bankruptcy or liquidation of the Customer, all sums which would have been owing to the Bank by the Customer if such death had occurred or such bankruptcy or liquidation had commenced at the time when the Bank received actual notice thereof and notwithstanding such death, bankruptcy or liquidation;

(b) all moneys obtained from or liabilities incurred to the Bank notwithstanding that the borrowing or the incurring of such liabilities may have been invalid or in excess of the powers of the Customer or of any director, attorney, agent or other person purporting to borrow or act on behalf of the Customer and notwithstanding any other irregularity in the borrowing or the incurring of such liabilities;

(c) in the event of the discontinuance by any means of this Guarantee, all cheques, drafts, bills, notes and negotiable instruments drawn by or for the account of the Customer on the Bank and purporting to be dated on or before the date when such discontinuance became known to the Bank or (in the case of notice to discontinue given hereunder) took effect although presented to or paid by the Bank after that date and all liabilities of the Customer to the Bank at such date whether actual or contingent and whether payable forthwith or at some future time and also all credits then established by the Bank for the Customer.

3. We shall be deemed to be liable as the sole or principal debtor(s) for the Liabilities and this Guarantee shall be binding on us notwithstanding that the Customer is not so bound either because the Customer is an infant or under a disability or is an unincorporated body which is under no liability to discharge obligations undertaken or purported to be undertaken on its behalf or for any other reason whatsoever.

4. If this Guarantee is given in respect of the Liabilities of a firm it shall apply to all moneys borrowed and Liabilities incurred until receipt by the Bank of actual notice of dissolution of the firm but if there shall be any other change in the constitution of the firm this Guarantee shall continue and, in addition to securing the debts and Liabilities of the firm as constituted before the change shall apply to the debts and Liabilities of the firm as constituted after such change.

5. The Bank may at all times without prejudice to this Guarantee and without discharging or in any way affecting our liability hereunder.

(a) determine, vary or increase any credit to the Customer;

(b) grant to the Customer or to any other person any time or indulgence;

(c) renew any bills, notes or other negotiable instruments or securities;

(d) deal with, exchange, release, modify or abstain from perfecting or enforcing any securities or other guarantees or rights which the Bank may now or hereafter have from or against the Customer or any other person;

(e) compound with the Customer or with any other person or guarantor.

6. This Guarantee shall not be affected by any failure on the Bank's part to take any security or by the invalidity of any security taken or by any existing or future agreement by the Bank as to the application of any advances made or to be made to the Customer. Our liability hereunder shall not be discharged or in any way affected by any act or omission on the part of the Bank under or in relation to this Guarantee or by any course of dealing between the Bank and us.

7. This Guarantee shall not be considered as satisfied or discharged by any intermediate payment or satisfaction of the whole or any part of the Liabilities or by any other matter or thing whatsoever but shall constitute and be a continuing guarantee to the Bank and shall extend to cover the [ILLEGIBLE] balance of the Liabilities and shall be binding upon us until the expiration of one month after the receipt by the Bank from us of notice in writing to [ILLEGIBLE] charge, lien or otherwise which the Bank may now or at any time [ILLEGIBLE] the Liabilities and on discharge by payment or otherwise shall remain the property of the Bank.

9. In the event of this Guarantee being determined or ceasing from any cause to be binding as a continuing guarantee on us:

(a) it shall be lawful for the Bank to continue to provide facilities (as hereinbefore mentioned) to the Customer and to continue any account with the Customer notwithstanding such event and our liability for the amount of the Liabilities at the date this Guarantee is determined shall continue notwithstanding any subsequent payment to or drawing upon or advance by the Bank by or to or for or on behalf of the Customer; and

(b) [ILLEGIBLE] the Bank may forthwith without thereby affecting its rights under this Guarantee open a new or separate account with the Customer and, if the Bank does not open a new or separate account, the Bank shall nevertheless be treated as if it had done so at the time (the "relevant time") that the Bank received notice or became aware that this Guarantee had determined or ceased to be binding as a continuing guarantee and as from the relevant time all moneys paid by or on behalf of the Customer shall be credited or be treated as having been credited to the new or separate account and shall on settlement of any claim in respect of this Guarantee not operate to reduce the amount due from the Customer at the relevant time or the interest thereon unless the person or persons paying in such moneys shall at the time of payment direct the Bank in writing to appropriate the sum specially to that purpose.

10. The Bank shall be entitled at all times to place and keep in a separate or suspense account or accounts to our credit or to the credit of such other person as the Bank may think fit any moneys received under this Guarantee or as a result of the exercise of any of its rights against the Customer or any other surety in respect of the Liabilities for so long and in such manner as the Bank may determine without any intermediate obligation to apply the same or any part thereof in or towards the discharge of the Liabilities and the Bank shall be entitled to prove against us as if any amount standing to the credit of such account had not been received. We hereby irrevocably waive any right of appropriation in respect of any sums paid by us.

11. Until all the Liabilities have been fully paid and discharged (and notwithstanding that we may have discharged the amount of this Guarantee), we shall not take any step to enforce any right against the Customer or his/their representatives in respect of this Guarantee or of any moneys paid hereunder or prove in any bankruptcy, liquidation, administration, winding up or other proceeding having an effect equivalent thereto of the Customer (each of which proceedings are hereinafter called a "Liquidation") in respect thereof in competition with the Bank or claim the benefit of any securities held by the Bank.

12. We have not taken and, until the Liabilities and Guaranteed Sums have been discharged and satisfied in full, will not take without the Bank's prior written consent any security (which for the purposes of this Clause shall include any promissory note, cheque or bill of exchange) from the Customer in connection with this Guarantee; and in the event of our having taken or taking any security in contravention of this provision we will hold the same on trust for the Bank as further security for the Bank and will forthwith deposit the same and all documents relating thereto with the Bank and we will account to the Bank for all moneys at any time received by us in respect thereof and in default of our so doing the maximum amount for which we are to be liable under this Guarantee (as set out in Clause 1(a) above) shall be increased by the amount by which any dividend in the bankruptcy or in the Liquidation of the Customer or otherwise payable by the Customer to the Bank is thereby diminished.

13. Any settlement or discharge between us and the Bank shall be conditional upon no security (including without limitation, any guarantee) furnished or payment made to the Bank by the Customer or any other person being avoided or reduced by virtue of any relevant statutory provisions or enactments relating to bankruptcy, winding up or liquidation or other proceeding having an equivalent effect to any of the foregoing for the time being in force in any jurisdiction and the Bank shall be entitled to retain any security held in respect of our liability hereunder (hereinafter called the "Guarantee Security") until the expiration of the period or periods under such provisions or enactments within which such payment or security could be avoided or reduced and if within any such period the payment or security is so avoided or reduced the Bank shall be entitled to retain the Guarantee Security or any part thereof for and during such further period as the Bank in its entire discretion shall determine.

14. In any proceedings under or for any other purpose of this Guarantee a certificate signed by any officer or representative of the Bank certifying the amount of the Liabilities shall be accepted by us as conclusive evidence thereof.

      (a) We will pay and discharge the Liabilities and any interest payable by us pursuant to Clause 1(b) hereof, in whatever currency or currencies the Liabilities are entered in the books of the Bank and if any part of the Liabilities is entered in a different currency from any other part or parts of the Liabilities we shall pay and discharge each part of the Liabilities and any interest payable by us pursuant to Clause 1(b) hereof, in the currency in which such part or as the case may be such interest is entered in the books of the Bank and if any such payment or discharge is subject to any withholding or other tax, duty, levy, impost or charge imposed or levied by or on behalf of any government or any political subdivision or taxing authority thereof we shall pay to the Bank such additional amounts as may be necessary to ensure the receipt by the Bank of the full amount of the Liabilities and any such interest.

      (b) For the purposes of ascertaining at any time and in particular on the date of any demand hereunder the maximum amount (if any) for which we are to be liable in accordance with Clause 1(a) hereof if some or all of the Liabilities are entered in the books of the Bank in a currency or currencies other than the currency in which such maximum amount is denominated (the "Limit Currency") those parts of the Liabilities denominated in currencies other than the Limit Currency will be converted, notionally, into the Limit Currency at the rate at which the Bank would sell to us, in accordance with its usual practices, the currency in which such other parts of the Liabilities are denominated provided always and we agree that if some or all of the Liabilities are entered in the books of the Bank in a currency other than the Limit Currency, and the amount of the Liabilities exceeds the maximum amount stipulated in Clause 1(a). the Bank shall be at liberty to elect which parts of the Liabilities shall be and form part of the Guaranteed Sums.

16. We agree that in addition to any general lien, right to combine or consolidate accounts, right of set-off or other similar right to which the Bank may be entitled by law or pursuant to any other agreement, the Bank shall be entitled at any time and from time to time without notice to us to set-off, transfer or apply all or any of the moneys from time to time standing to the credit of any account in our name(s) or of which we are the beneficial owner with the Bank (regardless of (i) the branch of the Bank at which, or the currency in which, such account is maintained or (ii) whether such account has matured or not or is subject to notice or not) in or towards the discharge of the Liabilities or any other of our obligations under this guarantee and to purchase therewith for our account any other currency required for such purpose.

17. Any notice or demand hereunder shall be in writing and shall be deemed to have been sufficiently given if sent by prepaid (and, if posted to a place outside Hong Kong, air mail) post to the address of the person to whom such notice or demand is to be given as appearing herein or to such other address as such person may from time to time have notified to the Bank and any notice or demand so sent shall be deemed to have been served on the day following the date of posting if posted in Hong Kong to an address in Hong Kong and on the eighth day following posting if posted to or from a place outside Hong Kong and in proving such service it shall be sufficient to prove that the envelope containing the notice was property addressed, stamped and posted.

18. If any one or more of the provisions of this Guarantee or any part or parts thereof shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not vitiate any other provisions of this Guarantee and this Guarantee shall be construed as if such illegal, invalid or unenforceable provisions were not contained herein.

19. In this Guarantee wherever the context so requires or admits (i) where the Customer comprises two or more persons all references to the Customer shall be construed as references to all or any of such persons, (ii) the singular shall include me plural and vice versa, (iii) the expression "person" shall mean and include a company, society, corporation, firm or an individual and in the case of an individual his or her executors, administrators, committee, receiver or other person lawfully acting on behalf of every such person, (iv) the expression this Guarantee shall be construed as including and extending [ILLEGIBLE] any separate or independent stipulation or agreement herein contained, and (iv) any reference to any statutory provision or enactment shall be deemed [ILLEGIBLE] include a reference to any modification or re-enactment thereof for the time being in force.

20. Where this Guarantee is signed by more than one party our liability hereunder shall be joint and several and every agreement and undertaking on our part shall be construed accordingly and all references to us in this Guarantee shall, where the context requires or admits, be construed as references to all or any of us and the Bank shall be at liberty to release or discharge any of us from the liabilities of this Guarantee or to accept any composition from or make any other arrangements with any of us without releasing or discharging the other or others of us or otherwise prejudicing or affecting the rights and remedies of the Bank against the other or others of us and no one of us shall be nor shall this Guarantee be released or discharged by any take-over reconstruction, amalgamation, merger, liquidation or change in the constitution of any of us.

[ILLEGIBLE] This Guarantee shall remain valid and binding for all purposes notwithstanding any change by amalgamation, consolidation or otherwise which [ILLEGIBLE] and shall be available

23. This Guarantee shall be governed by and construed in accordance with the laws of Hong Kong and we hereby submit to the non-exclusive jurisdiction of the Hong Kong courts.

24. We hereby appoint the person named below (if any) as our agent to accept service of any legal process in Hong Kong in connection with this Guarantee. We agree that any writ, summons, order, judgment or other document shall be deemed duly and sufficiently served on us if addressed to us or to the said agent and left at, or sent by post to the respective address of us or the said agent last known to the Bank. The foregoing shall not limit the rights of the Bank to serve process on us in any manner permitted by law in any jurisdiction.

25. We agree that the Chinese translation shall not apply in construing this security and that the English version shall govern for all purposes.

Dated 2nd day of September 1999.

Name of Process Agent (if any):         Tarrant Company Limited
                                        ----------------------------------------
Address of Process Agent:               13/F, Lladro Centre
                                        ----------------------------------------
                                        72-80 Hoi Yuen Road, Kwun Tong
                                        ----------------------------------------
                                        Kowloon, Hong Kong
                                        ----------------------------------------

Corporate Signatory

Signed by:

     Gerard Guez, Chairman                Gerard Guez
-----------------------------------       --------------------------------------
a Director for and on behalf of                  (Signature of Director)

  Tarrant Apparel Group
----------------------------------
       (Name of Company)

in the presence of:

Name of Witness        Patrick Chow
                       ----------------------------
I/D Card No
(or equivalent)        HKIDO34629(3)
of Witness:            ----------------------------

Address of Witness     3151 E. Washington Blvd.
                       ----------------------------
                       Los Angeles, CA 90023
                       ----------------------------

                       ----------------------------

Occupation of Witness  Treasurer                            /s/ [ILLEGIBLE]
                       ----------------------------         --------------------
                                                            Signature of Witness

================================================================================
                          UNLIMITED CONTINUING GUARANTY
             (CORPORATION, INDIVIDUAL, PROPRIETORSHIP, PARTNERSHIP)
================================================================================

                                                            Date  _______, 19__

--------------------------------------------------------------------------------
NAME                          NO. AND STREET

Tarrant Apparel Group         3151 East Washington Boulevard
--------------------------------------------------------------------------------
CITY, VILLAGE OR TOWN         COUNTY              STATE

Los Angeles                                       California 90023
                                                            (Guarantor) and
--------------------------------------------------------------------------------
                              LENDING OFFICE, DEPARTMENT OR DIVISION

THE HONG KONG AND SHANGHAI
BANKING CORPORATION LIMITED   Hong Kong Main Office
--------------------------------------------------------------------------------
NO. AND STREET                CITY                STATE

1 Queen's Road Central                                       (Bank)
--------------------------------------------------------------------------------

agree as follows:

      1. Guaranty of Payment.

            (a) Guarantor hereby unconditionally guarantees the full and prompt payment to Bank when due, whether by acceleration or otherwise, of any and all indebtedness (as hereinafter defined) of Tarrant Company Limited (Debtor) to Bank.

            (b) As used in this Guaranty, "Indebtedness" shall mean any and all indebtedness and other liabilities of Debtor to Bank of every kind and character and all extensions, renewals and replacements thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as hereinafter provided: (i) whether now existing or hereafter incurred;
(ii) whether direct, indirect, primary, absolute, joint, several or joint and several, secondary, contingent, secured, unsecured, matured or unmatured, by guarantee or otherwise; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iv) whether such indebtedness was originally contracted with Bank or with another or others; (v) whether or not such indebtedness is evidenced by a negotiable or non-negotiable instrument or any other writing; and (vi) whether such indebtedness is contracted by Debtor alone, jointly, severally or jointly and severally with another or others.

            (c) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Bank to Debtor; any extension, renewal or replacement of any indebtedness, any forbearance with respect to any Indebtedness or otherwise, any cancellation, of an existing guaranty; any purchase of any of Debtor's assets by Bank; or any other valuable consideration

      2. Bank's Costs and Expenses. Guarantor agrees to pay on demand all costs and expenses of every kind incurred by Bank: (a) in enforcing this Guaranty; (b) in collecting any Indebtedness from Debtor or Guarantor; (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any indebtedness; and (d) for any other purpose related to the Indebtedness or this Guaranty "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by Bank in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

      3. Nature of Guaranty: Continuing, Absolute and Unconditional.

            (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness and not of collection of the Indebtedness (irrespective of the aggregate amount thereof and whether or not the Indebtedness from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement, or other agreement in connection with the indebtedness, or in connection with any other indebtedness or liability to Bank, or collateral held by Bank therefor or with respect thereto, whether or not furnished by Guarantor. This Guaranty and Guarantor's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by Guarantor, Debtor or any other person of any other guaranty, indorsement or other agreement or the delivery of collateral therefor. Guarantor waives any claim, remedy or other right which Guarantor might now have or hereafter acquire against Debtor or any other person that is primarily or contingently liable for the Indebtedness including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank against Debtor or any collateral therefor which Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute, or common law.

            (b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Bank. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of Bank including, without limitation, representations to make loans to Debtor or enter into any other agreement with Debtor or Guarantor. No modification or amendment of any provision of this Guaranty and no waiver of any right by Bank shall be effective unless in writing and signed by a duly authorized officer of Bank.

      4. Certain Rights and Obligations.

            (a) Guarantor authorizes Bank, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the Indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (iv) to dispose of or substitute any and all collateral securing the Indebtedness in any manner as Bank, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition or substitution and the enforcement of any and all indorsements and guaranties relating to the Indebtedness or any part thereof as Bank, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise), including, without limitation, if this Guaranty is limited in amount, to make any such application to Indebtedness, if any, in excess of the amount of this Guaranty.

            (b) If any default shall be made in the payment of any Indebtedness, Guarantor hereby unconditionally agrees to pay the same in full: (i) without deduction by reason of any setoff, defense or counterclaim of Debtor; (ii) without requiring protest, presentment or notice of non-payment or notice of default to Guarantor, to Debtor or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Bank to resort first to Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Bank may hold; (v) without requiring notice of acceptance hereof (or of any liability to which this Guaranty applies or may apply) or assent hereto by Bank; (vi) without requiring notice that any indebtedness has been incurred or of the reliance by the Bank upon this Guaranty; and (vii) without notice of dishonor, notices of acceleration, notice of intent to accelerate, and all other notices and demands, collection suit and the taking of any other action by Bank; all of which Guarantor hereby waives.

            (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any Indebtedness or Guarantor's obligations hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien; (iii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any delay or failure to protect, preserve or insure, any such collateral; (iv) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the exercise of, any right, power or remedy of Bank or any person (including, without limitation, those remedies described in Section 4(c)(iii) of this Guaranty) against Guarantor, Debtor, any person or entity or relating to the Indebtedness or any part thereof or the collateral therefor; (v) failure of Guarantor to receive notice of any intended disposition of such collateral; (vi) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by Bank in enforcing its claims against the Debtor or any collateral therefor including, without limitation, any failure to make, prove, or vote any claim relating to the Indebtedness or any collateral therefor in any case or proceeding pursuant to the Federal Bankruptcy Code or any similar law, or any satisfaction of the Indebtedness or any part thereof by reason of the failure of Bank to recover against any collateral therefor or the failure of Bank to obtain a judgment for any deficiency; (vii) any release, settlement, composition, adjustment, renewal, extension, modification, increase, rearrangement, compromise, replacement, cancellation, discharge, assignment, sale, exchange, conversion, participation or other transfer or disposition of any obligation of Debtor or of any collateral therefor; (viii) the invalidity or unenforceability of any of the Indebtedness; (ix) the creation of any security interest, lien or other encumbrance in favor of any person other than Bank; (x) any refusal or failure of Bank or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Debtor or Bank's or any other party's receipt of notice of such refusal or failure;
(xi) any refusal or failure of Bank or any other person to provide to Guarantor any information relating to Debtor, any other guarantor, indorser, or any person or entity who has given any collateral as security for the payment of the Indebtedness or any information relating to Debtor's or such guarantor's, indorser's, person's, or entity's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (xii) any change in the ownership or membership of Guarantor or Debtor; (xiii) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Debtor or any person in any way related to the Indebtedness or a part thereof or any collateral therefor; or (xiv) any other thing or circumstance which might otherwise constitute a defense to Guarantor's obligations hereunder.

      5. Collateral

            (a) As further security for payment of the Indebtedness and of any other indebtedness, now existing or hereafter incurred, of Guarantor to Bank, Guarantor hereby grants to Bank a security interest in and lien on any and all money, securities and other property of whatever nature, of Guarantor, and all proceeds, replacements, increases, renewals, accessions, products, additions, apportenances and substitutions thereof, which is or hereafter may be in the actual or constructive possession or control of Bank in any capacity or of any third party acting on Bank's behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by Bank to Guarantor, and with respect to all such money, securities and other property, Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect in the State of California, in addition to those rights granted herein or in any other agreement now or hereafter in effect between Guarantor and Bank.

            (b) Guarantor agrees to furnish on Bank's demand, collateral satisfactory to Bank, as security for this Guaranty and to execute such security agreements, financing statements and other documents with respect thereto as Bank shall reasonably request.

      6. Guaranty of Performance. Guarantor also guarantees the full, prompt and unconditional performance of all covenants, duties, obligations and agreements of every kind owed or hereafter to be owed by Debtor to Bank. Every provision for the benefit of the Bank contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

      7. Termination. This Guaranty shall remain in full force and effect as to each Guarantor until the officer in charge of the Lending Office, Department or Division of Bank indicted above shall actually receive from such Guarantor written notice of its discontinuance, or notice of the death or judicial declaration of incompetency of such Guarantor, provided, however, that this Guaranty shall remain in full force and effect thereafter until: (i) all Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Bank, and any modifications, extensions, renewals or replacements thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full, and (ii) all of Debtor's covenants and obligations under any document, instrument or writing at any time evidencing, securing or in any way relating to the Indebtedness are performed and satisfied in full, as determined in Bank's sole and absolute discretion. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other Guarantor. Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by Bank. Guarantor agrees that, to the intent that Debtor makes a payment or payments to Bank on the Indebtedness, or Bank receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Debtor its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the intent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred notwithstanding any contrary action which may have been taken by Bank in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by Bank against Guarantor under this Guaranty. Guarantor shall defend and indemnify Bank of and from any claim or loss under this paragraph including actual attorneys' and paralegals' fees and expenses in the defense of any such action or suit.

      8. Other Parties; Joint and Several Liability; Subordination.

            (a) Bank shall have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, or any other guarantor, without in any way releasing, impairing or affecting its right against the other or others of the undersigned or guarantor. The failure of any other person to sign this Guaranty shall not release or affect the obligations or liability of the undersigned.

            (b) If more than one party executes this Guaranty, the obligations of the undersigned hereunder shall be joint and several and the term "Guarantor" shall include each as well as all of them.

            (c) So long as any of the Indebtedness is outstanding, Guarantor hereby subordinates all indebtedness of Debtor to Guarantor to such Indebtedness. Guarantor agrees that any payment with respect to such subordinated indebtedness received by Guarantor shall be received by Guarantor as trustee for, and shall be promptly remitted to, Bank.

      9. Hazardous Substances. Debtor hereby agrees to indemnify, pay and hold Secured Party, and the officers, directors, employees, attorneys, agents and affiliates of Secured Party (Indemnitees) harmless from and against any and all liabilities, claims, damages, fines, penalties, liens, expenditures, costs, fees (including attorneys' fees), losses and charges including, without limitation, all costs of investigation, monitoring, legal representation, remedial response, removal, restoration or permit acquisition, which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred by or asserted against any of the Indemnitees as a result of or related to, either directly or indirectly, the improper use of wetlands; noise; solid, liquid or gaseous waste generation, release, or other management activities; the presence or suspected presence of, Release (as defined below) of or threatened Release of any Hazardous Substances (as defined below) on, in, under or near any property or improvements thereon, owned, leased or operated by Debtor, regardless of whether or not caused by, or within the control of Debtor and regardless of whether caused in whole or in part by any Indemnitees' negligence. The obligations of Debtor under this paragraph 9 shall survive foreclosure (or its equivalents), repayment of the Indebtedness and termination of this Agreement and shall not be reduced or impaired by any investigation made by or on behalf of any of the Indemnitees. For the purposes of this Paragraph 9, (i) "Hazardous Substances" means, without limitation, any explosives, radon, radioactive materials, asbestos, urea formaldehyde, foam insulation, polychlorinated biphenyls, petroleum oil, or fractions thereof, methane, "hazardous materials" as defined by or listed pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., hazardous wastes, hazardous or toxic substances or any other material defined as a hazardous substance in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., or as a hazardous or toxic substance or other contaminant under applicable state or local law, regulation or ordinance; and
(ii) "Release" has the same meaning as given to that term in Section 10l(22) of such Act and the regulations promulgated thereunder. Debtor shall bear the burden of proof by preponderance of the evidence that the indemnification contained in this Guaranty is inapplicable to any claim or assertion made hereunder.

      10. Miscellaneous.

            (a) "Debtor" and "Guarantor" as used in this Guaranty shall include:
(i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of Debtor or Guarantor shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; (ii) in the case of a partnership Debtor or Guarantor, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate Debtor or Guarantor, any other corporation into or with which Guarantor or Debtor (if Debtor is a corporation) shall have been merged, consolidated, reorganized, or absorbed.

            (b) Without limiting any other right of Bank, whenever Bank has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Bank at its sole election may set off against the Indebtedness any and all moneys then owed to Guarantor by Bank in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by Bank is then due, and Bank shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Bank's records subsequent thereto.

            (c) Guarantor's obligation hereunder is to pay the indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by Debtor, any bar to the enforceability of the Indebtedness, or any limitation on the right to attorneys' fees, resulting from any proceeding under the Federal Bankruptcy code or any similar law. Guarantor's obligation under this Guaranty shall also include payment of interest accrued on the Indebtedness before or after a filing of a petition under the bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Debtor.

            (d) No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor or Guarantor and Bank, whether or not relied on or acted upon, and no act, delay or omission by Bank in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Bank at any Bank at any time shall not operate as a waiver in the future of the Bank's right to exercise any right or remedy without notice or demand. Bank may remedy any default by Debtor under any agreement with Debtor or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. After Debtor's failure to pay the Indebtedness in full, or any part thereof, Bank may exercise against Guarantor each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of Bank hereunder, at law and in equity, are cumulative.

            (e) Bank and Guarantor as used herein shall include the respective heirs, legal representatives, beneficiaries, trustees, executors or administrators, or successors or assigns, of those parties. The rights and benefits of Bank hereunder shall, if Bank so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Bank hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of Debtor or Guarantor.

            (f) Bank's rights and remedies under this Guaranty are assignable and any participation may be panted by Bank herein in connection with the assignment or granting of a participation by Bank in the Indebtedness or any part thereof.

            (g) Captions of the sections of this Guaranty are solely for the convenience of Bank and Guarantor, and are not an aid in the interpretation of this Guaranty.

            (h) GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO SHALL BE LITIGATED IN COURTS HAVING SUITS WITHIN THE CITY AND STATE IN WHICH SECURED PARTY'S AS SPECIFIED ABOVE IS LOCATED. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SUCH CITY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON GUARANTOR AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS SPECIFIED ABOVE OR IN ANY OTHER MANNER PERMITTED BY LAW. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

            (i) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the intent necessary to make it or the applicable provison enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

            (j) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against the Debtor relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or other proceeding against the Guarantor in connection with this Guaranty whether or not Guarantor had notice of, or consented to, such payment or act.

            (k) Any demand for payment against Guarantor made by Bank under this Guaranty shall be in writing and delivered in person or by first class mail postage prepaid at the Guarantor's address first written above, and shall be deemed received: (i) upon delivery, if delivered in person, and (ii) two days after deposited in the mail or delivered to the post office, if mailed.

            (l) This Guaranty and the transactions evidenced hereby shall be governed by, and construed and enforced accordance with, the laws of the State of California without regard to principles of conflicts of law.

            (m) GUARANTOR AND BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

            (n) If this Guaranty or the Indebtedness is secured in whole or in part by real property, Guarantor hereby waives, to the fullest extent permitted by law, the benefit of any applicable anti-deficiency law and one form of action rule.

            This Guaranty is unlimited in amount, unless an amount is inserted in the space at the end of this paragraph. Only if an amount is so inserted, this Guaranty is limited to that amount (hereinafter referred to as the "Maximum Amount"), plus the sum of: (a) all unpaid interest which accrues on the Maximum Amount until payment of the Maximum Amount in full, calculated at the rate provided for in any instrument, document or agreement evidencing or pertaining to the Indebtedness; (b) all costs and expenses payable pursuant to Section 2(a) of this Guaranty; and (c) an amount equal to a fraction of all costs and expenses payable pursuant to Sections 2(b), 2(c) and 2(d) of this Guaranty, the numerator of which fraction is the Maximum Amount and the denominator of which fraction is the sum of all outstanding Indebtedness (less any unpaid accrued interest thereon), if such Indebtedness is either (i) payable on demand by its terms and for which the Bank has made demand for payment, or (ii) payable other than on demand by its terms and is presently due and owing, whether by maturity, acceleration or otherwise. Minimum Amount Unlimited.

                  (SEAL)            Guarantor(s) Name  Tarrant Apparel Group


                                    By: /s/ Gerard Guez
                                        ---------------------------------
                                    Print Name: Gerard Guez
                                    Title: Chairman & CEO

                         INDIVIDUAL OR PROPRIETORSHIP

STATE OF _______________)
                        )  SS:
COUNTY OF ______________)

      On __________, 19__, before me personally came _________________ to me known to be the person(s) described in and who executed the foregoing Guaranty, and (severally) acknowledged to me that (s)he executed the same

                                                      _________________________
                                                            Notary Public

                                  PARTNERSHIP

STATE OF _______________)
                        )  SS:
COUNTY OF ______________)

      On ____________, 19__, before me personally came _____________________ to me known to be the person who executed the foregoing Guaranty, and who, being duly sworn by me, did depose and say that (s)he is a general partner in the partnership described in the foregoing Guaranty, that (s)he executed the foregoing Guaranty in the name of such partnership and that (s)he had authority to sign the same; and (s)he acknowledged to me that (s)he executed the same as the act and deed of such partnership.

                                                      _________________________
                                                            Notary Public

                                  CORPORATION

STATE OF CALIFORNIA   )
                      )  SS:
COUNTY OF LOS ANGELES )

      On 0[ILLEGIBLE]-04-96, 1996, before me came Gerald Guez to me known, who, being by me duly sworn, did depose and say that (s)he resides at Los Angeles, that (s)he is ________________ of __________________, the corporation described in and which executed the foregoing instrument, and that (s)he signed his (her) name thereto by order of the Board of Directors of said corporation.

                                                       /s/ Fatima S. Palacios
                                                      -------------------------
                                                            Notary Public

=================================
          FATIMA S. PALACIOS
             COMM. #987006
[SEAL] Notary Public - California
          LOS ANGELES COUNTY
     My Comm. Expires MAR 7, 1997
=================================

--------------------------------------------------------------------------------

FINOVA [LOGO]

                              Continuing Guaranty

Borrower:      Tag Mex, Inc.

Guarantor(s):  Tarrant Apparel Group

Date:          April 28, 1999

      This Continuing Guaranty is executed by the above-named guarantor(s) (jointly and severally, the "Guarantor"), as of the above date, in favor of FINOVA CAPITAL CORPORATION ("FINOVA"), with an address at 355 S. Grand Avenue, Suite 2310, Los Angeles, California 90071, with respect to the Indebtedness of the above-named borrower ("Borrower").

      1. In consideration of and in order to induce FINOVA, its successors, endorsees or assigns to grant and continue to grant such advances, loans or extensions of credit directly or indirectly to the Borrower and to grant to Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishment of legal rights as FINOVA may deem advisable, and for other good and valuable consideration, receipt of which is hereby duly acknowledged, the Guarantor, for the Guarantor and for their heirs and personal representatives, or successors, and assigns of the Guarantor, hereby absolutely and unconditionally guarantees to FINOVA, its successors, endorsees and assigns, the prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise and at all times thereafter of the following (the "Indebtedness"): any and all obligations or liabilities of every kind, nature and character (including all renewals, extensions and modifications thereof) of Borrower to FINOVA, its successors, endorsees or assigns howsoever created or arising, whether or not represented by negotiable instruments or other writings, whether now existing or hereafter incurred, whether originally contracted with FINOVA or with another and assigned or transferred to FINOVA or otherwise acquired by FINOVA, whether contracted by Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured, including but not limited to any and all sums, late charges, disbursements, expenses, legal fees and any deficiency upon enforcement of collateral, agreements and contracts in connection with all of such obligations.

      2. Guarantor consents that without notice to or further assent by Guarantor, the obligation of Borrower or of any other party for the liability hereby guaranteed may be renewed, extended, modified, prematured or released by FINOVA as it may deem advisable in its sole and absolute discretion, and that any security or securities which FINOVA holds may be exchanged, sold, released, or surrendered by it, as it may deem advisable in its sole and absolute discretion, without impairing or affecting the obligation of Guarantor hereunder.

      3. Guarantor waives any and all notice of the acceptance of this guaranty, or of the creation, renewal or accrual of any obligations or liability of Borrower to FINOVA, present or future, or of the reliance of FINOVA upon this guaranty. Any and every obligation or liability of Borrower to FINOVA herein described shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty, and all dealings between Borrower and FINOVA shall likewise be presumed to be in reliance upon this guaranty. Guarantor waives protest, presentment, demand for payment, notice or default or non-payment and notice of dishonor to or upon Guarantor. Borrower or any other party liable for any of Borrower's obligations hereby granted.

      4. This guaranty shall be construed as an absolute and unconditional guaranty of payment without regard to the validity, regularity or enforceability of any obligation or purported obligation of Borrower. FINOVA shall have all of its remedies under this guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed and may pursue all or any of its remedies at one or at different times. FINOVA is hereby given a continuing lien for the purposes and security of this guaranty as well as for any other obligation or liability (present or future, absolute or contingent, due or not due) of Guarantor to FINOVA upon all property and securities now or hereafter given unto or left in the possession or custody of FINOVA for any purpose (including property left in safekeeping or custody), by or for the account of any Guarantor, and also upon any deposits with or any credit or claim of any Guarantor against FINOVA existing from time to time. FINOVA is hereby authorized and empowered, upon the occurrence of any of the events set forth in the next succeeding paragraph, to appropriate and apply to the payment and extinguishment of the liability of Guarantor any and all such monies, property, securities, deposits or

FINOVA                                                       Continuing Guaranty
--------------------------------------------------------------------------------

credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

      5. Upon the default of Borrower or any Guarantor with respect to any obligations or liabilities of either of them to FINOVA or in the event Borrower or any Guarantor shall die or become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy be filed by or against Borrower or any Guarantor, or in the event of the appointment of a receiver (either at law or in equity) of Borrower or of any Guarantor, or in the event that a judgment is obtained or warrant of attachment issued against Borrower or any Guarantor, or in the event that the financial or business condition of any of them shall so change as in the opinion of FINOVA will materially impair its security or increase its risk, all or any part of the obligations and liabilities of Borrower and/or of Guarantor to FINOVA, whether direct or contingent, and of every kind and description, shall, without notice or demand, become immediately due and payable insofar as this guaranty is concerned, and shall be taken up forthwith by Guarantor, and in any of such events, and whether or not the said liabilities and obligations are due and payable. FINOVA may (in addition to, and subject to its rights and remedies under the terms of any special contract with Borrower), without demand of performance or advertisement or notice of intention to sell or of time or place of sale, or to redeem, or other notice whatsoever to Guarantor or to Borrower (all and each of which demands, advertisements and notices being hereby expressly waived), sell any and all collateral which it may hold for said obligations, or under this guaranty, in one or more parcels, at public or private sale, at FINOVA's office or elsewhere, at such prices as FINOVA may deem best, either for cash or credit, with the right of FINOVA at any such sale, public or private, to purchase the whole or any part of said collateral free from any right or equity of redemption, which right or equity is hereby expressly waived. FINOVA may, in its uncontrolled discretion, apply the net proceeds of such sale or sales to payment on account of the obligations or liabilities of Borrower and Guarantor in such manner and order of priority as FINOVA may, in its absolute and uncontrolled discretion, elect. If, in the opinion of FINOVA, any collateral deposited hereunder cannot be freely sold or disposed of at public or private sale (because of any relationship between the owner and issuer thereof or otherwise), FINOVA shall have the unqualified right (in addition to all other rights hereunder) to sell the same, or any part thereof, to a purchaser or purchasers, under investment letters, for a negotiated price or prices which, under such circumstances, shall be deemed to be fair and equitable.

      6. Any stocks, bonds or other securities held by FINOVA hereunder may, whether or not Borrower or Guarantor is in default, be registered and held in the name of FINOVA or its nominee, and FINOVA or said nominee may exercise all voting and corporate rights relating thereto as if the absolute owner thereof.

      7. The term "Borrower" as used herein shall include the individual or individuals, association, partnership or corporation named herein as Borrower, and (a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation, or other withdrawal of any partner, and
(c) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed. The right of FINOVA to hold, deal with and dispose of the property deposited by Guarantor hereunder, as herein provided, shall continue unimpaired notwithstanding any invalidity or unenforceability of this guaranty as against Guarantor personally.

      8. FINOVA's books and records showing the account between FINOVA and Borrower shall be admissible as evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof hereof, FINOVA's monthly statements
                           -----------
rendered to Borrower shall, to the extent to which no written objection is made within sixty (60) days after the date thereof, constitute an account stated between FINOVA and Borrower and be binding upon the Guarantor.

      9. The Guarantor waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against Borrower, or any person other than a coguarantor directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Borrower's property (including without limitation, property collateralizing the Guarantor's obligations to FINOVA) arising from the existence or performance of this guaranty.

      10. The Guarantor represents and warrants that there is no existing indemnification agreement, whether qualified or unqualified, between the undersigned and Borrower. The undersigned waives any right he may otherwise have to seek a stay from any United States Bankruptcy Court, in which Borrower may become a debtor, of any claim or cause of action hereinafter asserted against the Guarantor on his guaranty, whether in an action commenced against the undersigned as a guarantor prior to or instituted following the filing a Chapter figure 11 petition by or against Borrower. The Guarantor further acknowledges that this waiver hereinabove, is specifically provided to FINOVA as an inducement to it to effect the financial accommodations provided by FINOVA to Borrower.

FINOVA                                                       Continuing Guaranty
--------------------------------------------------------------------------------

      11. This guaranty shall, without further reference, pass to, and may be relied upon and enforced by, any successor or assignee of FINOVA and any transferee or subsequent holder of any of said liabilities or obligations of Borrower. This guaranty may be terminated (but only insofar as it may relate to obligations of Borrower arising subsequent to such termination) upon written notice to that effect delivered by Guarantor to an officer of FINOVA, such termination to be effective only upon the execution by such officer of a written receipt therefor, and in the event of such termination, Guarantor and his or their respective executors, administrators or successors and assigns shall nevertheless remain liable with respect to obligations incurred or arising theretofore, and with respect to such obligations and any renewals, extensions or other liabilities arising out of same, this guaranty shall continue in full force and effect, and FINOVA shall have all the rights herein provided for as if no such termination had occurred.

      12. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF FINOVA AND OF THE GUARANTOR SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA FOR A DETERMINATION OF ANY DISPUTE CONNECTED WITH THIS GUARANTY AND AUTHORIZES THE SERVICE OF PROCESS ON THE GUARANTOR BY REGISTERED OR CERTIFIED MAIL SENT TO THE GUARANTOR AT THE ADDRESS OR ADDRESSES OF THE GUARANTOR. AS THE CASE MAY BE AS HEREIN SET FORTH OR AS SET FORTH ON ANY RECORD MAINTAINED BY FINOVA. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; GUARANTOR AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS CONTINUING GUARANTY IN ANY COURT OTHER THAN ONE LOCATED IN LOS ANGELES, CALIFORNIA. Nothing herein shall affect or impair FINOVA's right to serve legal process in any manner permitted by law or FINOVA's right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. This guaranty cannot be changed or terminated orally, shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall inure to the benefit of FINOVA's successors and assigns.

      13. (a) Without limiting the generality of any other provision of this guaranty, Guarantor hereby expressly waives: (i) all rights and benefits under
Section 2809 of the California Civil Code purporting to reduce Guarantor's obligation in proportion to the principal obligation hereby guaranteed, and any defense based on or arising out of any defense the person or entity primarily liable may have to payment or to performance of any covenants or obligations;
(ii) all rights and benefits under Section 2845 of the California Civil Code which, among other things, permits a guarantor or surety to require any creditor to pursue its debtor, any security which said creditor may hold, or any other remedy before proceeding against Guarantor' (iii) any defense, right of set-off, claim or counterclaim whatsoever (other than payment and performance in full of all of the Liabilities after any termination of the Loan Agreement in accordance with the terms of the Loan Documents, and any and all other rights, benefits, protections and other defenses which Guarantor may have, now or at any time hereafter, to full payment or performance of the Liabilities pursuant to the terms of this guaranty, including, without limitation, under California Civil Code Sections 2809, 2810, 2819, 2820, 2821, 2839, 2845, 2847, 2848, 2849,
2850 and 2855, and California Code of Civil Procedure Sections 580a, 580b and 580d, and all successor sections: and (iv) Guarantor hereby specifically waives the provisions of California Civil Code Section 2815, and any successor section, with respect to this guaranty and all security for the obligations of Guarantor hereunder.

      (b) Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder. FINOVA may, from time to time, before or after revocation of this guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including without limitation, any destruction of Guarantor's right of subrogation against Borrower and any destruction of Guarantors right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, (i) Guarantor waives all rights and defenses arising out of an election of remedies by FINOVA, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantors rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) Guarantor further waives all rights and defenses arising out of an election or remedies by FINOVA, even though that election of

FINOVA                                                       Continuing Guaranty
--------------------------------------------------------------------------------


remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation, reimbursement and contribution against any other guarantor of the guaranteed obligation, by the operation of Section 580d of the Code of Civil Procedure or otherwise. (iii) Guarantor understands that if FINOVA forecloses any present or future trust deed, which secures any or all of the Indebtedness or which secures any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure. Guarantor may, as a result, have a complete defense to liability under this guaranty, based on legal doctrine of estoppel and Sections 580a, 580d or 726 of the California Code of Civil Procedure, and Guarantor hereby expressly waives all such defenses. (iv) Guarantor understands and agrees that, in the event FINOVA in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to FINOVA for any deficiency even though Guarantor will lose his right of subrogation against the Borrower, and even though Guarantor will be unable to recover from the Borrower the amount of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation against Borrower if FINOVA had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder. (v) Guarantor understands and agrees that, in the event FINOVA in its sole discretion forecloses any trust deed now or hereafter securing any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure. Guarantor will remain liable to FINOVA for any deficiency, even though Guarantor will lose his right of subrogation or contribution against the other guarantor, and even though Guarantor will be unable to recover from the other guarantor any part of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation or contribution against the other guarantor if FINOVA had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder.

      14. Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, FINOVA's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually. In addition, Guarantor waives the performance of each and every condition precedent to which Guarantor might otherwise be entitled by law. FINOVA shall have the right to fill in any blank spaces left in this guaranty (including the name of "Borrower"), to date this guaranty and to correct patent errors therein.

      15. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this guaranty at Borrowers request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of FINOVA with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting FINOVA to furnish to him any information now or hereafter in FINOVA's possession concerning the same or any other matter. By executing this guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty. which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require FINOVA to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of FINOVA. Borrower, or any other person, or any other matter, fact, or occurrence.

      16. The Guarantor acknowledges that this guaranty and the Guarantor's obligations under this guaranty are and shall at all times continue to be absolute and unconditional in all respects and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense to this guaranty and the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this guaranty or the obligations of the Guarantor hereunder or otherwise with respect to any transactions involving the Borrower and FINOVA. This Guaranty sets forth the entire agreement and understanding of FINOVA and Guarantor and Guarantor absolutely. unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever (including, but not limited to, fraud in the inducement and commercial disposition of collateral of the Guarantor or Borrower) with respect to this guaranty or the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including without limitation, Borrower) relating to this guaranty or the obligations of the Guarantor under this guaranty or otherwise with respect to any transactions involving the Borrower and FINOVA in any action or proceeding brought by its successors and assigns, to collect the Debt or any portion thereof, or to enforce, the obligations of the Guarantor under this guaranty. The Guarantor acknowledges that no oral or other agreements,

FINOVA                                                       Continuing Guaranty
--------------------------------------------------------------------------------


understandings, representations or warranties exists with respect to this guaranty or with respect to the obligations of the Guarantor under this guaranty, except as specifically set forth in this guaranty.

      17. No executory agreement and no course of dealing between Guarantor and FINOVA shall be effective to change or modify this guaranty in whole or in part; nor shall any change, modification or waiver of any rights or powers of FINOVA be valid or effective unless in writing or signed by an authorized officer of FINOVA.

      18. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. FINOVA, BY ITS ACCEPTANCE HEREOF, AND GUARANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN FINOVA AND GUARANTOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF FINOVA OR GUARANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FINOVA OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Guarantor:

TARRANT APPAREL GROUP


By: /s/ [ILLEGIBLE]
   ------------------

Title: V.P.
      ---------------

                                  SCHEDULE 8.8

                            OUTSTANDING INDEBTEDNESS

                             Schedule of Bank Debts

Bank                              Limit             Borrower
----                              -----             --------

MTB Bank                       $ 2,500,000          Rocky Apparel
Hongkong Bank                  $33,000,000          Tarrant Co. Ltd.
SCB, NY                        $10,000,000          Tarrant Apparel Group
SCB, HK                        $13,000,000          Tarrant Co. Ltd.
Banco BilBao                   $ 1,000,000          Famian
Banco International            $   222,222          Famian
BA Leasing                     $ 5,131,014          Tarrant Apparel Group
GE Capital                     $15,489,444          Tarrant Apparel Group
Bankers Direct                 $ 4,876,769          Tarrant Apparel Group
                                                    (approved but not drawn yet)

Promissory Notes:
----------------

Company                         Amount                      Nature
-------                         ------                      ------

Picanol                    $ 5,794,460.55 USD    Rocky Apparel

W. Schlafhorst AG & Co.    $ 4,743,897.58 DM     Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Sohler Airtex GmbH         $   544,748.54 DM     Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Zinser Textilmaschinen     $11,767,882.21 DM     Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Brugman                    $   494,780.00 USD    Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Trutzschler GmbH & Co.     $ 7,335,044.50 DM     Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Termoelettronica S.P.A.    $   345,000.00 USD    Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

Volkmann/Fadis             $ 1,278,781.91 EURO   Vendor Financing on textile
                                                 equip. in Tlaxcala, Mexico

                                SCHEDULE 9.1 (f)

                                   LITIGATION

                                SEE SCHEDULE 6.8